UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22717

                      First Trust Exchange-Traded Fund VI
    -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
    -----------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
    -----------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                       Date of fiscal year end: March 31
                                               ----------

                  Date of reporting period: September 30, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549p. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------

First Trust Nasdaq Bank ETF (FTXO)
First Trust Nasdaq Food & Beverage ETF (FTXG)
First Trust Nasdaq Oil & Gas ETF (FTXN)
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
First Trust Nasdaq Retail ETF (FTXD)
First Trust Nasdaq Semiconductor ETF (FTXL)
First Trust Nasdaq Transportation ETF (FTXR)

----------------------------
Semi-Annual Report
September 30, 2017
----------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2017

Shareholder Letter ..........................................................  2
Market Overview .............................................................  3
Fund Performance Overview
      First Trust Nasdaq Bank ETF (FTXO) ....................................  4
      First Trust Nasdaq Food & Beverage ETF (FTXG) .........................  6
      First Trust Nasdaq Oil & Gas ETF (FTXN) ...............................  8
      First Trust Nasdaq Pharmaceuticals ETF (FTXH) ......................... 10
      First Trust Nasdaq Retail ETF (FTXD) .................................. 12
      First Trust Nasdaq Semiconductor ETF (FTXL) ........................... 14
      First Trust Nasdaq Transportation ETF (FTXR) .......................... 16
Notes to Fund Performance Overview .......................................... 18
Understanding Your Fund Expenses ............................................ 19
Portfolio of Investments
      First Trust Nasdaq Bank ETF (FTXO)..................................... 21
      First Trust Nasdaq Food & Beverage ETF (FTXG) ......................... 22
      First Trust Nasdaq Oil & Gas ETF (FTXN) ............................... 23
      First Trust Nasdaq Pharmaceuticals ETF (FTXH) ......................... 24
      First Trust Nasdaq Retail ETF (FTXD) .................................. 25
      First Trust Nasdaq Semiconductor ETF (FTXL) ........................... 26
      First Trust Nasdaq Transportation ETF (FTXR) .......................... 27
Statements of Assets and Liabilities ........................................ 28
Statements of Operations .................................................... 30
Statements of Changes in Net Assets ......................................... 32
Financial Highlights ........................................................ 35
Notes to Financial Statements ............................................... 42
Additional Information  ..................................................... 48

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2017

Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund VI.

First Trust is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six-month period ended September 30, 2017. We encourage you to read this report carefully and discuss it with your financial advisor.

As Donald Trump has been settling into office in his initial year as President, the U.S. bull market has continued. From November 8, 2016 (the date Trump was elected) through September 30, 2017, the S&P 500(R) Index posted a total return of 19.92%, according to Bloomberg. All 11 major sectors were up on a total return basis as well. Since the beginning of 2017 through September 30, 2017, the S&P 500(R) Index has closed its trading sessions at all-time highs on 39 occasions. The NASDAQ Composite Index has closed its trading sessions at all-time highs on 50 occasions over the same period.

The current bull market (measuring from March 9, 2009 through September 30,
2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments. With Congress back in session in September, we will closely monitor any progress on the important and challenging work at hand. At First Trust, we are always aware that we live in a global economy. In our opinion, globalization appears to be working. The world's 500 largest companies generated $27.7 trillion in revenues and $1.5 trillion in profits for 2016, according to Fortune. On a whole, stocks and bonds have continued to perform well on a global basis during 2017.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

In its latest forecast, the International Monetary Fund ("IMF") expects world real GDP to rise from 3.2% in 2016 to 3.6% and 3.7%, respectively, in 2017 and 2018, according to its own release. Weaker global economic growth has been a concern for investors ever since world real GDP posted 5.4% in 2010, which reflected a sharp rebound from the 2008-2009 financial crisis. World real GDP was -0.1% in 2009. For comparative purposes, world real GDP growth averaged 4.2% from 1999-2008, according to the IMF. It has not been that high on a calendar year basis since 2011. U.S. real GDP is expected to increase from 1.5% in 2016 to 2.2% and 2.3%, respectively, in 2017 and 2018.

Moody's Investors Service reported that its global speculative-grade default rate stood at 2.8% in September 2017, down significantly from 4.6% in September 2016, according to its own release. Moody's anticipates the rate to decline to 1.9% by September 2018. Moody's calculates the historical average default rate to equal 4.3% since 1983. The expected decline in the default rate on global speculative-grade corporate bonds suggests that the overall economic/business climate is improving, which is a positive indicator for equities, in our opinion.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record high $4.47 trillion in September 2017, according to its own release. Total assets invested in U.S. ETFs/ETPs stood at record high $3.17 trillion. The U.S. market represented 70.9% of all ETF/ETP assets under management at the end of September 2017.

GLOBAL EQUITIES MARKETS

The current bull market in stocks, as measured by the S&P 500(R) Index, has lasted 3,127 days (March 9, 2009 - September 30, 2017). It ranks as the second-longest in history, according to Bespoke Investment Group. The longest bull market in history lasted from December 4, 1987 through March 24, 2000, or 4,494 days. That means the current bull market lags the longest ever by 1,367 days, or approximately 3.75 years.

Total world equity market capitalization ("cap") was $84.75 trillion on September 30, 2017, up 18.35% from $71.61 trillion on March 31, 2017, according to Bloomberg. Total U.S. equity market cap was $27.95 trillion on September 30, 2017, up 5.63% from $26.46 trillion on March 31, 2017. As of September 30, 2017, the U.S.'s share of total world equity market cap equaled 33.00%.

As indicated by the change in total U.S. and total world equity market cap figures, equities clearly posted strong returns over the past six months. For the six-month period ended September 30, 2017, the MSCI World (ex U.S.) and MSCI Emerging Markets indices posted total returns of 11.57% (USD) and 14.66% (USD), respectively, while the S&P 500(R) Index gained 7.71%. Over that same period, the U.S. dollar declined 7.24% against a basket of major currencies, as measured by the U.S. Dollar Index ("DXY").

Looking ahead, the estimates for corporate earnings in 2018 and 2019 are encouraging, in our opinion. The 2018 consensus estimated earnings growth rates for the S&P 500(R), MSCI World (ex U.S.) and the MSCI Emerging Markets indices were 11.05%, 7.32% and 17.41%, respectively, as of September 30, 2017, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.22% and 11.16%, respectively, as of September 30, 2017. We believe that corporate earnings drive the direction of stock prices over time.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ BANK ETF (FTXO)

The First Trust Nasdaq Bank ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Banks Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXO." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by banks, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which includes companies providing a broad range of financial services, including retail banking, loans and money transmissions. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the banking sector. The Index is designed to select bank stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                       7.31%           38.54%            39.38%                38.15%
 Market Price                                              7.22%           38.00%            39.38%                38.15%

INDEX PERFORMANCE
 Nasdaq US Smart Banks Index                               7.64%           39.53%            40.40%                39.13%
 NASDAQ US Benchmark Banks Index                           8.12%           42.41%            41.98%                40.66%
 NASDAQ US Benchmark Index                                 7.70%           18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ BANK ETF (FTXO) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   100.0%
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
SunTrust Banks, Inc.                           8.1%
PNC Financial Services Group (The), Inc.       8.0
Citigroup, Inc.                                7.9
JPMorgan Chase & Co.                           7.8
U.S. Bancorp                                   7.8
Citizens Financial Group, Inc.                 4.2
Zions Bancorporation                           4.0
Wells Fargo & Co.                              4.0
East West Bancorp, Inc.                        4.0
Regions Financial Corp.                        4.0
                                             ------
     Total                                    59.8%
                                             ======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust        Nasdaq US Smart    NASDAQ US                NASDAQ US
            Nasdaq Bank ETF    Banks Index        Benchmark Banks Index    Benchmark Index
9/20/16     $10,000            $10,000            $10,000                  $10,000
9/30/16      10,062             10,062              9,970                   10,147
3/31/17      12,988             13,043             13,132                   11,185
9/30/17      13,937             14,039             14,198                   12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17         98          0          0          0            34          1          0          0
4/1/17 - 9/30/17         100          0          0          0            26          0          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ FOOD & BEVERAGE ETF (FTXG)

The First Trust Nasdaq Food & Beverage ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Food & Beverage Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXG." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by food and beverage companies, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which include brewers, distillers and vintners; manufacturers, distributors and packagers of food and beverage products; and companies that grow crops or raise livestock, operate fisheries or own non-tobacco plantations. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the food and beverage sector. The Index is designed to select food and beverage stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                       -3.51%          -0.83%             0.26%                 0.25%
 Market Price                                              -3.51%          -0.83%             0.36%                 0.35%

INDEX PERFORMANCE
 Nasdaq US Smart Food & Beverage Index                     -3.23%          -0.21%             0.92%                 0.89%
 NASDAQ US Benchmark Food & Beverage Index                 -0.07%           2.10%             3.70%                 3.60%
 NASDAQ US Benchmark Index                                  7.70%          18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ FOOD & BEVERAGE ETF (FTXG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Staples                              89.6%
Financials                                     8.5
Consumer Discretionary                         1.9
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tyson Foods, Inc., Class A                     8.5%
Leucadia National Corp.                        8.5
Coca-Cola (The) Co.                            7.9
PepsiCo, Inc.                                  7.7
Molson Coors Brewing Co., Class B              7.2
Hershey (The) Co.                              4.1
Post Holdings, Inc.                            4.1
Archer-Daniels-Midland Co.                     4.1
Constellation Brands, Inc., Class A            4.0
Ingredion, Inc.                                3.9
                                             ------
     Total                                    60.0%
                                             ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust Nasdaq     Nasdaq US Smart          NASDAQ US Benchmark      NASDAQ US
            Food & Beverage ETF    Food & Beverage Index    Food & Beverage Index    Benchmark Index
9/20/16     $10,000                $10,000                  $10,000                  $10,000
9/30/16      10,110                 10,113                   10,157                   10,147
3/31/17      10,391                 10,429                   10,377                   11,185
9/30/17      10,026                 10,092                   10,370                   12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17        117          0          0          0            15          1          0          0
4/1/17 - 9/30/17          97          0          0          0            29          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ OIL & GAS ETF (FTXN)

The First Trust Nasdaq Oil & Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Oil & Gas Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXN." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by oil and gas companies, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which include companies engaged in the exploration for and drilling, production, refining, distribution and retail sales of oil and gas products; suppliers of equipment and services to oil fields and offshore platforms; and oil and gas pipeline operators. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the oil and gas sector. The Index is designed to select oil and gas stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17

FUND PERFORMANCE
 NAV                                                       -7.43%          -8.13%            -3.04%                -2.96%
 Market Price                                              -7.43%          -8.18%            -3.04%                -2.96%

INDEX PERFORMANCE
 Nasdaq US Smart Oil & Gas Index                           -7.10%          -7.60%            -2.45%                -2.39%
 NASDAQ US Benchmark Oil & Gas Index                       -0.67%          -0.56%             5.31%                 5.17%
 NASDAQ US Benchmark Index                                  7.70%          18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ OIL & GAS ETF (FTXN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                       100.0%
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Valero Energy Corp.                            8.2%
Phillips 66                                    8.0
Chevron Corp.                                  7.9
Exxon Mobil Corp.                              7.8
Andeavor                                       7.5
PBF Energy, Inc., Class A                      4.2
ConocoPhillips                                 4.2
EOG Resources, Inc.                            4.1
HollyFrontier Corp.                            4.1
Schlumberger, Ltd.                             4.0
                                             ------
     Total                                    60.0%
                                             ======


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust Nasdaq    Nasdaq US Smart    NASDAQ US Benchmark    NASDAQ US
            Oil & Gas ETF         Oil & Gas Index    Oil & Gas Index        Benchmark Index
9/20/16     $10,000               $10,000            $10,000                $10,000
9/30/16      10,554                10,557             10,590                 10,147
3/31/17      10,474                10,501             10,603                 11,185
9/30/17       9,696                 9,755             10,532                 12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17         86          4          0          0            43          0          0          0
4/1/17 - 9/30/17          84          4          1          0            37          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ PHARMACEUTICALS ETF (FTXH)

The First Trust Nasdaq Pharmaceuticals ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Pharmaceuticals Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXH." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by pharmaceuticals companies, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which include manufacturers of prescription or over-the-counter drugs, such as aspirin, cold remedies and birth control pills as well as vaccine producers. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the pharmaceuticals sector. The Index is designed to select pharmaceuticals stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                       3.00%            3.25%             1.86%                 1.81%
 Market Price                                              3.00%            3.14%             1.86%                 1.81%

INDEX PERFORMANCE
 Nasdaq US Smart Pharmaceuticals Index                     3.39%            3.96%             2.61%                 2.54%
 NASDAQ US Benchmark Pharmaceuticals Index                 8.49%           13.20%            12.73%                12.37%
 NASDAQ US Benchmark Index                                 7.70%           18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ PHARMACEUTICALS ETF (FTXH) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                  100.0%
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AbbVie, Inc.                                   9.3%
Pfizer, Inc.                                   8.3
Abbott Laboratories                            8.3
Zoetis, Inc.                                   8.0
Johnson & Johnson                              7.7
Bristol-Myers Squibb Co.                       4.2
Eli Lilly & Co.                                4.1
Merck & Co., Inc.                              4.0
Jazz Pharmaceuticals PLC                       3.9
Allergan PLC                                   3.5
                                             ------
     Total                                    61.3%
                                             ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust Nasdaq     Nasdaq US Smart          NASDAQ US Benchmark      NASDAQ US
            Pharmaceuticals ETF    Pharmaceuticals Index    Pharmaceuticals Index    Benchmark Index
9/20/16     $10,000                $10,000                  $10,000                  $10,000
9/30/16       9,866                  9,870                    9,959                   10,147
3/31/17       9,890                  9,924                   10,391                   11,185
9/30/17      10,187                 10,260                   11,273                   12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17         62          0          1          0            70          0          0          0
4/1/17 - 9/30/17          93          0          0          0            33          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RETAIL ETF (FTXD)

The First Trust Nasdaq Retail ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Retail Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by retail companies, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which include companies engaged in the direct sale of goods or services to the public, including online marketplaces. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the retail sector. The Index is designed to select retail stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                       1.43%            0.98%             0.98%                 0.96%
 Market Price                                              1.28%            0.88%             0.93%                 0.91%

INDEX PERFORMANCE
 Nasdaq US Smart Retail Index                              1.72%            1.61%             1.59%                 1.55%
 NASDAQ US Benchmark Retail Index                          4.18%            9.25%            11.35%                11.03%
 NASDAQ US Benchmark Index                                 7.70%           18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RETAIL ETF (FTXD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        63.3%
Consumer Staples                              24.8
Information Technology                         8.2
Health Care                                    3.7
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Home Depot (The), Inc.                         8.4%
eBay, Inc.                                     8.2
Wal-Mart Stores, Inc.                          7.7
Amazon.com, Inc.                               6.1
Walgreens Boots Alliance, Inc.                 6.0
Kohl's Corp.                                   4.4
Target Corp.                                   4.2
Netflix, Inc.                                  4.0
Sysco Corp.                                    3.9
TJX (The) Cos., Inc.                           3.9
                                             ------
     Total                                    56.8%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust Nasdaq    Nasdaq US Smart    NASDAQ US                  NASDAQ US
            Retail ETF            Retail Index       Benchmark  Retail Index    Benchmark Index
9/20/16     $10,000               $10,000            $10,000                    $10,000
9/30/16      10,000                 9,998             10,192                     10,147
3/31/17       9,955                 9,987             10,688                     11,185
9/30/17      10,097                10,159             11,135                     12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17         91          0          0          0            42          0          0          0
4/1/17 - 9/30/17          15          1          0          0           110          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SEMICONDUCTOR ETF (FTXL)

The First Trust Nasdaq Semiconductor ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Semiconductor Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXL." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by semiconductor companies, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which include producers and distributors of semiconductors and other integrated chips, including other products related to the semiconductor industry, such as semiconductor capital equipment and motherboards. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the semiconductor sector. The Index is designed to select semiconductor stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                       13.42%          37.84%            42.82%                41.47%
 Market Price                                              13.41%          37.03%            42.87%                41.52%

INDEX PERFORMANCE
 Nasdaq US Smart Semiconductor Index                       13.80%          38.79%            43.88%                42.49%
 NASDAQ US Benchmark Semiconductors Index                  15.54%          28.99%            33.80%                32.77%
 NASDAQ US Benchmark Index                                  7.70%          18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SEMICONDUCTOR ETF (FTXL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       100.0%
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Micron Technology, Inc.                        9.1%
Lam Research Corp.                             8.3
Intel Corp.                                    8.1
Texas Instruments, Inc.                        8.0
ON Semiconductor Corp.                         8.0
Applied Materials, Inc.                        4.3
MKS Instruments, Inc.                          4.3
Xilinx, Inc.                                   4.0
NVIDIA Corp.                                   3.9
Microchip Technology, Inc.                     3.8
                                             ------
     Total                                    61.8%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust Nasdaq    Nasdaq US Smart        NASDAQ US Benchmark     NASDAQ US
            Semiconductor ETF     Semiconductor Index    Semiconductors Index    Benchmark Index
9/20/16     $10,000               $10,000                $10,000                 $10,000
9/30/16      10,361                10,367                 10,373                  10,147
3/31/17      12,592                12,644                 11,580                  11,185
9/30/17      14,282                14,389                 13,380                  12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17        106         15          0          0            11          1          0          0
4/1/17 - 9/30/17          86          0          0          0            40          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TRANSPORTATION ETF (FTXR)

The First Trust Nasdaq Transportation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq US Smart Transportation Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTXR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the "Index Provider").

The Fund invests in securities issued by transportation companies, as classified by the Index Provider using the Industry Classification Benchmark ("ICB"), which include: delivery services, shipping and marine transportation companies, railroads, trucking companies and companies providing services to the transportation sector, including companies that manage airports, train depots, roads, bridges, tunnels, ports, and providers of logistic services to shippers of goods; manufacturers and distributors of automobiles, auto parts and tires; and airlines providing primarily passenger air transport. Accordingly, to the extent the Index is so concentrated, the Fund may be concentrated in an industry or industries within the transportation sector. The Index is designed to select transportation stocks from the NASDAQ US Benchmark Index (the "Base Index") based on a ranking methodology of three price factors which aims to select companies that exhibit: strong growth through high average 3-, 6-, 9- and 12-month price return; value, measured by cash flow to price; and low expected volatility based on historical stock price fluctuation. The Base Index, compiled by the Index Provider, is a comprehensive, rules-based index designed to measure stock market performance of U.S. companies.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (9/20/16)   Inception (9/20/16)
                                                          9/30/17         9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                        6.74%          19.14%            22.72%                22.06%
 Market Price                                               6.56%          18.97%            22.67%                22.01%

INDEX PERFORMANCE
 Nasdaq US Smart Transportation Index                       7.13%          19.96%            23.60%                22.90%
 NASDAQ US Benchmark Industrial Transportation Index       14.48%          28.05%            32.97%                31.96%
 NASDAQ US Benchmark Index                                  7.70%          18.72%            20.47%                19.87%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 18.)

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TRANSPORTATION ETF (FTXR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   57.2%
Consumer Discretionary                        41.6
Energy                                         1.2
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Lear Corp.                                     8.7%
General Motors Co.                             8.3
Ford Motor Co.                                 8.1
FedEx Corp.                                    7.9
United Parcel Service, Inc., Class B           7.9
JB Hunt Transport Services, Inc.               4.2
XPO Logistics, Inc.                            4.2
Goodyear Tire & Rubber (The) Co.               4.1
Expeditors International of Washington, Inc.   4.0
American Airlines Group, Inc.                  4.0
                                             ------
     Total                                    61.4%
                                             ======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  SEPTEMBER 20, 2016 - SEPTEMBER 30, 2017

            First Trust Nasdaq    Nasdaq US Smart         NASDAQ US Benchmark                NASDAQ US
            Transportation ETF    Transportation Index    Industrial Transportation Index    Benchmark Index
9/20/16     $10,000               $10,000                 $10,000                            $10,000
9/30/16      10,301                10,303                  10,384                             10,147
3/31/17      11,498                11,536                  11,615                             11,185
9/30/17      12,273                12,359                  13,297                             12,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 21, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
9/21/16 - 3/31/17         91          7          0          0            34          1          0          0
4/1/17 - 9/30/17          76          0          0          0            50          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2017 (UNAUDITED)

As a shareholder of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust Nasdaq Retail ETF, First Trust Nasdaq Semiconductor ETF or First Trust Nasdaq Transportation ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2017    SEPTEMBER 30, 2017       PERIOD        SIX-MONTH PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ BANK ETF (FTXO)
Actual                                               $1,000.00          $1,073.10             0.60%               $3.12
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST NASDAQ FOOD & BEVERAGE ETF (FTXG)
Actual                                               $1,000.00          $  964.90             0.60%               $2.96
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST NASDAQ OIL & GAS ETF (FTXN)
Actual                                               $1,000.00          $  925.70             0.60%               $2.90
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST NASDAQ PHARMACEUTICALS ETF (FTXH)
Actual                                               $1,000.00          $1,030.00             0.60%               $3.05
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST NASDAQ RETAIL ETF (FTXD)
Actual                                               $1,000.00          $1,014.30             0.60%               $3.03
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2017 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2017    SEPTEMBER 30, 2017       PERIOD        SIX-MONTH PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ SEMICONDUCTOR ETF (FTXL)
Actual                                               $1,000.00          $1,134.20             0.60%               $3.21
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST NASDAQ TRANSPORTATION ETF (FTXR)
Actual                                               $1,000.00          $1,067.40             0.60%               $3.11
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2017 through September 30, 2017), multiplied by 183/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ BANK ETF (FTXO)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 99.9%
              BANKS -- 98.4%
   1,689,509  Bank of America Corp.                $   42,812,158
     360,713  Bank of The Ozarks                       17,332,260
     875,730  BB&T Corp.                               41,106,766
   1,186,605  Citigroup, Inc.                          86,313,648
   1,218,303  Citizens Financial Group, Inc.           46,137,135
     227,051  Comerica, Inc.                           17,314,909
     184,041  Cullen/Frost Bankers, Inc.               17,469,172
     728,957  East West Bancorp, Inc.                  43,577,050
   1,221,136  F.N.B. Corp.                             17,132,538
   1,544,676  Fifth Third Bancorp                      43,220,035
     900,420  First Horizon National Corp.             17,243,043
     314,267  First Republic Bank                      32,828,331
   1,556,292  Huntington Bancshares, Inc.              21,725,836
     888,159  JPMorgan Chase & Co.                     84,828,066
     900,420  KeyCorp                                  16,945,904
     104,803  M&T Bank Corp.                           16,877,475
     343,216  PacWest Bancorp                          17,335,840
     927,917  People's United Financial, Inc.          16,832,414
     249,135  Pinnacle Financial Partners,
                 Inc.                                  16,679,588
     643,687  PNC Financial Services Group
                 (The), Inc.                           86,749,697
   2,860,551  Regions Financial Corp.                  43,566,192
     120,744  Signature Bank (a)                       15,460,062
   1,465,059  SunTrust Banks, Inc.                     87,566,576
      91,510  SVB Financial Group (a)                  17,120,606
     208,703  Texas Capital Bancshares,
                 Inc. (a)                              17,906,717
   1,575,117  U.S. Bancorp                             84,410,520
     885,498  Umpqua Holdings Corp.                    17,276,066
     790,334  Wells Fargo & Co.                        43,586,920
     924,470  Zions Bancorporation                     43,616,495
                                                   --------------
                                                    1,070,972,019
                                                   --------------
              THRIFTS & MORTGAGE FINANCE
                 -- 1.5%
   1,285,994  New York Community
                 Bancorp, Inc.                         16,576,462
                                                   --------------
              TOTAL INVESTMENTS -- 99.9%            1,087,548,481
              (Cost $1,011,634,651) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                    1,305,991
                                                   --------------
              NET ASSETS -- 100.0%                 $1,088,854,472
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $80,985,895 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,072,065. The net unrealized appreciation was $75,913,830.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $1,087,548,481  $1,087,548,481  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 21

FIRST TRUST NASDAQ FOOD & BEVERAGE ETF (FTXG)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 99.9%
               BEVERAGES -- 34.4%
         704  Brown-Forman Corp., Class B          $       38,227
       3,452  Coca-Cola (The) Co.                         155,375
         393  Constellation Brands, Inc.,
                 Class A                                   78,384
         863  Dr. Pepper Snapple Group, Inc.               76,350
       1,752  Molson Coors Brewing Co.,
                 Class B                                  143,033
         669  Monster Beverage Corp. (a)                   36,962
       1,359  PepsiCo, Inc.                               151,433
                                                   --------------
                                                          679,764
                                                   --------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 8.5%
       6,641  Leucadia National Corp.                     167,685
                                                   --------------
              FOOD PRODUCTS -- 53.2%
       1,903  Archer-Daniels-Midland Co.                   80,897
       1,224  B&G Foods, Inc.                              38,984
       1,053  Bunge, Ltd.                                  73,141
         808  Campbell Soup Co.                            37,831
       1,150  Conagra Brands, Inc.                         38,801
       3,394  Dean Foods Co.                               36,927
         701  General Mills, Inc.                          36,284
         928  Hain Celestial Group (The),
                 Inc. (a)                                  38,187
         749  Hershey (The) Co.                            81,768
       1,215  Hormel Foods Corp.                           39,050
         635  Ingredion, Inc.                              76,606
         357  JM Smucker (The) Co.                         37,460
         570  Kellogg Co.                                  35,551
         463  Kraft Heinz (The) Co.                        35,906
         393  McCormick & Co., Inc.                        40,338
         918  Mondelez International, Inc.,
                 Class A                                   37,326
         629  Pinnacle Foods, Inc.                         35,960
         923  Post Holdings, Inc. (a)                      81,473
       2,394  Tyson Foods, Inc., Class A                  168,657
                                                   --------------
                                                        1,051,147
                                                   --------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 1.9%
         687  Nutrisystem, Inc.                            38,403
                                                   --------------
              PERSONAL PRODUCTS -- 1.9%
         541  Herbalife Ltd. (a)                           36,696
                                                   --------------
              TOTAL INVESTMENTS -- 99.9%                1,973,695
              (Cost $2,059,166) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                        1,385
                                                   --------------
              NET ASSETS -- 100.0%                 $    1,975,080
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $45,713 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $131,184. The net unrealized depreciation was $85,471.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    1,973,695  $    1,973,695  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 22                 See Notes to Financial Statements

FIRST TRUST NASDAQ OIL & GAS ETF (FTXN)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 100.0%
              ENERGY EQUIPMENT & SERVICES
                  -- 5.9%
         186  Halliburton Co.                      $        8,562
         171  Helmerich & Payne, Inc.                       8,911
       1,105  Nabors Industries Ltd.                        8,917
         236  National Oilwell Varco, Inc.                  8,432
         453  Patterson-UTI Energy, Inc.                    9,486
       1,625  Schlumberger, Ltd.                          113,360
         887  Transocean, Ltd. (a)                          9,544
                                                   --------------
                                                          167,212
                                                   --------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 94.1%
         177  Anadarko Petroleum Corp.                      8,646
       2,061  Andeavor                                    212,592
       1,454  Antero Resources Corp. (a)                   28,935
         637  Apache Corp.                                 29,175
       4,040  Cabot Oil & Gas Corp.                       108,070
         699  Callon Petroleum Co. (a)                      7,857
         939  Cheniere Energy, Inc. (a)                    42,293
       1,989  Chesapeake Energy Corp. (a)                   8,553
       1,918  Chevron Corp.                               225,365
          73  Cimarex Energy Co.                            8,298
         461  Concho Resources, Inc. (a)                   60,723
       2,364  ConocoPhillips                              118,318
         213  Continental Resources Inc./OK (a)             8,224
         285  Devon Energy Corp.                           10,462
          80  Diamondback Energy, Inc. (a)                  7,837
       1,214  EOG Resources, Inc.                         117,442
       2,704  Exxon Mobil Corp.                           221,674
         578  Gulfport Energy Corp. (a)                     8,289
         186  Hess Corp.                                    8,722
       3,209  HollyFrontier Corp.                         115,428
       5,340  Kinder Morgan, Inc.                         102,421
         651  Marathon Oil Corp.                            8,828
       1,968  Marathon Petroleum Corp.                    110,365
       2,828  Murphy Oil Corp.                             75,112
         277  Newfield Exploration Co. (a)                  8,219
       2,929  Noble Energy, Inc.                           83,066
         992  Oasis Petroleum, Inc. (a)                     9,047
       1,729  Occidental Petroleum Corp.                  111,019
         289  Parsley Energy, Inc., Class A (a)             7,612
       4,359  PBF Energy, Inc., Class A                   120,352
         184  PDC Energy, Inc. (a)                          9,021
       2,463  Phillips 66                                 225,635
          56  Pioneer Natural Resources Co.                 8,262
         417  Range Resources Corp.                         8,161
         231  RSP Permian, Inc. (a)                         7,990
         542  SM Energy Co.                                 9,615
       1,328  Southwestern Energy Co. (a)                   8,114
         968  Targa Resources Corp.                        45,786
       3,031  Valero Energy Corp.                         233,175
       1,620  Whiting Petroleum Corp. (a)                   8,845
       3,472  Williams (The) Cos., Inc.                   104,195
         725  WPX Energy, Inc. (a)                          8,337
                                                   --------------
                                                        2,670,080
                                                   --------------

              DESCRIPTION                              VALUE
-------------------------------------------------  --------------
              TOTAL INVESTMENTS -- 100.0%          $    2,837,292
              (Cost $2,699,361) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                          932
                                                   --------------
              NET ASSETS -- 100.0%                 $    2,838,224
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $176,318 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $38,387. The net unrealized appreciation was $137,931.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    2,837,292  $    2,837,292  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 23

FIRST TRUST NASDAQ PHARMACEUTICALS ETF (FTXH)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 99.9%
              BIOTECHNOLOGY -- 28.4%
       2,091  AbbVie, Inc.                         $      185,806
         775  Alkermes PLC (a)                             39,401
       2,357  AMAG Pharmaceuticals, Inc. (a)               43,487
         721  Eagle Pharmaceuticals, Inc. (a)              43,001
       2,386  Heron Therapeutics, Inc. (a)                 38,534
       2,468  Ironwood Pharmaceuticals,
                 Inc. (a)                                  38,920
       1,156  La Jolla Pharmaceutical Co. (a)              40,206
       1,046  Radius Health, Inc. (a)                      40,323
         957  Sage Therapeutics, Inc. (a)                  59,621
      13,210  Synergy Pharmaceuticals, Inc. (a)            38,309
                                                   --------------
                                                          567,608
                                                   --------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 8.2%
       3,092  Abbott Laboratories                         164,989
                                                   --------------
              PHARMACEUTICALS -- 63.3%
         343  Allergan PLC                                 70,298
       1,302  Bristol-Myers Squibb Co.                     82,990
      12,907  Cempra, Inc. (a)                             41,948
       6,475  Depomed, Inc. (a)                            37,490
         969  Eli Lilly & Co.                              82,888
       4,478  Endo International PLC (a)                   38,354
       2,878  Horizon Pharma PLC (a)                       36,493
       1,818  Impax Laboratories, Inc. (a)                 36,905
         527  Jazz Pharmaceuticals PLC (a)                 77,074
       1,190  Johnson & Johnson                           154,712
       2,243  Lannett Co., Inc. (a)                        41,383
       1,073  Medicines (The) Co. (a)                      39,744
       1,233  Merck & Co., Inc.                            78,949
       1,250  Mylan N.V. (a)                               39,213
       1,033  Pacira Pharmaceuticals, Inc. (a)             38,789
         499  Perrigo Co. PLC                              42,240
       4,643  Pfizer, Inc.                                165,755
       2,512  Zoetis, Inc.                                160,165
                                                   --------------
                                                        1,265,390
                                                   --------------
              TOTAL INVESTMENTS -- 99.9%                1,997,987
              (Cost $2,012,399) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                        1,196
                                                   --------------
              NET ASSETS -- 100.0%                 $    1,999,183
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $107,660 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $122,072. The net unrealized depreciation was $14,412.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    1,997,987  $    1,997,987  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 24                 See Notes to Financial Statements

FIRST TRUST NASDAQ RETAIL ETF (FTXD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 100.0%
              DIVERSIFIED CONSUMER SERVICES
                 -- 2.4%
       1,761  H&R Block, Inc.                      $       46,631
                                                   --------------
              FOOD & STAPLES RETAILING
                 -- 24.8%
         274  Casey's General Stores, Inc.                 29,989
         319  Costco Wholesale Corp.                       52,409
         604  CVS Health Corp.                             49,117
         494  Kroger (The) Co.                              9,910
       1,441  Sysco Corp.                                  77,742
       1,945  Wal-Mart Stores, Inc.                       151,982
       1,538  Walgreens Boots Alliance, Inc.              118,764
                                                   --------------
                                                          489,913
                                                   --------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 3.7%
         134  AmerisourceBergen Corp.                      11,089
         160  Cardinal Health, Inc.                        10,707
         340  McKesson Corp.                               52,227
                                                   --------------
                                                           74,023
                                                   --------------
              INTERNET & DIRECT MARKETING
                 RETAIL -- 10.1%
         126  Amazon.com, Inc. (a)                        121,130
         434  Netflix, Inc. (a)                            78,706
                                                   --------------
                                                          199,836
                                                   --------------
              INTERNET SOFTWARE & SERVICES
                 -- 8.2%
       4,202  eBay, Inc. (a)                              161,609
                                                   --------------
              MULTILINE RETAIL -- 18.8%
       1,153  Big Lots, Inc.                               61,766
       1,249  Dillard's, Inc., Class A                     70,032
         149  Dollar General Corp.                         12,077
         285  Dollar Tree, Inc. (a)                        24,744
       2,789  J.C. Penney Co., Inc. (a)                    10,626
       1,908  Kohl's Corp.                                 87,100
         520  Macy's, Inc.                                 11,346
         242  Nordstrom, Inc.                              11,410
       1,392  Target Corp.                                 82,142
                                                   --------------
                                                          371,243
                                                   --------------
              SPECIALTY RETAIL -- 32.0%
         110  Advance Auto Parts, Inc.                     10,912
         903  American Eagle Outfitters, Inc.              12,913
          20  AutoZone, Inc. (a)                           11,902
         717  Bed Bath & Beyond, Inc.                      16,828
         625  Best Buy Co., Inc.                           35,600
         124  Burlington Stores, Inc. (a)                  11,837
         247  CarMax, Inc. (a)                             18,725
         409  Dick's Sporting Goods, Inc.                  11,047
         306  Foot Locker, Inc.                            10,777
       1,692  GameStop Corp., Class A                      34,957
         457  Gap (The), Inc.                              13,495
       1,013  Home Depot (The), Inc.                      165,686

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              SPECIALTY RETAIL (CONTINUED)
         298  L Brands, Inc.                       $       12,400
         346  Lowe's Cos., Inc.                            27,659
         167  Murphy USA, Inc. (a)                         11,523
          55  O'Reilly Automotive, Inc. (a)                11,845
         231  RH (a)                                       16,244
         185  Ross Stores, Inc.                            11,945
         171  Signet Jewelers Ltd.                         11,380
         557  Tiffany & Co.                                51,122
       1,050  TJX (The) Cos., Inc.                         77,417
         181  Tractor Supply Co.                           11,456
          49  Ulta Beauty, Inc. (a)                        11,077
         528  Urban Outfitters, Inc. (a)                   12,619
         235  Williams-Sonoma, Inc.                        11,717
                                                   --------------
                                                          633,083
                                                   --------------
              TOTAL INVESTMENTS -- 100.0%               1,976,338
              (Cost $1,893,573) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                          673
                                                   --------------
              NET ASSETS -- 100.0%                 $    1,977,011
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $125,740 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $42,975. The net unrealized appreciation was $82,765.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    1,976,338  $    1,976,338  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ SEMICONDUCTOR ETF (FTXL)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 99.9%
              COMMUNICATIONS EQUIPMENT
                 -- 2.6%
       8,411  InterDigital, Inc.                   $      620,311
                                                   --------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 97.3%
      26,524  Advanced Micro Devices, Inc. (a)            338,181
      39,272  Amkor Technology, Inc. (a)                  414,320
       4,121  Analog Devices, Inc.                        355,107
      19,819  Applied Materials, Inc.                   1,032,372
       5,446  Cavium, Inc. (a)                            359,109
       5,947  Cirrus Logic, Inc. (a)                      317,094
      14,172  Cree, Inc. (a)                              399,509
      25,187  Cypress Semiconductor Corp.                 378,309
       9,005  Inphi Corp. (a)                             357,408
      13,954  Integrated Device Technology,
                 Inc. (a)                                 370,897
      50,997  Intel Corp.                               1,941,966
      10,775  Lam Research Corp.                        1,993,806
      19,252  Marvell Technology Group Ltd.               344,611
      19,165  Maxim Integrated Products, Inc.             914,362
      10,302  Microchip Technology, Inc.                  924,913
      55,942  Micron Technology, Inc. (a)               2,200,199
       6,844  Microsemi Corp. (a)                         352,329
      10,859  MKS Instruments, Inc.                     1,025,632
       3,403  Monolithic Power Systems, Inc.              362,590
       5,278  NVIDIA Corp.                                943,548
     104,711  ON Semiconductor Corp. (a)                1,934,012
      12,213  Qorvo, Inc. (a)                             863,215
       6,597  QUALCOMM, Inc.                              341,988
       4,543  Silicon Laboratories, Inc. (a)              362,986
       7,489  Skyworks Solutions, Inc.                    763,129
      16,640  Teradyne, Inc.                              620,506
      21,595  Texas Instruments, Inc.                   1,935,776
      13,537  Xilinx, Inc.                                958,826
      12,654  Xperi Corp.                                 320,146
                                                   --------------
                                                       23,426,846
                                                   --------------
              TOTAL INVESTMENTS -- 99.9%               24,047,157
              (Cost $21,072,403) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                       18,476
                                                   --------------
              NET ASSETS -- 100.0%                 $   24,065,633
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,159,611 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $184,857. The net unrealized appreciation was $2,974,754.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $   24,047,157  $   24,047,157  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ TRANSPORTATION ETF (FTXR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 100.0%
              AIR FREIGHT & LOGISTICS -- 25.2%
         626  CH Robinson Worldwide, Inc.          $       47,639
       2,426  Expeditors International of
                 Washington, Inc.                         145,220
       1,270  FedEx Corp.                                 286,486
       2,380  United Parcel Service, Inc.,
                 Class B                                  285,814
       2,224  XPO Logistics, Inc. (a)                     150,743
                                                   --------------
                                                          915,902
                                                   --------------
              AIRLINES -- 17.4%
         592  Alaska Air Group, Inc.                       45,152
       3,042  American Airlines Group, Inc.               144,465
       2,884  Delta Air Lines, Inc.                       139,066
       1,031  Hawaiian Holdings, Inc. (a)                  38,714
       2,230  JetBlue Airways Corp. (a)                    41,322
         847  Southwest Airlines Co.                       47,415
       1,298  Spirit Airlines, Inc. (a)                    43,366
       2,180  United Continental Holdings,
                 Inc. (a)                                 132,718
                                                   --------------
                                                          632,218
                                                   --------------
              AUTO COMPONENTS -- 15.5%
         952  BorgWarner, Inc.                             48,771
       2,418  Gentex Corp.                                 47,876
       4,491  Goodyear Tire & Rubber (The)
                 Co.                                      149,326
       1,820  Lear Corp.                                  315,006
                                                   --------------
                                                          560,979
                                                   --------------
              AUTOMOBILES -- 21.3%
      24,675  Ford Motor Co.                              295,360
       7,448  General Motors Co.                          300,750
         940  Harley-Davidson, Inc.                        45,318
         382  Tesla, Inc. (a)                             130,300
                                                   --------------
                                                          771,728
                                                   --------------
              DISTRIBUTORS -- 4.9%
         533  Genuine Parts Co.                            50,981
       3,493  LKQ Corp. (a)                               125,713
                                                   --------------
                                                          176,694
                                                   --------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 1.2%
       1,279  World Fuel Services Corp.                    43,371
                                                   --------------
              ROAD & RAIL -- 13.3%
         880  CSX Corp.                                    47,749
       1,376  JB Hunt Transport Services, Inc.            152,846
         427  Kansas City Southern                         46,407
       1,084  Norfolk Southern Corp.                      143,348
         791  Union Pacific Corp.                          91,732
                                                   --------------
                                                          482,082
                                                   --------------
              TRANSPORTATION INFRASTRUCTURE
                 -- 1.2%
         593  Macquarie Infrastructure Corp.               42,803
                                                   --------------

              DESCRIPTION                              VALUE
-------------------------------------------------  --------------
              TOTAL INVESTMENTS -- 100.0%          $    3,625,777
              (Cost $3,497,535) (b)

              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                         (542)
                                                   --------------
              NET ASSETS -- 100.0%                 $    3,625,235
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $234,109 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $105,867. The net unrealized appreciation was $128,242.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    3,625,777  $    3,625,777  $        --  $         --
                     =========================================================

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 27

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017 (UNAUDITED)

                                                                      FIRST TRUST          FIRST TRUST          FIRST TRUST
                                                                        NASDAQ               NASDAQ               NASDAQ
                                                                         BANK            FOOD & BEVERAGE         OIL & GAS
                                                                          ETF                  ETF                  ETF
                                                                        (FTXO)               (FTXG)               (FTXN)
                                                                  -------------------  -------------------  -------------------
ASSETS:
Investments, at value...........................................    $ 1,087,548,481      $     1,973,695      $     2,837,292
Cash............................................................            668,085                   --                   97
Receivables:
   Dividends....................................................          1,144,458                6,264                2,172
   Investment securities sold...................................                 --              986,586                   --
   Dividend reclaims............................................                 --                   --                   --
                                                                    ---------------      ---------------      ---------------
   Total Assets.................................................      1,089,361,024            2,966,545            2,839,561
                                                                    ---------------      ---------------      ---------------
LIABILITIES:
Due to custodian................................................                 --                2,481                   --
Payables:
   Capital shares redeemed......................................                 --              987,519                   --
   Investment advisory fees.....................................            506,552                1,465                1,337
                                                                    ---------------      ---------------      ---------------
   Total Liabilities............................................            506,552              991,465                1,337
                                                                    ---------------      ---------------      ---------------
NET ASSETS......................................................    $ 1,088,854,472      $     1,975,080      $     2,838,224
                                                                    ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital.................................................    $ 1,010,458,404      $     2,154,024          $ 3,088,049
Par value.......................................................            394,000                1,000                1,500
Accumulated net investment income (loss)........................            746,643                4,578                 (712)
Accumulated net realized gain (loss) on investments.............          1,341,595              (99,051)            (388,544)
Net unrealized appreciation (depreciation) on investments.......         75,913,830              (85,471)             137,931
                                                                    ---------------      ---------------      ---------------
NET ASSETS......................................................    $ 1,088,854,472      $     1,975,080      $     2,838,224
                                                                    ===============      ===============      ===============
NET ASSET VALUE, per share......................................    $         27.64      $         19.75      $         18.92
                                                                    ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).......................         39,400,002              100,002              150,002
                                                                    ===============      ===============      ===============
Investments, at cost............................................    $ 1,011,634,651      $     2,059,166      $     2,699,361
                                                                    ===============      ===============      ===============


Page 28                 See Notes to Financial Statements

       FIRST TRUST          FIRST TRUST          FIRST TRUST          FIRST TRUST
         NASDAQ               NASDAQ               NASDAQ               NASDAQ
     PHARMACEUTICALS          RETAIL            SEMICONDUCTOR       TRANSPORTATION
           ETF                  ETF                  ETF                  ETF
         (FTXH)               (FTXD)               (FTXL)               (FTXR)
   -------------------  -------------------  -------------------  -------------------

     $     1,997,987      $     1,976,338      $    24,047,157      $     3,625,777
               1,501                   --               21,161                  194

                 590                1,716                8,634                  991
                  --                   --                   --                   --
                  99                   --                   --                   --
     ---------------      ---------------      ---------------      ---------------
           2,000,177            1,978,054           24,076,952            3,626,962
     ---------------      ---------------      ---------------      ---------------

                  --                   80                   --                   --

                  --                   --                   --                   --
                 994                  963               11,319                1,727
     ---------------      ---------------      ---------------      ---------------
                 994                1,043               11,319                1,727
     ---------------      ---------------      ---------------      ---------------
     $     1,999,183      $     1,977,011      $    24,065,633      $     3,625,235
     ===============      ===============      ===============      ===============

     $     2,035,830      $     2,085,000      $    20,389,200      $     3,442,387
               1,000                1,000                8,500                1,500
                  14                  506               (3,485)              (1,001)
             (23,249)            (192,260)             696,664               54,107
             (14,412)              82,765            2,974,754              128,242
     ---------------      ---------------      ---------------      ---------------
     $     1,999,183      $     1,977,011      $    24,065,633      $     3,625,235
     ===============      ===============      ===============      ===============
     $         19.99      $         19.77      $         28.31      $         24.17
     ===============      ===============      ===============      ===============

             100,002              100,002              850,002              150,002
     ===============      ===============      ===============      ===============
     $     2,012,399      $     1,893,573      $    21,072,403      $     3,497,535
     ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 29

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

                                                                      FIRST TRUST          FIRST TRUST          FIRST TRUST
                                                                        NASDAQ               NASDAQ               NASDAQ
                                                                         BANK            FOOD & BEVERAGE         OIL & GAS
                                                                          ETF                  ETF                  ETF
                                                                        (FTXO)               (FTXG)               (FTXN)
                                                                  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends.......................................................    $    10,685,580      $        48,598      $        32,332
Interest........................................................              3,258                    8                   14
                                                                    ---------------      ---------------      ---------------
   Total investment income......................................         10,688,838               48,606               32,346
                                                                    ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees........................................          3,059,439               13,944                7,355
                                                                    ---------------      ---------------      ---------------
   Total expenses...............................................          3,059,439               13,944                7,355
                                                                    ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)....................................          7,629,399               34,662               24,991
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................         (2,620,375)             (91,012)            (290,079)
   In-kind redemptions..........................................          4,170,213              106,672              (39,083)
                                                                    ---------------      ---------------      ---------------
Net realized gain (loss)........................................          1,549,838               15,660             (329,162)
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)
   on investments...............................................         65,482,247             (199,794)             139,513
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................         67,032,085             (184,134)            (189,649)
                                                                    ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................................    $    74,661,484      $      (149,472)     $      (164,658)
                                                                    ===============      ===============      ===============


Page 30                 See Notes to Financial Statements

       FIRST TRUST          FIRST TRUST          FIRST TRUST          FIRST TRUST
         NASDAQ               NASDAQ               NASDAQ               NASDAQ
     PHARMACEUTICALS          RETAIL            SEMICONDUCTOR       TRANSPORTATION
           ETF                  ETF                  ETF                  ETF
         (FTXH)               (FTXD)               (FTXL)               (FTXR)
   -------------------  -------------------  -------------------  -------------------

     $        14,655      $        23,185      $       129,304      $        25,620
                  10                    7                   65                   10
     ---------------      ---------------      ---------------      ---------------
              14,665               23,192              129,369               25,630
     ---------------      ---------------      ---------------      ---------------

               6,072                5,889               61,369                8,869
     ---------------      ---------------      ---------------      ---------------
               6,072                5,889               61,369                8,869
     ---------------      ---------------      ---------------      ---------------
               8,593               17,303               68,000               16,761
     ---------------      ---------------      ---------------      ---------------


            (149,634)             (52,465)            (250,034)            (106,174)
             140,382                   --            1,017,727              178,067
     ---------------      ---------------      ---------------      ---------------
              (9,252)             (52,465)             767,693               71,893
     ---------------      ---------------      ---------------      ---------------

              62,038               63,028            1,988,924               76,837
     ---------------      ---------------      ---------------      ---------------
              52,786               10,563            2,756,617              148,730
     ---------------      ---------------      ---------------      ---------------

     $        61,379      $        27,866      $     2,824,617      $       165,491
     ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 31

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FIRST TRUST                      FIRST TRUST
                                                                NASDAQ BANK ETF             NASDAQ FOOD & BEVERAGE ETF
                                                                     (FTXO)                           (FTXG)
                                                         ------------------------------   ------------------------------
                                                           SIX MONTHS    FOR THE PERIOD     SIX MONTHS    FOR THE PERIOD
                                                             ENDED       9/20/2016 (a)        ENDED       9/20/2016 (a)
                                                           9/30/2017        THROUGH         9/30/2017        THROUGH
                                                          (UNAUDITED)      3/31/2017       (UNAUDITED)      3/31/2017
                                                         --------------  --------------   --------------  --------------
OPERATIONS:
Net investment income (loss)...........................  $    7,629,399  $      708,329   $       34,662  $       34,495
Net realized gain (loss)...............................       1,549,838         812,772           15,660          60,977
Net change in unrealized appreciation (depreciation)...      65,482,247      10,431,583         (199,794)        114,323
                                                         --------------  --------------   --------------  --------------
Net increase (decrease) in net assets resulting from
   operations..........................................      74,661,484      11,952,684         (149,472)        209,795
                                                         --------------  --------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................      (7,521,855)        (69,390)         (37,035)        (27,150)
Net realized gain......................................              --              --               --              --
                                                         --------------  --------------   --------------  --------------
Total distributions to shareholders....................      (7,521,855)        (69,390)         (37,035)        (27,150)
                                                         --------------  --------------   --------------  --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................     123,995,925   1,027,295,378        1,004,195       7,021,497
Cost of shares redeemed................................    (129,681,022)    (11,778,732)      (4,001,081)     (2,045,669)
                                                         --------------  --------------   --------------  --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions ......................      (5,685,097)  1,015,516,646       (2,996,886)      4,975,828
                                                         --------------  --------------   --------------  --------------
Total increase (decrease) in net assets................      61,454,532   1,027,399,940       (3,183,393)      5,158,473

NET ASSETS:
Beginning of period....................................   1,027,399,940              --        5,158,473              --
                                                         --------------  --------------   --------------  --------------
End of period..........................................  $1,088,854,472  $1,027,399,940   $    1,975,080  $    5,158,473
                                                         ==============  ==============   ==============  ==============
Accumulated net investment income (loss)
   at end of period....................................  $      746,643  $      639,099   $        4,578  $        6,951
                                                         ==============  ==============   ==============  ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................      39,600,002              --          250,002              --
Shares sold............................................       4,800,000      40,050,002           50,000         350,002
Shares redeemed........................................      (5,000,000)       (450,000)        (200,000)       (100,000)
                                                         --------------  --------------   --------------  --------------
Shares outstanding, end of period......................      39,400,002      39,600,002          100,002         250,002
                                                         ==============  ==============   ==============  ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 32                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                      FIRST TRUST
     NASDAQ OIL & GAS ETF          NASDAQ PHARMACEUTICALS ETF           NASDAQ RETAIL ETF
            (FTXN)                           (FTXH)                           (FTXD)
------------------------------   ------------------------------   ------------------------------
  SIX MONTHS    FOR THE PERIOD     SIX MONTHS    FOR THE PERIOD     SIX MONTHS    FOR THE PERIOD
    ENDED       9/20/2016 (a)        ENDED       9/20/2016 (a)        ENDED       9/20/2016 (a)
  9/30/2017        THROUGH         9/30/2017        THROUGH         9/30/2017        THROUGH
 (UNAUDITED)      3/31/2017       (UNAUDITED)      3/31/2017       (UNAUDITED)      3/31/2017
--------------  --------------   --------------  --------------   --------------  --------------

$       24,991  $       14,608   $        8,593  $        6,471   $       17,303  $       15,151
      (329,162)         83,437           (9,252)         47,402          (52,465)        (56,891)
       139,513          (1,582)          62,038         (76,450)          63,028          19,737
--------------  --------------   --------------  --------------   --------------  --------------

      (164,658)         96,463           61,379         (22,577)          27,866         (22,003)
--------------  --------------   --------------  --------------   --------------  --------------

       (25,740)        (15,440)          (9,060)         (5,990)         (18,870)        (13,190)
            --              --          (34,481)           (560)              --              --
--------------  --------------   --------------  --------------   --------------  --------------
       (25,740)        (15,440)         (43,541)         (6,550)         (18,870)        (13,190)
--------------  --------------   --------------  --------------   --------------  --------------

     1,848,142       3,104,473        1,040,949       2,945,855               --       3,054,367
      (882,381)     (1,122,635)      (1,042,167)       (934,165)              --      (1,051,159)
--------------  --------------   --------------  --------------   --------------  --------------

       965,761       1,981,838           (1,218)      2,011,690               --       2,003,208
--------------  --------------   --------------  --------------   --------------  --------------
       775,363       2,062,861           16,620       1,982,563            8,996       1,968,015


     2,062,861              --        1,982,563              --        1,968,015              --
--------------  --------------   --------------  --------------   --------------  --------------
$    2,838,224  $    2,062,861   $    1,999,183  $    1,982,563   $    1,977,011  $    1,968,015
==============  ==============   ==============  ==============   ==============  ==============

$         (712) $           37   $           14  $          481   $          506  $        2,073
==============  ==============   ==============  ==============   ==============  ==============

       100,002              --          100,002              --          100,002              --
       100,000         150,002           50,000         150,002               --         150,002
       (50,000)        (50,000)         (50,000)        (50,000)              --         (50,000)
--------------  --------------   --------------  --------------   --------------  --------------
       150,002         100,002          100,002         100,002          100,002         100,002
==============  ==============   ==============  ==============   ==============  ==============


                        See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FIRST TRUST                      FIRST TRUST
                                                            NASDAQ SEMICONDUCTOR ETF        NASDAQ TRANSPORTATION ETF
                                                                     (FTXL)                           (FTXR)
                                                         ------------------------------   ------------------------------
                                                           SIX MONTHS    FOR THE PERIOD     SIX MONTHS    FOR THE PERIOD
                                                             ENDED       9/20/2016 (a)        ENDED       9/20/2016 (a)
                                                           9/30/2017        THROUGH         9/30/2017        THROUGH
                                                          (UNAUDITED)      3/31/2017       (UNAUDITED)      3/31/2017
                                                         --------------  --------------   --------------  --------------
OPERATIONS:
Net investment income (loss)...........................  $       68,000  $       24,741   $       16,761  $       14,392
Net realized gain (loss)...............................         767,693         805,157           71,893         216,735
Net change in unrealized appreciation (depreciation)...       1,988,924         985,830           76,837          51,405
                                                         --------------  --------------   --------------  --------------
Net increase (decrease) in net assets resulting from
   operations..........................................       2,824,617       1,815,728          165,491         282,532
                                                         --------------  --------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................         (71,485)        (22,195)         (17,810)        (14,460)
Net realized gain......................................              --            (595)              --             (70)
                                                         --------------  --------------   --------------  --------------
Total distributions to shareholders....................         (71,485)        (22,790)         (17,810)        (14,530)
                                                         --------------  --------------   --------------  --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................      11,565,784      20,002,563        2,400,277       4,317,742
Cost of shares redeemed................................      (5,277,761)     (6,771,023)      (1,200,481)     (2,307,986)
                                                         --------------  --------------   --------------  --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................       6,288,023      13,231,540        1,199,796       2,009,756
                                                         --------------  --------------   --------------  --------------
Total increase (decrease) in net assets................       9,041,155      15,024,478        1,347,477       2,277,758
NET ASSETS:
Beginning of period....................................      15,024,478              --        2,277,758              --
                                                         --------------  --------------   --------------  --------------
End of period..........................................  $   24,065,633  $   15,024,478   $    3,625,235  $    2,277,758
                                                         ==============  ==============   ==============  ==============
Accumulated net investment income (loss)
   at end of period....................................  $       (3,485) $           --   $       (1,001) $          (48)
                                                         ==============  ==============   ==============  ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................         600,002              --          100,002              --
Shares sold............................................         450,000         900,002          100,000         200,002
Shares redeemed........................................        (200,000)       (300,000)         (50,000)       (100,000)
                                                         --------------  --------------   --------------  --------------
Shares outstanding, end of period......................         850,002         600,002          150,002         100,002
                                                         ==============  ==============   ==============  ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ BANK ETF (FTXO)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    25.94      $    20.01
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.21            0.07
Net realized and unrealized gain (loss)           1.68            5.91
                                            ----------      ----------
Total from investment operations                  1.89            5.98
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.19)          (0.05)
                                            ----------      ----------
Net asset value, end of period              $    27.64      $    25.94
                                            ==========      ==========
TOTAL RETURN (b)                                  7.31%          29.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,088,854      $1,027,400
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)       0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             1.50% (c)       4.05% (c)
Portfolio turnover rate (d)                         12%              7%

(a) Inception date is consistent with commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 35

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ FOOD & BEVERAGE ETF (FTXG)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    20.63      $    19.96
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.21            0.14
Net realized and unrealized gain (loss)          (0.93)           0.64
                                            ----------      ----------
Total from investment operations                 (0.72)           0.78
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.16)          (0.11)
                                            ----------      ----------
Net asset value, end of period              $    19.75      $    20.63
                                            ==========      ==========
TOTAL RETURN (b)                                 (3.51)%          3.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    1,975      $    5,158
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)       0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             1.49% (c)       1.58% (c)
Portfolio turnover rate (d)                         40%             54%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 36                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ OIL & GAS ETF (FTXN)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    20.63      $    19.84
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.17            0.14
Net realized and unrealized gain (loss)          (1.71)           0.80
                                            ----------      ----------
Total from investment operations                 (1.54)           0.94
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.17)          (0.15)
                                            ----------      ----------
Net asset value, end of period              $    18.92      $    20.63
                                            ==========      ==========
TOTAL RETURN (b)                                 (7.43)%          4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    2,838      $    2,063
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)       0.61% (c) (d)
Ratio of net investment income (loss) to
   average net assets                             2.04% (c)       1.30% (c)
Portfolio turnover rate (e)                         41%             58%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.60%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 37

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ PHARMACEUTICALS ETF (FTXH)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    19.83      $    20.12
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.10            0.06
Net realized and unrealized gain (loss)           0.50           (0.28)
                                            ----------      ----------
Total from investment operations                  0.60           (0.22)
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.09)          (0.06)
Net realized gain (loss)                         (0.35)          (0.01)
                                            ----------      ----------
Total distributions                              (0.44)          (0.07)
                                            ----------      ----------
Net asset value, end of period              $    19.99      $    19.83
                                            ==========      ==========
TOTAL RETURN (b)                                  3.00%          (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    1,999      $    1,983
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)       0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             0.85% (c)       0.64% (c)
Portfolio turnover rate (d)                         34%             48%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 38                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ RETAIL ETF (FTXD)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    19.68      $    19.90
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.17            0.15
Net realized and unrealized gain (loss)           0.11           (0.24)
                                            ----------      ----------
Total from investment operations                  0.28           (0.09)
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.19)          (0.13)
                                            ----------      ----------
Net asset value, end of period              $    19.77      $    19.68
                                            ==========      ==========
TOTAL RETURN (b)                                  1.43%          (0.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    1,977      $    1,968
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)       0.61% (c) (d)
Ratio of net investment income (loss) to
   average net assets                             1.76% (c)       1.44% (c)
Portfolio turnover rate (e)                         61%             65%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.60%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 39

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ SEMICONDUCTOR ETF (FTXL)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    25.04      $    19.93
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.08            0.05
Net realized and unrealized gain (loss)           3.27            5.11
                                            ----------      ----------
Total from investment operations                  3.35            5.16
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.08)          (0.05)
Net realized gain                                   --           (0.00) (b)
                                            ----------      ----------
Total distributions                              (0.08)          (0.05)
                                            ----------      ----------
Net asset value, end of period              $    28.31      $    25.04
                                            ==========      ==========
TOTAL RETURN (c)                                 13.42%          25.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   24,066      $   15,024
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (d)       0.60% (d)
Ratio of net investment income (loss) to
   average net assets                             0.66% (d)       0.66% (d)
Portfolio turnover rate (e)                         26%             58%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 40                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TRANSPORTATION ETF (FTXR)

                                            SIX MONTHS    FOR THE PERIOD
                                              ENDED       9/20/2016 (a)
                                            9/30/2017        THROUGH
                                           (UNAUDITED)      3/31/2017
                                          --------------  --------------
Net asset value, beginning of period        $    22.78      $    19.94
                                            ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.14            0.14
Net realized and unrealized gain (loss)           1.40            2.84
                                            ----------      ----------
Total from investment operations                  1.54            2.98
                                            ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.15)          (0.14)
Net realized gain                                   --           (0.00) (b)
                                            ----------      ----------
Total distributions                              (0.15)          (0.14)
                                            ----------      ----------
Net asset value, end of period              $    24.17      $    22.78
                                            ==========      ==========
TOTAL RETURN (c)                                  6.74%          14.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    3,625      $    2,278
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (d)       0.61% (d) (e)
Ratio of net investment income (loss) to
   average net assets                             1.13% (d)       1.22% (d)
Portfolio turnover rate (f)                         40%             28%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.60%.

(f) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 41

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-four exchange-traded funds that are offering shares. This report covers the seven funds listed below, each a non-diversified series of the Trust.

    First Trust Nasdaq Bank ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
       ticker "FTXO")
    First Trust Nasdaq Food & Beverage ETF - (Nasdaq ticker "FTXG")
    First Trust Nasdaq Oil & Gas ETF - (Nasdaq ticker "FTXN")
    First Trust Nasdaq Pharmaceuticals ETF - (Nasdaq ticker "FTXH")
    First Trust Nasdaq Retail ETF - (Nasdaq ticker "FTXD")
    First Trust Nasdaq Semiconductor ETF - (Nasdaq ticker "FTXL")
    First Trust Nasdaq Transportation ETF - (Nasdaq ticker "FTXR")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests, or in certain circumstances, for cash. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                            INDEX
First Trust Nasdaq Bank ETF                     Nasdaq US Smart Banks Index
First Trust Nasdaq Food & Beverage ETF          Nasdaq US Smart Food & Beverage Index
First Trust Nasdaq Oil & Gas ETF                Nasdaq US Smart Oil & Gas Index
First Trust Nasdaq Pharmaceuticals ETF          Nasdaq US Smart Pharmaceuticals Index
First Trust Nasdaq Retail ETF                   Nasdaq US Smart Retail Index
First Trust Nasdaq Semiconductor ETF            Nasdaq US Smart Semiconductor Index
First Trust Nasdaq Transportation ETF           Nasdaq US Smart Transportation Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked prices, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for each fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each applicable Fund during the fiscal period ended March 31, 2017 was as follows:

                                                                                Distributions   Distributions   Distributions
                                                                                  paid from       paid from       paid from
                                                                                  Ordinary         Capital        Return of
                                                                                   Income           Gains          Capital
                                                                                -------------   -------------   -------------
First Trust Nasdaq Bank ETF                                                     $      69,390   $          --   $          --
First Trust Nasdaq Food & Beverage ETF                                                 27,150              --              --
First Trust Nasdaq Oil & Gas ETF                                                       15,440              --              --
First Trust Nasdaq Pharmaceuticals ETF                                                  6,550              --              --
First Trust Nasdaq Retail ETF                                                          13,190              --              --
First Trust Nasdaq Semiconductor ETF                                                   22,790              --              --
First Trust Nasdaq Transportation ETF                                                  14,530              --              --

As of March 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                 Accumulated         Net
                                                                                Undistributed    Capital and     Unrealized
                                                                                  Ordinary          Other       Appreciation
                                                                                   Income        Gain (Loss)    (Depreciation)
                                                                                -------------   -------------   -------------
First Trust Nasdaq Bank ETF                                                     $     640,151   $          --   $  10,222,288
First Trust Nasdaq Food & Beverage ETF                                                  6,257         (72,783)         73,089
First Trust Nasdaq Oil & Gas ETF                                                           --         (59,112)         (1,815)
First Trust Nasdaq Pharmaceuticals ETF                                                 34,966              --         (90,452)
First Trust Nasdaq Retail ETF                                                           2,073        (137,881)         17,823
First Trust Nasdaq Semiconductor ETF                                                       --          (6,443)        921,244
First Trust Nasdaq Transportation ETF                                                      --          (6,708)         40,375

D. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ended 2017 remains open to federal and state audit. As of September 30, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2017, the Funds had non-expiring capital loss carry forwards for federal income tax purposes as follows:

                                                                Capital
                                                             Loss Available
                                                            ----------------
First Trust Nasdaq Bank ETF                                 $             --
First Trust Nasdaq Food & Beverage ETF                                72,783
First Trust Nasdaq Oil & Gas ETF                                      59,112
First Trust Nasdaq Pharmaceuticals ETF                                    --
First Trust Nasdaq Retail ETF                                        137,881
First Trust Nasdaq Semiconductor ETF                                   6,443
First Trust Nasdaq Transportation ETF                                  6,708

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

First Trust has entered into licensing agreements with Nasdaq ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.60% of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distribution and service fees related to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases            Sales
                                                            ----------------   ----------------
First Trust Nasdaq Bank ETF                                 $    128,916,121   $    127,071,960
First Trust Nasdaq Food & Beverage ETF                             1,726,936          1,732,345
First Trust Nasdaq Oil & Gas ETF                                   1,017,814          1,017,502
First Trust Nasdaq Pharmaceuticals ETF                               692,861            741,264
First Trust Nasdaq Retail ETF                                      1,199,095          1,198,795
First Trust Nasdaq Semiconductor ETF                               5,237,948          5,248,087
First Trust Nasdaq Transportation ETF                              1,225,303          1,213,254

For the six months ended September 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases            Sales
                                                            ----------------   ----------------
First Trust Nasdaq Bank ETF                                 $    123,717,420   $    129,613,886
First Trust Nasdaq Food & Beverage ETF                             1,003,847          3,997,951
First Trust Nasdaq Oil & Gas ETF                                   1,840,639            876,981
First Trust Nasdaq Pharmaceuticals ETF                             1,039,107          1,026,258
First Trust Nasdaq Retail ETF                                             --                 --
First Trust Nasdaq Semiconductor ETF                              11,549,071          5,271,451
First Trust Nasdaq Transportation ETF                              2,392,857          1,202,061


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, or stamp taxes. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process or the extent that cash is used in lieu of securities to purchase Creation Units.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The Redemption Transaction Fee is currently $500. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before August 30, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 2, 2017, First Trust SMID Cap Rising Dividend Achievers ETF, an additional series of the Trust, began trading under the ticker symbol SDVY on Nasdaq.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to a Fund's net asset value and possibly face delisting.

BANKS RISK. Banks are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. In addition, banks are subject to extensive regulation at both the federal and state level, which may affect permissible activities, profitability and the amount of capital that they must maintain.

CONCENTRATION RISK. The Funds will be concentrated in securities of a certain sector or industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of a Fund's third party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third party service providers.

EQUITY SECURITIES RISK. Because the Funds invest in equity securities, the value of a Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

FOOD AND BEVERAGE COMPANIES RISK. The food and beverage industry is very competitive and companies in the food and beverage industry are subject to a number of risks. Demographic and product trends, changing consumer preferences, nutritional and health-related concerns, competitive pricing, marketing campaigns, environmental factors, adverse changes in general economic conditions, government regulation, food inspection and processing control, consumer boycotts, risks of product tampering, product liability claims, and the availability and expense of liability insurance can affect the demand for, and success of, food and beverage products in the marketplace.

INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

MARKET MAKER RISK. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq, which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security or shares of a Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments.

NEW FUND RISK. The Funds currently have fewer assets than larger funds, and like other new funds, large inflows and outflows may impact a Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. Each Fund's return may not match the return of the Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing a Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the 1940 Act. As a result, a non-diversified Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, a Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OIL AND GAS COMPANIES RISK. General problems of the oil & gas products sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. Friction with certain oil producing countries, and between the governments of the United States and other major exporters of oil to the United States, or policy shifts by governmental entities and intergovernmental entities such as OPEC, could put oil exports at risk. In addition, falling oil and gas prices may negatively impact the profitability and business prospects of certain energy companies. Further, global concerns of civil unrest in foreign countries may also affect the flow of oil from such countries.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

PHARMACEUTICALS COMPANIES RISK. Pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

REPLICATION MANAGEMENT RISK. Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations.

RETAIL COMPANIES RISK. Retail companies are companies that are engaged in operating merchandise stores, which include department stores, discount stores, warehouse clubs and superstores, specialty stores, and home improvement and home furnishings stores. The retail industry is very competitive and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics, consumer tastes, fads, marketing campaigns and other factors that impact supply and demand can also affect the success of retail products in the marketplace.

SEMICONDUCTOR COMPANIES RISK. The First Trust Nasdaq Semiconductor ETF invests in companies primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

TRANSPORTATION COMPANIES RISK. Transportation companies include those companies that are involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies, equipment manufacturers, parts suppliers, and companies involved in leasing, maintenance and other transportation related services. The transportation industry is cyclical in nature and changes in general economic conditions, fuel prices, operating costs, labor agreements and insurance costs can affect the demand for, and success of, transportation companies. In addition, regulatory changes and competition from foreign companies subject to more favorable government regulation may affect the success of transportation companies.

                NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

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


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


FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------

Developed International Equity Select ETF (RNDM)
Emerging Markets Equity Select ETF (RNEM)
Large Cap US Equity Select ETF (RNLC)
Mid Cap US Equity Select ETF (RNMC)
Small Cap US Equity Select ETF (RNSC)
US Equity Dividend Select ETF (RNDV)

----------------------------
     Semi-Annual Report
       for the Period
       June 20, 2017
(Commencement of Operations)
          through
     September 30, 2017
----------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2017

Shareholder Letter ..........................................................  2
Market Overview .............................................................  3
Fund Performance Overview
      Developed International Equity Select ETF (RNDM) ......................  4
      Emerging Markets Equity Select ETF (RNEM) .............................  6
      Large Cap US Equity Select ETF (RNLC) .................................  8
      Mid Cap US Equity Select ETF (RNMC) ................................... 10
      Small Cap US Equity Select ETF (RNSC) ................................. 12
      US Equity Dividend Select ETF (RNDV) .................................. 14
Notes to Fund Performance Overview  ......................................... 16
Understanding Your Fund Expenses ............................................ 17
Portfolio of Investments
      Developed International Equity Select ETF (RNDM) ...................... 18
      Emerging Markets Equity Select ETF (RNEM) ............................. 24
      Large Cap US Equity Select ETF (RNLC) ................................. 29
      Mid Cap US Equity Select ETF (RNMC) ................................... 35
      Small Cap US Equity Select ETF (RNSC) ................................. 41
      US Equity Dividend Select ETF (RNDV) .................................. 47
Statements of Assets and Liabilities ........................................ 50
Statements of Operations .................................................... 52
Statements of Changes in Net Assets ......................................... 54
Financial Highlights ........................................................ 56
Notes to Financial Statements ............................................... 62
Additional Information ...................................................... 68

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2017

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report which contains detailed information about your investment for the period since the Fund's inception (June 20, 2017) to September 30, 2017. We encourage you to read this report carefully and discuss it with your financial advisor.

As Donald Trump has been settling into office in his initial year as President, the U.S. bull market has continued. From November 8, 2016 (the date Trump was elected) through September 30, 2017, the S&P 500(R) Index posted a total return of 19.92%, according to Bloomberg. All 11 major sectors were up on a total return basis as well. Since the beginning of 2017 through September 30, 2017, the S&P 500(R) Index has closed its trading sessions at all-time highs on 39 occasions. The NASDAQ Composite Index has closed its trading sessions at all-time highs on 50 occasions over the same period.

The current bull market (measuring from March 9, 2009 through September 30,
2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments. With Congress back in session in September, we will closely monitor any progress on the important and challenging work at hand. At First Trust, we are always aware that we live in a global economy. In our opinion, globalization appears to be working. The world's 500 largest companies generated $27.7 trillion in revenues and $1.5 trillion in profits for 2016, according to Fortune. On a whole, stocks and bonds have continued to perform well on a global basis during 2017.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

In its latest forecast, the International Monetary Fund ("IMF") expects world real GDP to rise from 3.2% in 2016 to 3.6% and 3.7%, respectively, in 2017 and 2018, according to its own release. Weaker global economic growth has been a concern for investors ever since world real GDP posted 5.4% in 2010, which reflected a sharp rebound from the 2008-2009 financial crisis. World real GDP was -0.1% in 2009. For comparative purposes, world real GDP growth averaged 4.2% from 1999-2008, according to the IMF. It has not been that high on a calendar year basis since 2011. U.S. real GDP is expected to increase from 1.5% in 2016 to 2.2% and 2.3%, respectively, in 2017 and 2018.

Moody's Investors Service reported that its global speculative-grade default rate stood at 2.8% in September 2017, down significantly from 4.6% in September 2016, according to its own release. Moody's anticipates the rate to decline to 1.9% by September 2018. Moody's calculates the historical average default rate to equal 4.3% since 1983. The expected decline in the default rate on global speculative-grade corporate bonds suggests that the overall economic/business climate is improving, which is a positive indicator for equities, in our opinion.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record high $4.47 trillion in September 2017, according to its own release. Total assets invested in U.S. ETFs/ETPs stood at record high $3.17 trillion. The U.S. market represented 70.9% of all ETF/ETP assets under management at the end of September 2017.

GLOBAL EQUITIES MARKETS

The current bull market in stocks, as measured by the S&P 500(R) Index, has lasted 3,127 days (March 9, 2009 - September 30, 2017). It ranks as the second-longest in history, according to Bespoke Investment Group. The longest bull market in history lasted from December 4, 1987 through March 24, 2000, or 4,494 days. That means the current bull market lags the longest ever by 1,367 days, or approximately 3.75 years.

Total world equity market capitalization ("cap") was $84.75 trillion on September 30, 2017, up 18.35% from $71.61 trillion on March 31, 2017, according to Bloomberg. Total U.S. equity market cap was $27.95 trillion on 9/30/17, up 5.63% from $26.46 trillion on March 31, 2017. As of September 30, 2017, the U.S.'s share of total world equity market cap equaled 33.00%.

As indicated by the change in total U.S. and total world equity market cap figures, equities clearly posted strong returns over the past six months. For the six-month period ended September 30, 2017, the MSCI World (ex U.S.) and MSCI Emerging Markets indices posted total returns of 11.57% (USD) and 14.66% (USD), respectively, while the S&P 500(R) Index gained 7.71%. Over that same period, the U.S. dollar declined 7.24% against a basket of major currencies, as measured by the U.S. Dollar Index ("DXY").

Looking ahead, the estimates for corporate earnings in 2018 and 2019 are encouraging, in our opinion. The 2018 consensus estimated earnings growth rates for the S&P 500(R), MSCI World (ex U.S.) and the MSCI Emerging Markets indices were 11.05%, 7.32% and 17.41%, respectively, as of September 30, 2017, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.22% and 11.16%, respectively, as of September 30, 2017. We believe that corporate earnings drive the direction of stock prices over time.

FUND PERFORMANCE OVERVIEW (UNAUDITED)

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)
The Developed International Equity Select ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq Riskalyze Developed Markets Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RNDM." The Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index.

The Index is designed to select dividend-paying developed markets (excluding the United States) securities that are included in the NASDAQ Developed Markets Ex-US Large Mid Cap Index (the "Base Index"). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in developed markets (excluding the United States). A country is classified as "developed" based on a number of criteria including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/20/17)
                                                                 to 9/30/17

FUND PERFORMANCE
 NAV                                                                1.22%
 Market Price                                                       1.77%

INDEX PERFORMANCE
 Nasdaq Riskalyze Developed Markets Index                           1.51%
 NASDAQ Developed Markets Ex-US Large Mid Cap Index                 5.52%
 MSCI World ex USA Index                                            5.68%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 16.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   19.3%
Financials                                    17.1
Consumer Staples                              15.8
Real Estate                                   13.1
Health Care                                    8.1
Consumer Discretionary                         5.8
Materials                                      5.6
Telecommunication Services                     5.0
Information Technology                         4.4
Energy                                         3.3
Utilities                                      2.5
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Japan Tobacco, Inc.                            2.8%
Secom Co., Ltd.                                2.6
Toppan Printing Co., Ltd.                      2.6
Nippon Telegraph & Telephone Corp.             1.6
Hiscox Ltd.                                    1.5
Croda International PLC                        1.4
Shaftesbury PLC                                1.4
Chocoladefabriken Lindt & Spruengli AG         1.4
Canon, Inc.                                    1.4
RSA Insurance Group PLC                        1.3
                                             ------
     Total                                    18.0%
                                             ======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     JUNE 20, 2017 - SEPTEMBER 30, 2017

            Developed International    Nasdaq Riskalyze           NASDAQ Developed Markets     MSCI World
            Equity Select ETF          Developed Markets Index    Ex-US Large Mid Cap Index    ex USA Index
6/20/17     $10,000                    $10,000                    $10,000                      $10,000
9/30/17      10,122                     10,151                     10,552                       10,568

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
6/21/17 - 9/30/17         54         11          0          0             6          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

The Emerging Markets Equity Select ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq Riskalyze Emerging Markets Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RNEM." The Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index.

The Index is designed to select dividend-paying emerging markets securities that are included in the NASDAQ Emerging Markets Large Mid Cap Index (the "Base Index"). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in emerging markets. A country is classified as "emerging" based on a number of criteria including national income per capita, national market capitalization and national trading volume. Emerging markets are generally characterized by lower market efficiency and less strict standards in accounting and securities regulation than developed markets. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/20/17)
                                                                 to 9/30/17

FUND PERFORMANCE
 NAV                                                                6.01%
 Market Price                                                       6.77%

INDEX PERFORMANCE
 Nasdaq Riskalyze Emerging Markets Index                            6.75%
 NASDAQ Emerging Markets Large Mid Cap Index                        8.40%
 MSCI Emerging Markets Index                                        8.43%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 16.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY SELECT ETF (RNEM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    32.4%
Information Technology                        15.1
Consumer Staples                               8.7
Materials                                      7.7
Energy                                         7.4
Industrials                                    7.2
Consumer Discretionary                         7.2
Telecommunication Services                     5.7
Utilities                                      3.4
Real Estate                                    2.9
Health Care                                    2.3
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tencent Holdings Ltd.                          4.2%
Hon Hai Precision Industry Co., Ltd.           2.5
HDFC Bank Ltd.                                 1.8
IndusInd Bank Ltd.                             1.7
United Microelectronics Corp.                  1.7
Housing Development Finance Corp., Ltd.        1.6
Kotak Mahindra Bank Ltd.                       1.6
AviChina Industry & Technology Co., Ltd.,
   Class H                                     1.6
Taiwan Semiconductor Manufacturing
   Co., Ltd.                                   1.5
Compal Electronics, Inc.                       1.5
                                             ------
     Total                                    19.7%
                                             ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                JUNE 20, 2017 - SEPTEMBER 30, 2017

            Emerging Markets     Nasdaq Riskalyze          NASDAQ Emerging Markets    MSCI Emerging
            Equity Select ETF    Emerging Markets Index    Large Mid Cap Index        Markets Index
6/20/17     $10,000              $10,000                   $10,000                    $10,000
9/30/17      10,601               10,675                    10,840                     10,843

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
6/21/17 - 9/30/17         49         14          0          0             7          1          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP US EQUITY SELECT ETF (RNLC)

The Large Cap US Equity Select ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RNLC." The Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index.

The Index is designed to select dividend-paying US large cap securities that are included in the Nasdaq US 500 Large Cap Index (the "Base Index"). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/20/17)
                                                                 to 9/30/17

FUND PERFORMANCE
 NAV                                                                3.31%
 Market Price                                                       3.41%

INDEX PERFORMANCE
 Nasdaq Riskalyze US Large Cap Index                                3.49%
 Nasdaq US 500 Large Cap Index                                      3.87%
 S&P 500(R) Index                                                   3.94%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 16.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP US EQUITY SELECT ETF (RNLC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        21.2%
Health Care                                   14.9
Consumer Discretionary                        13.4
Financials                                    13.1
Industrials                                   10.4
Consumer Staples                               7.2
Energy                                         6.4
Real Estate                                    5.6
Utilities                                      3.0
Materials                                      2.6
Telecommunication Services                     2.2
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Verizon Communications, Inc.                   0.8%
AT&T, Inc.                                     0.8
Lam Research Corp.                             0.7
Applied Materials, Inc.                        0.7
NVIDIA Corp.                                   0.7
Harris Corp.                                   0.6
Symantec Corp.                                 0.6
Microchip Technology, Inc.                     0.6
Texas Instruments, Inc.                        0.6
KLA-Tencor Corp.                               0.6
                                             ------
     Total                                     6.7%
                                             ======


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          JUNE 20, 2017 - SEPTEMBER 30, 2017

            Large Cap US Equity    Nasdaq Riskalyze      Nasdaq US 500      S&P 500(R)
            Select ETF             US Large Cap Index    Large Cap Index    Index
6/20/17     $10,000                $10,000               $10,000            $10,000
9/30/17      10,331                 10,349                10,387             10,394

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
6/21/17 - 9/30/17         68          0          0          0             3          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MID CAP US EQUITY SELECT ETF (RNMC)

The Mid Cap US Equity Select ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq Riskalyze US Mid Cap Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RNMC." The Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index.

The Index is designed to select dividend-paying US mid cap securities that are included in the Nasdaq US 600 Mid Cap Index (the "Base Index"). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of mid cap US companies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/20/17)
                                                                 to 9/30/17

FUND PERFORMANCE
 NAV                                                                3.85%
 Market Price                                                       3.90%

INDEX PERFORMANCE
 Nasdaq Riskalyze US Mid Cap Index                                  3.98%
 Nasdaq US 600 Mid Cap Index                                        5.10%
 S&P MidCap 400 Index                                               3.35%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 16.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MID CAP US EQUITY SELECT ETF (RNMC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   17.6%
Financials                                    15.7
Information Technology                        14.5
Consumer Discretionary                        12.4
Real Estate                                   10.9
Health Care                                    7.7
Materials                                      6.9
Energy                                         4.7
Utilities                                      4.3
Consumer Staples                               3.0
Telecommunication Services                     2.3
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Frontier Communications Corp.                  2.1%
Cantel Medical Corp.                           1.1
Teleflex, Inc.                                 1.0
Healthcare Services Group, Inc.                1.0
Bruker Corp.                                   0.9
Bio-Techne Corp.                               0.9
West Pharmaceutical Services, Inc.             0.9
HealthSouth Corp.                              0.8
Hill-Rom Holdings, Inc.                        0.8
MKS Instruments, Inc.                          0.8
                                             ------
     Total                                    10.3%
                                             ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JUNE 20, 2017 - SEPTEMBER 30, 2017

            Mid Cap US Equity    Nasdaq Riskalyze    Nasdaq US 600    S&P MidCap
            Select ETF           US Mid Cap Index    Mid Cap Index    400 Index
6/20/17     $10,000              $10,000             $10,000          $10,000
9/30/16      10,385               10,398              10,510           10,335

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
6/21/17 - 9/30/17         52          0          0          0            19          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SMALL CAP US EQUITY SELECT ETF (RNSC)

The Small Cap US Equity Select ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq Riskalyze US Small Cap Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RNSC." The Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index.

The Index is designed to select dividend-paying US small cap securities that are included in the Nasdaq US 700 Small Cap Index (the "Base Index"). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of small cap US companies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/20/17)
                                                                 to 9/30/17

FUND PERFORMANCE
 NAV                                                                6.33%
 Market Price                                                       6.38%

INDEX PERFORMANCE
 Nasdaq Riskalyze US Small Cap Index                                6.53%
 Nasdaq US 700 Small Cap Index                                      7.81%
 S&P SmallCap 600 Index                                             7.17%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 16.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SMALL CAP US EQUITY SELECT ETF (RNSC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   22.0%
Financials                                    16.7
Consumer Discretionary                        14.2
Information Technology                        12.8
Health Care                                   12.6
Real Estate                                    6.9
Materials                                      4.5
Consumer Staples                               3.7
Utilities                                      2.4
Energy                                         2.3
Telecommunication Services                     1.9
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Analogic Corp.                                 1.6%
Atrion Corp.                                   1.5
Ensign Group (The), Inc.                       1.5
CONMED Corp.                                   1.5
US Physical Therapy, Inc.                      1.4
Luminex Corp.                                  1.4
Owens & Minor, Inc.                            1.3
National HealthCare Corp.                      1.3
Abaxis, Inc.                                   1.2
Brooks Automation, Inc.                        1.1
                                             ------
     Total                                    13.8%
                                             ======


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           JUNE 20, 2017 - SEPTEMBER 30, 2017

            Small Cap US Equity    Nasdaq Riskalyze      Nasdaq US 700      S&P SmallCap
            Select ETF             US Small Cap Index    Small Cap Index    600 Index
6/20/17     $10,000                $10,000               $10,000            $10,000
9/30/17      10,633                 10,653                10,781             10,717

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
6/21/17 - 9/30/17         52          0          0          0            19          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

US EQUITY DIVIDEND SELECT ETF (RNDV)

The US Equity Dividend Select ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap Select Dividend Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RNDV." The Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index.

The Index is designed to select dividend-paying US securities that are included in the Nasdaq US 500 Large Cap Index (the "Base Index"). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/20/17)
                                                                 to 9/30/17

FUND PERFORMANCE
 NAV                                                                2.96%
 Market Price                                                       3.01%

INDEX PERFORMANCE
 Nasdaq Riskalyze US Large Cap Select Dividend Index                3.09%
 Nasdaq US 500 Large Cap Index                                      3.87%
 S&P 500(R) Index                                                   3.94%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 16.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

US EQUITY DIVIDEND SELECT ETF (RNDV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        17.3%
Information Technology                        17.0
Health Care                                   15.1
Real Estate                                   13.7
Industrials                                   10.6
Consumer Staples                               7.5
Energy                                         6.5
Financials                                     4.8
Utilities                                      3.0
Materials                                      2.4
Telecommunication Services                     2.1
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Seagate Technology PLC                         2.9%
AbbVie, Inc.                                   2.8
Pfizer, Inc.                                   2.6
Garmin Ltd.                                    2.2
Macy's, Inc.                                   2.2
Gilead Sciences, Inc.                          2.1
Bristol-Myers Squibb Co.                       2.1
Gap (The), Inc.                                2.0
Cisco Systems, Inc.                            1.9
QUALCOMM, Inc.                                 1.9
                                             ------
     Total                                    22.7%
                                             ======


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             JUNE 20, 2017 - SEPTEMBER 30, 2017

            US Equity Dividend    Nasdaq Riskalyze US Large    Nasdaq US 500      S&P 500(R)
            Select ETF            Cap Select Dividend Index    Large Cap Index    Index
6/20/17     $10,000               $10,000                      $10,000            $10,000
9/30/17      10,296                10,309                       10,387             10,394

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
6/21/17 - 9/30/17         70          0          0          0             1          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2017 (UNAUDITED)

As a shareholder of Developed International Equity Select ETF, Emerging Markets Equity Select ETF, Large Cap US Equity Select ETF, Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF or US Equity Dividend Select ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs in U.S. dollars of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended September 30, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED         EXPENSES PAID
                                                                                        EXPENSE RATIO      DURING THE PERIOD
                                                     BEGINNING            ENDING         BASED ON THE      JUNE 20, 2017 (a)
                                                   ACCOUNT VALUE      ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                 JUNE 20, 2017 (a)  SEPTEMBER 30, 2017  IN THE PERIOD   SEPTEMBER 30, 2017 (b)
-------------------------------------------------------------------------------------------------------------------------------
DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)
Actual                                               $1,000.00          $1,012.20           0.65%                $1.85
Hypothetical (5% return before expenses)             $1,000.00          $1,021.81           0.65%                $3.29

EMERGING MARKETS EQUITY SELECT ETF (RNEM)
Actual                                               $1,000.00          $1,060.10           0.75%                $2.18
Hypothetical (5% return before expenses)             $1,000.00          $1,021.31           0.75%                $3.80

LARGE CAP US EQUITY SELECT ETF (RNLC)
Actual                                               $1,000.00          $1,033.10           0.60%                $1.72
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06           0.60%                $3.04

MID CAP US EQUITY SELECT ETF (RNMC)
Actual                                               $1,000.00          $1,038.50           0.60%                $1.73
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06           0.60%                $3.04

SMALL CAP US EQUITY SELECT ETF (RNSC)
Actual                                               $1,000.00          $1,063.30           0.60%                $1.75
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06           0.60%                $3.04

US EQUITY DIVIDEND SELECT ETF (RNDV)
Actual                                               $1,000.00          $1,029.60           0.50%                $1.43
Hypothetical (5% return before expenses)             $1,000.00          $1,022.56           0.50%                $2.54


(a)   Inception Date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (June 20, 2017 through September 30, 2017), multiplied by 103/365. Hypothetical expenses are assumed for the most recent half-year period.

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) -- 89.7%
              AUSTRALIA -- 3.4%
         221  AGL Energy Ltd.                      $        4,051
         526  Amcor Ltd.                                    6,276
         993  APA Group                                     6,504
         315  ASX Ltd.                                     12,955
       1,509  Aurizon Holdings Ltd.                         5,800
       3,459  AusNet Services                               4,585
         499  Australia & New Zealand
                 Banking Group Ltd.                        11,586
         302  Caltex Australia Ltd.                         7,604
         185  Commonwealth Bank of Australia               10,920
       2,625  Insurance Australia Group Ltd.               13,116
         476  National Australia Bank Ltd.                 11,761
         498  SEEK Ltd.                                     6,489
       1,202  Suncorp Group Ltd.                           12,304
       4,367  Telstra Corp., Ltd.                          11,955
         679  Transurban Group                              6,327
         866  Wesfarmers Ltd.                              28,075
         453  Westpac Banking Corp.                        11,342
                                                   --------------
                                                          171,650
                                                   --------------
              AUSTRIA -- 0.3%
          32  ANDRITZ AG                                    1,849
          74  Erste Group Bank AG                           3,196
           7  Lenzing AG                                    1,015
          50  OMV AG                                        2,913
         107  Raiffeisen Bank International
                 AG (b)                                     3,586
          29  voestalpine AG                                1,479
                                                   --------------
                                                           14,038
                                                   --------------
              BELGIUM -- 0.6%
          23  Ackermans & van Haaren N.V.                   4,033
          93  Ageas                                         4,370
          34  bpost S.A.                                    1,011
          22  Colruyt S.A.                                  1,127
          40  Groupe Bruxelles Lambert S.A.                 4,207
          55  KBC Groep N.V.                                4,661
          55  Proximus S.A.D.P.                             1,895
          21  Solvay S.A.                                   3,137
          18  Telenet Group Holding N.V. (b)                1,191
          34  UCB S.A.                                      2,420
          44  Umicore S.A.                                  3,640
                                                   --------------
                                                           31,692
                                                   --------------
              BERMUDA -- 1.7%
       4,269  Hiscox Ltd.                                  73,222
         400  Hongkong Land Holdings Ltd.                   2,880
       1,500  Kerry Properties Ltd.                         6,212
         100  VTech Holdings Ltd.                           1,457
                                                   --------------
                                                           83,771
                                                   --------------
              CANADA -- 7.3%
         209  Bank of Montreal                             15,817
         267  Bank of Nova Scotia (The)                    17,162
         190  BCE, Inc.                                     8,902
         181  Canadian Imperial Bank of
                  Commerce                                 15,836

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              CANADA (CONTINUED)
         175  Canadian Utilities Ltd., Class A     $        5,435
         145  Emera, Inc.                                   5,492
       1,878  Enbridge Income Fund Holdings                48,374
       1,037  First Capital Realty, Inc.                   16,356
         155  Fortis, Inc.                                  5,563
          74  George Weston Ltd.                            6,444
         524  IGM Financial, Inc.                          17,613
         220  Intact Financial Corp.                       18,173
         119  Loblaw Cos., Ltd.                             6,495
         210  Metro, Inc.                                   7,222
         372  National Bank of Canada                      17,903
         665  Power Corp. of Canada                        16,900
         590  Power Financial Corp.                        16,365
         190  Rogers Communications, Inc.,
                 Class B                                    9,797
         214  Royal Bank of Canada                         16,558
         311  Shaw Communications, Inc.,
                 Class B                                    7,158
         259  TELUS Corp.                                   9,316
         149  Thomson Reuters Corp.                         6,837
         312  Toronto-Dominion Bank (The)                  17,566
       1,015  TransCanada Corp.                            50,166
                                                   --------------
                                                          363,450
                                                   --------------
              CAYMAN ISLANDS -- 0.4%
       1,000  CK Asset Holdings Ltd.                        8,276
         500  CK Hutchison Holdings Ltd.                    6,391
       6,000  Xinyi Glass Holdings Ltd.                     5,930
                                                   --------------
                                                           20,597
                                                   --------------
              DENMARK -- 1.9%
           2  AP Moller -- Maersk A.S.,
                 Class A                                    3,675
           2  AP Moller -- Maersk A.S.,
                 Class B                                    3,799
          42  Carlsberg A.S., Class B                       4,596
          74  Chr Hansen Holding A.S.                       6,347
          60  Coloplast A.S., Class B                       4,870
         112  Danske Bank A.S.                              4,479
          56  DSV A.S.                                      4,236
          24  Genmab A.S. (b)                               5,298
         201  GN Store Nord A.S.                            6,889
         101  H Lundbeck A.S.                               5,828
          77  ISS A.S.                                      3,097
          75  Jyske Bank A.S.                               4,328
         137  Novo Nordisk A.S., Class B                    6,549
         118  Novozymes A.S., Class B                       6,055
          36  Pandora A.S.                                  3,554
         257  TDC A.S.                                      1,506
         210  Tryg A.S.                                     4,850
          78  Vestas Wind Systems A.S.                      6,999
         225  William Demant Holding A.S. (b)               5,939
                                                   --------------
                                                           92,894
                                                   --------------
              FINLAND -- 1.1%
          61  Amer Sports OYJ                               1,618
          50  Elisa OYJ                                     2,152


Page 18                 See Notes to Financial Statements

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              FINLAND (CONTINUED)
         153  Fortum OYJ                           $        3,054
          80  Huhtamaki OYJ                                 3,229
          24  Kesko OYJ, Class B                            1,287
          65  Kone OYJ, Class B                             3,442
          94  Metso OYJ                                     3,448
          45  Neste OYJ                                     1,965
       2,053  Nokia OYJ                                    12,326
          33  Nokian Renkaat OYJ                            1,468
          36  Orion OYJ, Class B                            1,670
         261  Outokumpu OYJ                                 2,712
         151  Sampo OYJ, Class A                            7,981
         216  Stora Enso OYJ, Class R                       3,051
         108  UPM-Kymmene OYJ                               2,927
          53  Wartsila OYJ Abp                              3,752
                                                   --------------
                                                           56,082
                                                   --------------
              FRANCE -- 7.3%
         103  Aeroports de Paris                           16,653
         163  Air Liquide S.A.                             21,741
         602  Bureau Veritas S.A.                          15,536
         115  Cie Generale des Etablissements
                 Michelin                                  16,786
         205  Danone S.A.                                  16,081
         200  Dassault Systemes SE                         20,232
         162  Eiffage S.A.                                 16,773
         770  Elior Group S.A. (c)                         20,385
         202  Eurazeo S.A.                                 18,056
          29  Hermes International                         14,620
          73  L'Oreal S.A.                                 15,522
         211  Legrand S.A.                                 15,232
         269  Orpea                                        31,857
         118  Pernod Ricard S.A.                           16,324
         286  Sanofi                                       28,397
         112  Societe BIC S.A.                             13,423
         148  Sodexo S.A.                                  18,454
         131  Thales S.A.                                  14,829
         160  Vinci S.A.                                   15,204
         122  Wendel S.A.                                  19,761
                                                   --------------
                                                          365,866
                                                   --------------
              GERMANY -- 9.2%
         102  Axel Springer SE                              6,555
         250  BASF SE                                      26,605
         337  Beiersdorf AG                                36,257
         392  Deutsche Post AG                             17,450
         628  Deutsche Telekom AG                          11,716
         347  Deutsche Wohnen SE                           14,732
          73  Fielmann AG                                   6,325
         190  Fraport AG Frankfurt Airport
                 Services Worldwide                        18,041
         338  Freenet AG                                   11,301
         101  Fresenius Medical Care AG &
                 Co., KGaA                                  9,881
         106  Fresenius SE & Co., KGaA                      8,551
         508  FUCHS PETROLUB SE
                 (Preference Shares)                       30,074

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              GERMANY (CONTINUED)
          99  Hannover Rueck SE                    $       11,929
         287  Henkel AG & Co., KGaA                        34,921
         249  Henkel AG & Co., KGaA
                 (Preference Shares)                       33,888
          81  HOCHTIEF AG                                  13,666
         140  LEG Immobilien AG                            14,162
          75  Merck KGaA                                    8,343
         103  MTU Aero Engines AG                          16,428
          58  Muenchener Rueckversicherungs-
                 Gesellschaft AG in Muenchen               12,401
         441  SAP SE                                       48,312
          98  Siemens AG                                   13,807
         372  Symrise AG                                   28,257
         324  Talanx AG                                    13,098
         325  Vonovia SE                                   13,828
                                                   --------------
                                                          460,528
                                                   --------------
              HONG KONG -- 2.2%
       1,000  AIA Group Ltd.                                7,374
       1,400  Bank of East Asia (The) Ltd.                  6,049
       6,000  Cathay Pacific Airways Ltd.                   9,063
         500  CLP Holdings Ltd.                             5,124
       2,000  Hang Lung Properties Ltd.                     4,747
         300  Hang Seng Bank Ltd.                           7,312
       1,000  Henderson Land Development
                 Co., Ltd.                                  6,625
       3,000  Hong Kong & China Gas Co.,
                 Ltd.                                       5,638
         200  Hong Kong Exchanges &
                 Clearing Ltd.                              5,377
       1,000  Hysan Development Co., Ltd.                   4,704
       1,500  MTR Corp., Ltd.                               8,756
       5,000  New World Development Co.,
                 Ltd.                                       7,182
       1,000  PCCW Ltd.                                       541
         500  Power Assets Holdings Ltd.                    4,330
       4,000  Sino Land Co., Ltd.                           7,025
         500  Swire Pacific Ltd., Class A                   4,852
       1,500  Techtronic Industries Co., Ltd.               8,007
       1,000  Wharf Holdings (The) Ltd.                     8,910
                                                   --------------
                                                          111,616
                                                   --------------
              IRELAND -- 0.7%
         323  Bank of Ireland Group PLC (b)                 2,646
         110  CRH PLC                                       4,182
          44  DCC PLC                                       4,272
         139  Glanbia PLC                                   2,615
          34  Kerry Group PLC, Class A                      3,287
         120  Kingspan Group PLC                            5,103
         403  Ryanair Holdings PLC (b)                      7,773
         144  Smurfit Kappa Group PLC                       4,510
                                                   --------------
                                                           34,388
                                                   --------------
              ISRAEL -- 0.3%
         220  Bank Hapoalim BM                              1,539
         350  Bank Leumi Le-Israel BM                       1,857


                        See Notes to Financial Statements                Page 19

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              ISRAEL (CONTINUED)
         770  Bezeq The Israeli
                 Telecommunication Corp., Ltd.     $        1,100
           8  Elbit Systems Ltd.                            1,175
         330  Israel Chemicals Ltd.                         1,464
         110  Mizrahi Tefahot Bank Ltd.                     1,971
          18  Nice Ltd                                      1,435
         360  Teva Pharmaceutical Industries
                 Ltd.                                       6,290
                                                   --------------
                                                           16,831
                                                   --------------
              ITALY -- 2.2%
       2,721  A2A S.p.A.                                    4,679
         524  Assicurazioni Generali S.p.A.                 9,760
          88  Atlantia S.p.A.                               2,778
       1,137  Banca Mediolanum S.p.A.                       9,944
          89  Buzzi Unicem S.p.A.                           2,402
          14  DiaSorin S.p.A.                               1,248
         874  Enel S.p.A.                                   5,263
       1,002  Eni S.p.A.                                   16,580
       1,224  FinecoBank Banca Fineco S.p.A.               10,850
       1,479  Hera S.p.A.                                   4,650
         160  Leonardo S.p.A.                               2,997
          43  Moncler S.p.A.                                1,241
       1,249  Poste Italiane S.p.A. (c)                     9,197
          86  Prysmian S.p.A.                               2,905
          27  Recordati S.p.A.                              1,245
          32  Salvatore Ferragamo S.p.A                       898
         952  Snam S.p.A.                                   4,586
       2,893  Telecom Italia S.p.A. (b)                     2,710
       3,565  Telecom Italia S.p.A.                         2,680
         830  Terna Rete Elettrica Nazionale
                 S.p.A                                      4,848
       3,776  UnipolSai  Assicurazioni S.p.A.               8,819
                                                   --------------
                                                          110,280
                                                   --------------
              JAPAN -- 13.7%
         540  ANA Holdings, Inc.                           20,439
       2,000  Canon, Inc.                                  68,340
         500  Hankyu Hanshin Holdings, Inc.                18,974
       4,300  Japan Tobacco, Inc.                         140,932
         750  Keikyu Corp.                                 15,203
         460  Kintetsu Group Holdings Co., Ltd.            17,108
         200  Lawson, Inc.                                 13,242
         740  Nagoya Railroad Co., Ltd.                    15,934
       1,700  Nippon Telegraph & Telephone
                 Corp.                                     77,911
         300  Oriental Land Co., Ltd.                      22,859
       1,800  Secom Co., Ltd.                             131,203
         640  Tobu Railway Co., Ltd.                       17,575
      13,000  Toppan Printing Co., Ltd.                   128,931
                                                   --------------
                                                          688,651
                                                   --------------
              JERSEY -- 0.6%
         540  Experian PLC                                 10,847
       2,158  UBM PLC                                      19,736
                                                   --------------
                                                           30,583
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              LUXEMBOURG -- 0.2%
         121  APERAM S.A.                          $        6,340
         178  Subsea 7 S.A.                                 2,921
         166  Tenaris S.A.                                  2,354
                                                   --------------
                                                           11,615
                                                   --------------
              NETHERLANDS -- 3.4%
          37  Aalberts Industries N.V.                      1,789
         308  ABN AMRO Group N.V. (c)                       9,224
       1,468  Aegon N.V.                                    8,550
          73  Akzo Nobel N.V.                               6,740
         166  Altice N.V., Class A (b)                      3,324
         109  ASM International N.V.                        6,891
          46  ASML Holding N.V.                             7,832
          40  Boskalis Westminster                          1,398
         109  Gemalto N.V.                                  4,869
         163  Heineken Holding N.V.                        15,316
         153  Heineken N.V.                                15,126
         494  ING Groep N.V.                                9,108
         307  Koninklijke Ahold Delhaize N.V.               5,740
          90  Koninklijke DSM N.V.                          7,367
       1,243  Koninklijke KPN N.V.                          4,268
         395  Koninklijke Philips N.V.                     16,307
          32  Koninklijke Vopak N.V.                        1,403
         230  NN Group N.V.                                 9,626
          24  Randstad Holding N.V.                         1,485
         355  RELX N.V.                                     7,557
          56  SBM Offshore N.V.                             1,016
         231  STMicroelectronics N.V.                       4,464
         262  Unilever N.V.                                15,495
         158  Wolters Kluwer N.V.                           7,301
                                                   --------------
                                                          172,196
                                                   --------------
              NEW ZEALAND -- 0.1%
         510  Fletcher Building Ltd.                        2,943
         603  Spark New Zealand Ltd.                        1,590
                                                   --------------
                                                            4,533
                                                   --------------
              NORWAY -- 0.7%
         171  Aker BP ASA                                   3,306
         189  DNB ASA                                       3,809
         196  Gjensidige Forsikring ASA                     3,411
         268  Leroy Seafood Group ASA                       1,714
          77  Marine Harvest ASA                            1,523
         404  Norsk Hydro ASA                               2,937
         131  Orkla ASA                                     1,344
          54  Salmar ASA                                    1,526
          58  Schibsted ASA, Class A                        1,494
         161  Statoil ASA                                   3,220
         243  Telenor ASA                                   5,138
          61  Yara International ASA                        2,732
                                                   --------------
                                                           32,154
                                                   --------------
              PORTUGAL -- 0.2%
         750  EDP -- Energias de Portugal S.A.              2,823
         172  Galp Energia SGPS S.A.                        3,048
          86  Jeronimo Martins SGPS S.A.                    1,697
                                                   --------------
                                                            7,568
                                                   --------------


Page 20                 See Notes to Financial Statements

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              SINGAPORE -- 1.0%
       1,100  CapitaLand Ltd.                      $        2,903
         400  City Developments Ltd.                        3,341
       1,200  ComfortDelGro Corp., Ltd.                     1,840
         200  DBS Group Holdings Ltd.                       3,070
       1,500  Global Logistic Properties Ltd.               3,649
       5,000  Hutchison Port Holdings Trust                 2,150
         300  Keppel Corp., Ltd.                            1,435
         400  Oversea-Chinese Banking Corp.,
                 Ltd.                                       3,291
         600  SATS Ltd.                                     2,039
         700  Sembcorp Industries Ltd.                      1,528
         300  Singapore Airlines Ltd.                       2,220
         500  Singapore Exchange Ltd.                       2,724
         900  Singapore Press Holdings Ltd.                 1,805
         800  Singapore Technologies
                 Engineering Ltd.                           2,029
       1,300  Singapore Telecommunications
                 Ltd.                                       3,527
       1,700  StarHub Ltd.                                  3,258
         200  United Overseas Bank Ltd.                     3,465
         600  UOL Group Ltd.                                3,592
       1,400  Wilmar International Ltd.                     3,282
                                                   --------------
                                                           51,148
                                                   --------------
              SOUTH KOREA -- 4.6%
          69  CJ CheilJedang Corp.                         21,356
          31  CJ Logistics Corp. (b)                        4,425
           8  E-MART, Inc.                                  1,456
          99  GS Holdings Corp.                             5,670
          32  GS Retail Co., Ltd.                             965
          35  Hyundai Glovis Co., Ltd.                      4,523
         154  Hyundai Motor Co.                            20,236
         234  Hyundai Motor Co. (Preference
                 Shares)                                   20,941
         428  Industrial Bank of Korea                      5,381
          44  Kangwon Land, Inc.                            1,345
         107  KB Financial Group, Inc.                      5,241
          15  KCC Corp.                                     4,905
         654  Kia Motors Corp.                             18,072
          92  Korea Electric Power Corp.                    3,133
          95  Korea Gas Corp. (b)                           3,492
         119  KT Corp., ADR                                 1,650
         249  KT&G Corp.                                   22,936
          74  LG Corp.                                      5,207
          12  Samsung Electronics Co., Ltd.                26,863
          19  Samsung Fire & Marine
                 Insurance Co., Ltd.                        4,645
          48  Samsung Life Insurance Co., Ltd.              4,736
         112  Shinhan Financial Group Co., Ltd.             4,919
         109  SK Holdings Co., Ltd.                        27,408
          15  SK Telecom Co., Ltd.                          3,340
         402  Woori Bank                                    6,265
                                                   --------------
                                                          229,110
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              SPAIN -- 3.1%
          50  Acciona S.A.                         $        4,021
          56  Acerinox S.A.                                   807
         118  ACS Actividades de Construccion
                 y Servicios S.A.                           4,373
          25  Aena S.A. (c)                                 4,513
          79  Amadeus IT Group S.A.                         5,134
       2,132  Banco Bilbao Vizcaya Argentaria
                 S.A.                                      19,052
       1,970  Bankinter S.A.                               18,636
         589  Cellnex Telecom S.A. (c)                     13,477
         912  Distribuidora Internacional de
                 Alimentacion S.A.                          5,319
          25  Ebro Foods S.A.                                 592
         189  Enagas S.A.                                   5,322
         209  Endesa S.A.                                   4,712
         200  Ferrovial S.A.                                4,403
         224  Gas Natural SDG S.A.                          4,959
         174  Grifols S.A.                                  5,069
         686  Iberdrola S.A.                                5,329
         150  Industria de Diseno Textil S.A.               5,653
       4,822  Mapfre S.A.                                  15,695
         409  Mediaset Espana Comunicacion
                 S.A.                                       4,618
         256  Red Electrica Corp. S.A.                      5,380
         276  Repsol S.A.                                   5,086
         216  Siemens Gamesa Renewable
                 Energy S.A.                                2,820
         870  Telefonica S.A.                               9,452
                                                   --------------
                                                          154,422
                                                   --------------
              SWEDEN -- 2.9%
         283  Assa Abloy AB, Class B                        6,463
         165  Atlas Copco AB, Class A                       6,987
         183  Atlas Copco AB, Class B                       7,095
         330  Axfood AB                                     5,660
         332  BillerudKorsnas AB                            5,625
         392  Castellum AB                                  6,151
         249  Fastighets AB Balder, Class B (b)             6,475
         584  Husqvarna AB, Class B                         6,009
         145  ICA Gruppen AB                                5,449
         240  Industrivarden AB, Class C                    6,079
         124  Investor AB, Class B                          6,125
         195  Kinnevik AB, Class B                          6,359
         728  Nibe Industrier AB, Class B                   7,334
         456  Nordea Bank AB                                6,181
         138  Saab AB, Class B                              7,004
         389  Sandvik AB                                    6,710
         372  Securitas AB, Class B                         6,230
         468  Skandinaviska Enskilda Banken
                 AB, Class A                                6,165
         159  Svenska Cellulosa AB SCA,
                 Class B                                    1,347
         379  Svenska Handelsbanken AB,
                 Class A                                    5,719
         225  Swedbank AB, Class A                          6,221
         158  Swedish Match AB                              5,542
         328  Tele2 AB, Class B                             3,753
         747  Telia Co., AB                                 3,518


                        See Notes to Financial Statements                Page 21

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              SWEDEN (CONTINUED)
         272  Trelleborg AB, Class B               $        6,813
                                                   --------------
                                                          147,014
                                                   --------------
              SWITZERLAND -- 9.3%
         359  ABB Ltd.                                      8,875
          71  Baloise Holding AG                           11,233
           1  Chocoladefabriken Lindt &
                 Spruengli AG                              69,345
           6  Chocoladefabriken Lindt &
                 Spruengli AG                              34,234
         146  Clariant AG                                   3,498
           5  EMS-Chemie Holding AG                         3,325
          39  Flughafen Zurich AG                           8,820
          19  Geberit AG                                    8,988
           2  Givaudan S.A.                                 4,352
          18  Helvetia Holding AG                           9,777
          59  Kuehne + Nagel International AG              10,924
         476  Nestle S.A.                                  39,865
         626  Novartis AG                                  53,592
         138  Pargesa Holding S.A.                         11,472
          18  Partners Group Holding AG                    12,213
         107  PSP Swiss Property AG                         9,856
         182  Roche Holding AG                             46,461
          43  Schindler Holding AG                          9,498
          44  Schindler Holding AG                          9,465
           4  SGS S.A.                                      9,596
         335  Sonova Holding AG                            56,840
          30  Swiss Life Holding AG                        10,567
         110  Swiss Prime Site AG                           9,889
         108  Swiss Re AG                                   9,781
          10  Swisscom AG                                   5,124
                                                   --------------
                                                          467,590
                                                   --------------
              UNITED KINGDOM -- 11.3%
       1,367  BAE Systems PLC                              11,568
         541  British American Tobacco PLC                 33,869
         379  Bunzl PLC                                    11,513
       1,093  Compass Group PLC                            23,185
       1,421  Croda International PLC                      72,224
       1,257  Diageo PLC                                   41,318
       2,052  GlaxoSmithKline PLC                          40,929
         858  Halma PLC                                    12,877
         742  Imperial Brands PLC                          31,658
       2,531  Informa PLC                                  22,791
         725  Pennon Group PLC                              7,743
         394  Reckitt Benckiser Group PLC                  35,970
       1,055  RELX PLC                                     23,142
       3,561  Rentokil Initial PLC                         14,344
       7,962  RSA Insurance Group PLC                      66,468
         269  Severn Trent PLC                              7,833
       2,800  Smith & Nephew PLC                           50,577
         184  Spirax-Sarco Engineering PLC                 13,622
         644  United Utilities Group PLC                    7,374
      13,986  Vodafone Group PLC                           39,132
                                                   --------------
                                                          568,137
                                                   --------------
              TOTAL COMMON STOCKS                       4,498,404
              (Cost $4,462,950)                    --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS (a) -- 9.7%
              AUSTRALIA -- 1.9%
       1,625  Dexus                                $       12,109
       2,052  Goodman Group                                13,263
       3,083  GPT (The) Group                              11,995
       7,251  Mirvac Group                                 13,025
       3,701  Scentre Group                                11,409
       3,422  Stockland                                    11,542
       5,611  Vicinity Centres                             11,707
       1,788  Westfield Corp.                              10,996
                                                   --------------
                                                           96,046
                                                   --------------
              CANADA -- 0.3%
         793  RioCan Real Estate Investment
                 Trust                                     15,209
                                                   --------------
              FRANCE -- 1.6%
         186  Fonciere Des Regions                         19,321
         114  Gecina S.A.                                  18,486
         212  ICADE                                        18,910
         399  Klepierre S.A.                               15,661
          32  Unibail-Rodamco SE                            7,782
                                                   --------------
                                                           80,160
                                                   --------------
              HONG KONG -- 0.2%
       1,000  Link REIT                                     8,103
                                                   --------------
              JAPAN -- 3.7%
           4  Activia Properties, Inc.                     16,601
           6  Advance Residence Investment
                 Corp.                                     14,759
           6  Daiwa House REIT Investment
                 Corp.                                     14,365
          15  GLP J-Reit                                   15,636
           4  Japan Prime Realty Investment
                 Corp.                                     13,366
           3  Japan Real Estate Investment
                 Corp.                                     14,423
           9  Japan Retail Fund Investment
                 Corp.                                     16,148
           3  Nippon Building Fund, Inc.                   14,957
           8  Nippon Prologis REIT, Inc.                   16,857
          11  Nomura Real Estate Master Fund,
                 Inc.                                      14,302
          11  Orix JREIT Inc                               15,788
          11  United Urban Investment Corp.                16,110
                                                   --------------
                                                          183,312
                                                   --------------
              SINGAPORE -- 0.2%
       1,600  Ascendas Real Estate Investment
                 Trust                                      3,138
       2,600  CapitaLand Commercial Trust                   3,172
       2,100  CapitaLand Mall Trust                         3,096
       2,300  Suntec Real Estate Investment
                 Trust                                      3,162
                                                   --------------
                                                           12,568
                                                   --------------
              SPAIN -- 0.4%
       1,479  Merlin Properties Socimi S.A.                20,487
                                                   --------------


Page 22                 See Notes to Financial Statements

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS (a) (CONTINUED)
              UNITED KINGDOM -- 1.4%
       5,104  Shaftesbury PLC                      $       69,488
                                                   --------------
              TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                        485,373
              (Cost $486,464)                      --------------

RIGHTS (a) -- 0.0%
              SINGAPORE -- 0.0%
         431  CapitaLand Commercial Trust,
                 expiring 10/19/17 (b) (d)                     93
              (Cost $0)                            --------------

              TOTAL INVESTMENTS -- 99.4%                4,983,870
              (Cost $4,949,414) (e)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.6%                       28,771
                                                   --------------
              NET ASSETS -- 100.0%                 $    5,012,641
                                                   ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2017, securities notated as such are valued at $93 or 0.0% of net assets.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $182,384 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $147,928. The net unrealized appreciation was $34,456.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    4,498,404  $    4,498,404  $        --  $         --
Real Estate
   Investment
   Trusts*                  485,373         485,373           --            --
Rights*                          93              --           93            --
                     ---------------------------------------------------------
Total Investments    $    4,983,870  $    4,983,777  $        93  $         --
                     =========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.

CURRENCY EXPOSURE                                % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Euro                                                30.3%
Japanese Yen                                        17.5
British Pound Sterling                              15.0
Swiss Franc                                          9.4
Canadian Dollar                                      7.6
Australian Dollar                                    5.4
South Korean Won                                     4.6
Hong Kong Dollar                                     3.0
Swedish Krona                                        2.9
Danish Krone                                         1.9
Singapore Dollar                                     1.2
Norwegian Krone                                      0.7
Israeli Shekel                                       0.3
US Dollar                                            0.1
New Zealand Dollar                                   0.1
                                                   ------
TOTAL                                              100.0%
                                                   ======


                        See Notes to Financial Statements                Page 23

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) -- 98.3%
              BERMUDA -- 1.0%
      52,000  Kunlun Energy Co., Ltd.              $       50,791
                                                   --------------
              BRAZIL -- 9.5%
       2,908  Ambev S.A.                                   19,318
       2,925  Banco Bradesco S.A.                          30,846
       2,918  BB Seguridade Participacoes S.A.             26,378
       4,418  B3 S.A. -- Brasil Bolsa Balcao               33,409
       1,374  BRF S.A. (b)                                 19,813
         342  Cia de Transmissao de Energia
                 Electrica Paulista (Preference
                 Shares)                                    7,377
       3,612  Cielo S.A.                                   25,067
       1,597  EDP -- Energias do Brasil S.A.                7,634
         630  Engie Brasil Energia S.A.                     7,211
         379  Equatorial Energia S.A.                       7,330
         459  Fleury S.A.                                   4,271
       1,915  Hypermarcas S.A.                             19,470
       2,598  Iguatemi Empresa de Shopping
                 Centers S.A.                              32,205
       2,248  Itau Unibanco Holding S.A.
                 (Preference Shares)                       30,769
       8,970  Itausa -- Investimentos Itau S.A.
                 (Preference Shares)                       31,239
       2,304  Lojas Renner S.A.                            26,233
       1,245  M. Dias Branco S.A.                          19,537
       5,934  MRV Engenharia e Participacoes
                 S.A.                                      25,781
       1,285  Multiplan Empreendimentos
                 Imobiliarios S.A.                         29,752
         993  Raia Drogasil S.A.                           23,515
         444  Telefonica Brasil S.A.
                 (Preference Shares)                        7,075
       2,055  TIM Participacoes S.A.                        7,494
         970  Transmissora Alianca de Energia
                 Eletrica S.A.                              6,815
         311  Ultrapar Participacoes S.A.                   7,395
       5,897  WEG S.A.                                     39,845
                                                   --------------
                                                          495,779
                                                   --------------
              CAYMAN ISLANDS -- 4.4%
       6,038  Chailease Holding Co., Ltd.                  14,555
       5,000  Tencent Holdings Ltd.                       215,193
                                                   --------------
                                                          229,748
                                                   --------------
              CHILE -- 0.9%
       2,210  Cencosud S.A.                                 6,764
      66,823  Enel Americas S.A.                           13,677
         536  Latam Airlines Group S.A.                     7,043
         807  SACI Falabella                                7,849
         213  Sociedad Quimica y Minera de
                 Chile S.A., Class B (Preference
                 Shares)                                   11,792
                                                   --------------
                                                           47,125
                                                   --------------
              CHINA -- 14.7%
      69,000  Agricultural Bank of China Ltd.,
                 Class H                                   30,916

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              CHINA (CONTINUED)
     134,000  AviChina Industry & Technology
                 Co., Ltd., Class H                $       80,967
      64,000  Bank of China Ltd., Class H                  31,543
      41,000  Bank of Communications Co.,
                 Ltd., Class H                             29,917
      82,000  China Cinda Asset Management
                 Co., Ltd., Class H                        30,232
      48,000  China CITIC Bank Corp., Ltd.,
                 Class H                                   30,478
      39,000  China Construction Bank Corp.,
                 Class H                                   32,352
      12,000  China Merchants Bank Co., Ltd.,
                 Class H                                   42,168
      29,500  China Minsheng Banking Corp.,
                 Ltd., Class H                             27,039
       8,800  China Pacific Insurance Group
                 Co., Ltd., Class H                        37,908
      58,000  China Petroleum & Chemical
                 Corp., Class H                            43,435
     108,000  China Telecom Corp., Ltd.,
                 Class H                                   55,302
      47,000  Chongqing Rural Commercial
                 Bank Co., Ltd., Class H                   29,783
      15,500  CITIC Securities Co., Ltd.,
                 Class H                                   34,089
      58,000  CRRC Corp., Ltd., Class H                    51,528
      15,200  GF Securities Co., Ltd., Class H             33,040
      18,800  Haitong Securities Co., Ltd.,
                 Class H                                   30,372
      49,000  Industrial & Commercial Bank of
                 China Ltd., Class H                       36,382
      77,000  People's Insurance Co., Group of
                 China Ltd., Class H                       34,401
       5,500  Ping An Insurance Group Co. of
                 China Ltd., Class H                       42,210
                                                   --------------
                                                          764,062
                                                   --------------
              COLOMBIA -- 0.4%
       1,776  Bancolombia S.A. (Preference
                 Shares)                                   20,429
                                                   --------------
              CZECH REPUBLIC -- 0.2%
         227  CEZ A.S.                                      4,557
         107  Komercni Banka A.S.                           4,673
                                                   --------------
                                                            9,230
                                                   --------------
              HONG KONG -- 2.8%
       8,000  BOC Hong Kong Holdings Ltd.                  38,865
       5,000  China Mobile Ltd.                            50,662
      40,000  CITIC Ltd.                                   59,092
                                                   --------------
                                                          148,619
                                                   --------------
              HUNGARY -- 0.4%
         415  MOL Hungarian Oil & Gas PLC                   4,721
         291  OTP Bank PLC                                 10,918
         183  Richter Gedeon Nyrt                           4,545
                                                   --------------
                                                           20,184
                                                   --------------


Page 24                 See Notes to Financial Statements

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              INDIA -- 19.5%
       1,544  ACC Ltd.                             $       39,238
       2,088  Asian Paints Ltd.                            36,155
         703  Bajaj Auto Ltd.                              33,511
       2,513  Cipla Ltd.                                   22,537
         565  Dr. Reddy's Laboratories Ltd.                20,158
       8,946  GAIL India Ltd.                              57,364
       1,735  Glenmark Pharmaceuticals Ltd.                15,937
       1,911  HCL Technologies Ltd.                        25,482
       3,331  HDFC Bank Ltd.                               91,794
         612  Hero MotoCorp Ltd.                           35,436
       2,170  Hindustan Unilever Ltd.                      38,857
       3,198  Housing Development Finance
                 Corp., Ltd.                               84,711
         696  Indraprastha Gas Ltd.                        15,715
       3,409  IndusInd Bank Ltd.                           87,443
       1,634  Infosys Ltd.                                 22,489
       7,040  ITC Ltd.                                     27,796
       5,510  Kotak Mahindra Bank Ltd.                     84,447
       1,738  Mahindra & Mahindra Ltd.                     33,472
         328  Maruti Suzuki India Ltd.                     40,091
       3,554  Pidilite Industries Ltd.                     43,285
       3,577  Power Grid Corp. of India Ltd.               11,571
       5,105  Reliance Industries Ltd.                     61,054
         686  Tata Consultancy Services Ltd.               25,600
         560  UltraTech Cement Ltd.                        33,044
       6,474  Wipro Ltd.                                   27,771
                                                   --------------
                                                        1,014,958
                                                   --------------
              INDONESIA -- 2.6%
      39,963  Astra International Tbk PT                   23,439
      12,125  Bank Central Asia Tbk PT                     18,274
      34,302  Bank Mandiri Persero Tbk PT                  17,127
      30,991  Bank Negara Indonesia Persero
                 Tbk PT                                    17,027
      15,466  Bank Rakyat Indonesia Persero
                 Tbk PT                                    17,540
      14,656  Perusahaan Gas Negara Persero
                 Tbk                                        1,714
      73,774  Telekomunikasi Indonesia
                 Persero Tbk PT                            25,634
       7,027  United Tractors Tbk PT                       16,695
                                                   --------------
                                                          137,450
                                                   --------------
              MALAYSIA -- 2.6%
       7,300  AirAsia Bhd                                   5,965
       3,100  Axiata Group Bhd                              3,847
      10,800  CIMB Group Holdings Bhd                      16,114
       3,100  DiGi.Com Bhd                                  3,597
       7,600  Gamuda Bhd                                    9,503
       2,400  Genting Bhd                                   5,428
       4,200  Genting Malaysia Bhd                          5,351
       4,400  IHH Healthcare Bhd                            5,992
       5,600  IOI Corp Bhd                                  6,021
       1,100  Kuala Lumpur Kepong Bhd                       6,398
       6,700  Malayan Banking Bhd                          15,122
       3,000  Public Bank Bhd                              14,522

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              MALAYSIA (CONTINUED)
      11,700  Sapura Energy Bhd                    $        4,212
       4,200  Sime Darby Bhd                                8,972
       2,500  Telekom Malaysia Bhd                          3,848
       6,300  Tenaga Nasional Bhd                          21,366
                                                   --------------
                                                          136,258
                                                   --------------
              MEXICO -- 4.8%
       6,792  Alfa S.A.B. de C.V., Class A                  8,560
       4,661  Alsea SAB de C.V.                            17,195
      26,620  America Movil S.A.B. de C.V.,
                 Series L                                  23,638
       2,937  Arca Continental S.A.B. de C.V.              20,049
      11,418  Cemex S.A.B. de C.V.                         10,371
       2,301  Fomento Economico Mexicano
                 S.A.B. de C.V.                            21,971
       7,469  Gentera S.A.B. de C.V.                       12,100
       1,022  Grupo Aeroportuario del Pacifico
                 S.A.B. de C.V., Class B (b)               10,467
         572  Grupo Aeroportuario del Sureste
                 S.A.B. de C.V., Class B                   10,909
       2,164  Grupo Financiero Banorte, S.A.B.
                 de C.V., O Shares                         14,899
       6,803  Grupo Financiero Santander
                 Mexico S.A.B de C.V., Class B             13,808
       2,953  Grupo Mexico S.A.B. de C.V.,
                 Series B                                   9,044
       2,999  Grupo Televisa S.A.B.                        14,781
         344  Industrias Penoles S.A.B. de C.V.             8,565
       9,404  Kimberly-Clark de Mexico,
                 S.A.B. de C.V., Class A                   19,164
       3,257  Mexichem S.A.B. de C.V.                       8,587
         920  Promotora y Operadora de
                 Infraestructura S.A.B. de C.V.             9,713
       6,738  Wal-Mart de Mexico S.A.B. de
                 C.V.                                      15,430
                                                   --------------
                                                          249,251
                                                   --------------
              NETHERLANDS -- 0.1%
          86  X5 Retail Group N.V., GDR (b)                 3,860
                                                   --------------
              PHILIPPINES -- 1.5%
      22,000  Ayala Land, Inc.                             18,839
       6,170  BDO Unibank, Inc.                            15,874
       1,540  SM Investments Corp.                         26,768
      25,700  SM Prime Holdings, Inc.                      17,429
                                                   --------------
                                                           78,910
                                                   --------------
              POLAND -- 1.3%
         332  Alior Bank S.A. (b)                           6,232
         180  Bank Pekao S.A.                               6,314
          69  Bank Zachodni WBK S.A.                        6,605
         244  Jastrzebska Spolka Weglowa
                 S.A. (b)                                   6,451
         132  KGHM Polska Miedz S.A.                        4,247
         904  Orange Polska S.A. (b)                        1,311
       1,131  PGE Polska Grupa Energetyczna
                 S.A. (b)                                   4,122


                        See Notes to Financial Statements                Page 25

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              POLAND (CONTINUED)
         260  Polski Koncern Naftowy
                 ORLEN S.A.                        $        8,671
       4,387  Polskie Gornictwo Naftowe i
                 Gazownictwo S.A.                           8,163
         740  Powszechna Kasa Oszczednosci
                 Bank Polski S.A. (b)                       7,165
         682  Powszechny Zaklad Ubezpieczen
                 S.A.                                       8,597
                                                   --------------
                                                           67,878
                                                   --------------
              RUSSIA -- 4.2%
         971  Aeroflot PJSC                                 3,103
       6,243  Alrosa PJSC                                   8,926
     738,688  Federal Grid Co. Unified Energy
                 System PJSC                                2,196
      10,339  Gazprom PJSC                                 21,950
      32,972  Inter RAO UES PJSC                            2,126
         444  LUKOIL PJSC                                  23,635
          76  Magnit PJSC, GDR                              3,112
         864  MegaFon PJSC, GDR                             9,927
          64  MMC Norilsk Nickel PJSC                      11,030
       2,090  Mobile TeleSystems PJSC                      10,241
       3,196  Moscow Exchange MICEX-RTS
                 PJSC                                       6,413
         691  PhosAgro PJSC, GDR                            9,847
     141,815  RusHydro PJSC                                 2,098
         702  Severstal PJSC                               10,604
      44,903  Surgutneftegas OJSC                          23,013
      41,081  Surgutneftegas OJSC (Preference
                 Shares)                                   21,126
       3,804  Tatneft PJSC                                 27,179
           8  Transneft PJSC (Preference
                 Shares)                                   24,656
                                                   --------------
                                                          221,182
                                                   --------------
              SOUTH AFRICA -- 6.6%
         246  Aspen Pharmacare Holdings Ltd.                5,516
         892  AVI Ltd.                                      6,450
         160  Capitec Bank Holdings Ltd.                   10,152
       3,328  Clicks Group Ltd.                            38,846
         944  Discovery Ltd.                                9,808
       2,620  FirstRand Ltd.                               10,069
       1,328  Investec Ltd.                                 9,613
       1,122  Liberty Holdings Ltd.                         8,722
       2,361  Life Healthcare Group Holdings
                 Ltd.                                       4,133
       5,306  MMI Holdings Ltd.                             6,800
         944  Mondi Ltd.                                   25,204
         184  Naspers Ltd.                                 39,685
         503  Nedbank Group Ltd.                            7,529
       2,639  Netcare Ltd.                                  4,639
          64  Novus Holdings Ltd.                              31
       6,407  Pick n Pay Stores Ltd.                       27,263
       2,941  Rand Merchant Investment
                 Holdings Ltd.                              9,008
       1,213  Remgro Ltd.                                  18,397

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              SOUTH AFRICA (CONTINUED)
       2,074  RMB Holdings Ltd.                    $        9,727
       1,803  Sanlam Ltd.                                   9,010
       3,322  Sappi Ltd.                                   22,589
       2,446  SPAR Group (The) Ltd.                        30,186
         221  Tiger Brands Ltd.                             6,160
       2,139  Vodacom Group Ltd.                           25,459
                                                   --------------
                                                          344,996
                                                   --------------
              TAIWAN -- 14.8%
       6,976  Asustek Computer, Inc.                       57,397
       8,790  Cathay Financial Holding Co.,
                 Ltd.                                      13,972
      18,899  Cheng Shin Rubber Industry Co.,
                 Ltd.                                      37,830
      15,554  China Life Insurance Co., Ltd.               14,644
      21,763  China Steel Corp.                            17,476
       4,222  Chunghwa Telecom Co., Ltd.                   14,550
     105,700  Compal Electronics, Inc.                     75,117
      22,831  CTBC Financial Holding Co., Ltd.             14,305
      25,209  E.Sun Financial Holding Co., Ltd.            15,047
       5,837  Far EasTone Telecommunications
                 Co., Ltd.                                 13,878
      23,603  First Financial Holding Co., Ltd.            15,139
       5,833  Formosa Chemicals & Fibre Corp.              17,735
       6,084  Formosa Plastics Corp.                       18,418
       8,648  Fubon Financial Holding Co., Ltd.            13,489
      37,865  Hon Hai Precision Industry Co.,
                 Ltd.                                     131,111
      17,473  Mega Financial Holding Co., Ltd.             13,656
       7,658  Nan Ya Plastics Corp.                        18,865
       1,992  President Chain Store Corp.                  16,784
      35,295  Taishin Financial Holding Co.,
                 Ltd.                                      15,189
       3,900  Taiwan Mobile Co., Ltd.                      13,890
      11,073  Taiwan Semiconductor
                 Manufacturing Co., Ltd.                   79,056
      20,825  Uni-President Enterprises Corp.              43,609
     171,547  United Microelectronics Corp.                85,706
      33,444  Yuanta Financial Holding Co.,
                 Ltd.                                      14,393
                                                   --------------
                                                          771,256
                                                   --------------
              THAILAND -- 4.6%
       1,400  Advanced Info Service PCL                     8,018
       6,600  Airports of Thailand PCL                     11,676
       2,300  Bangkok Bank PCL                             12,862
      19,900  Bangkok Dusit Medical Services
                 PCL                                       12,232
      34,200  Bangkok Expressway & Metro
                 PCL                                        8,255
       5,600  Berli Jucker PCL                              8,858
       7,500  Central Pattana PCL                          17,541
       6,200  Charoen Pokphand Foods PCL                    4,973
       4,500  CP ALL PCL                                    9,007
      27,300  Home Product Center PCL                       9,987
       2,700  Intouch Holdings PCL                          4,655
      43,600  IRPC PCL                                      8,236


Page 26                 See Notes to Financial Statements

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (a) (CONTINUED)
              THAILAND (CONTINUED)
       2,200  Kasikornbank PCL                     $       13,655
       2,500  KCE Electronics PCL                           7,496
      20,700  Krung Thai Bank PCL                          11,669
       7,200  Minor International PCL                       8,798
       2,400  PTT Exploration & Production
                 PCL                                        6,441
       6,100  PTT Global Chemical PCL                      14,084
         600  PTT PCL                                       7,340
         500  Siam Cement (The) PCL                         7,496
       2,600  Siam Commercial Bank (The)
                 PCL                                       11,928
       3,000  Thai Oil PCL                                  8,321
       8,000  Thai Union Group PCL, Class F                 4,798
     173,400  TMB Bank PCL                                 13,103
      36,900  True Corp PCL (b)                             6,749
                                                   --------------
                                                          238,178
                                                   --------------
              TURKEY -- 1.4%
       1,901  Akbank TAS                                    5,015
         443  Arcelik A.S.                                  2,825
         211  BIM Birlesik Magazalar A.S.                   4,397
       1,404  Eregli Demir ve Celik Fabrikalari
                 TAS                                        3,046
       1,622  Haci Omer Sabanci Holding A.S.                4,562
       1,184  KOC Holding A.S.                              5,433
       1,634  Petkim Petrokimya Holding A.S.                2,743
         369  Tofas Turk Otomobil Fabrikasi
                 A.S.                                       3,198
         202  Tupras Turkiye Petrol
                 Rafinerileri A.S.                          6,894
       2,153  Turk Hava Yollari AO (b)                      5,287
       1,083  Turkcell Iletisim Hizmetleri A.S.             3,857
       1,831  Turkiye Garanti Bankasi A.S.                  4,975
       1,564  Turkiye Halk Bankasi A.S.                     5,320
       2,446  Turkiye Is Bankasi, Class C                   4,655
       3,026  Turkiye Vakiflar Bankasi TAO,
                 Class D                                    5,325
         544  Ulker Biskuvi Sanayi A.S.                     2,954
       4,268  Yapi ve Kredi Bankasi A.S. (b)                5,175
                                                   --------------
                                                           75,661
                                                   --------------
              TOTAL COMMON STOCKS                       5,125,805
              (Cost $4,954,560)                    --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS (a) -- 0.7%
              MEXICO -- 0.3%
       7,180  Fibra Uno Administracion S.A.
                 de C.V.                           $       12,113
                                                   --------------
              SOUTH AFRICA -- 0.3%
       4,689  Growthpoint Properties Ltd.                   8,416
      11,031  Redefine Properties Ltd.                      8,710
                                                   --------------
                                                           17,126
                                                   --------------
              TURKEY -- 0.1%
       5,593  Emlak Konut Gayrimenkul
                 Yatirim Ortakligi A.S. (b)                 4,207
                                                   --------------
              TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                         33,446
              (Cost $36,119)                       --------------

              TOTAL INVESTMENTS -- 99.0%                5,159,251
              (Cost $4,990,679) (c)
              NET OTHER ASSETS AND
                 LIABILITIES -- 1.0%                       53,662
                                                   --------------
              NET ASSETS -- 100.0%                 $    5,212,913
                                                   ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $296,289 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $127,717. The net unrealized appreciation was $168,572.

GDR   Global Depositary Receipt


                        See Notes to Financial Statements                Page 27

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

SEPTEMBER 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    5,125,805  $    5,125,805  $        --  $         --
Real Estate
   Investment
   Trusts*                   33,446          33,446           --            --
                     ---------------------------------------------------------
Total Investments    $    5,159,251  $    5,159,251  $        --  $         --
                     =========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.

CURRENCY EXPOSURE                                % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Hong Kong Dollar                                    22.9%
Indian Rupee                                        19.7
Taiwan New Dollar                                   15.2
Brazilian Real                                       9.6
South African Rand                                   7.0
Mexican Peso                                         5.1
Thailand Baht                                        4.6
Russian Ruble                                        3.8
Indonesian Rupiah                                    2.7
Malaysian Ringgit                                    2.6
Turkish Lira                                         1.6
Philippines Peso                                     1.5
Polish Zloty                                         1.3
Chilean Peso                                         0.9
US Dollar                                            0.5
Columbian Peso                                       0.4
Hungarian Forint                                     0.4
Czech Koruna                                         0.2
                                                   ------
TOTAL                                              100.0%
                                                   ======


Page 28                 See Notes to Financial Statements

LARGE CAP US EQUITY SELECT ETF (RNLC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 93.4%
              AEROSPACE & DEFENSE -- 2.1%
         252  Arconic, Inc.                        $        6,270
          64  Boeing (The) Co.                             16,270
          64  General Dynamics Corp.                       13,157
          70  Huntington Ingalls Industries, Inc.          15,851
          77  L3 Technologies, Inc.                        14,509
          43  Lockheed Martin Corp.                        13,343
          49  Northrop Grumman Corp.                       14,098
          78  Raytheon Co.                                 14,553
         120  Rockwell Collins, Inc.                       15,685
         274  Textron, Inc.                                14,763
         105  United Technologies Corp.                    12,188
                                                   --------------
                                                          150,687
                                                   --------------
              AIR FREIGHT & LOGISTICS -- 0.8%
         189  CH Robinson Worldwide, Inc.                  14,383
         231  Expeditors International of
                 Washington, Inc.                          13,828
          57  FedEx Corp.                                  12,858
         113  United Parcel Service, Inc.,
                 Class B                                   13,570
                                                   --------------
                                                           54,639
                                                   --------------
              AIRLINES -- 0.9%
         204  Alaska Air Group, Inc.                       15,559
         365  American Airlines Group, Inc.                17,334
         343  Delta Air Lines, Inc.                        16,539
         295  Southwest Airlines Co.                       16,514
                                                   --------------
                                                           65,946
                                                   --------------
              AUTO COMPONENTS -- 0.7%
         323  BorgWarner, Inc.                             16,547
         393  Goodyear Tire & Rubber (The)
                 Co.                                       13,067
          98  Lear Corp.                                   16,962
                                                   --------------
                                                           46,576
                                                   --------------
              AUTOMOBILES -- 0.6%
       1,233  Ford Motor Co.                               14,759
         393  General Motors Co.                           15,869
         253  Harley-Davidson, Inc.                        12,197
                                                   --------------
                                                           42,825
                                                   --------------
              BANKS -- 3.5%
         560  Bank of America Corp.                        14,190
         295  BB&T Corp.                                   13,847
         274  CIT Group, Inc.                              13,440
         203  Citigroup, Inc.                              14,766
         378  Citizens Financial Group, Inc.               14,315
         183  Comerica, Inc.                               13,956
         519  Fifth Third Bancorp                          14,522
         134  First Republic Bank                          13,998
       1,001  Huntington Bancshares, Inc.                  13,974
         147  JPMorgan Chase & Co.                         14,040
         722  KeyCorp                                      13,588
          84  M&T Bank Corp.                               13,527
         106  PNC Financial Services Group
                 (The), Inc.                               14,286

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              BANKS (CONTINUED)
         924  Regions Financial Corp.              $       14,073
         238  SunTrust Banks, Inc.                         14,225
         260  U.S. Bancorp                                 13,933
         245  Wells Fargo & Co.                            13,512
         308  Zions Bancorporation                         14,531
                                                   --------------
                                                          252,723
                                                   --------------
              BEVERAGES -- 1.2%
         281  Brown-Forman Corp., Class B                  15,258
         308  Coca-Cola (The) Co.                          13,863
          70  Constellation Brands, Inc.,
                 Class A                                   13,962
         148  Dr. Pepper Snapple Group, Inc.               13,094
         161  Molson Coors Brewing Co.,
                 Class B                                   13,144
         119  PepsiCo, Inc.                                13,260
                                                   --------------
                                                           82,581
                                                   --------------
              BIOTECHNOLOGY -- 1.6%
         456  AbbVie, Inc.                                 40,520
         190  Amgen, Inc.                                  35,426
         470  Gilead Sciences, Inc.                        38,079
                                                   --------------
                                                          114,025
                                                   --------------
              BUILDING PRODUCTS -- 0.5%
         197  Fortune Brands Home & Security,
                 Inc.                                      13,244
         295  Johnson Controls International
                 PLC                                       11,886
         337  Masco Corp.                                  13,146
                                                   --------------
                                                           38,276
                                                   --------------
              CAPITAL MARKETS -- 3.8%
          78  Affiliated Managers Group, Inc.              14,807
         105  Ameriprise Financial, Inc.                   15,594
         266  Bank of New York Mellon (The)
                 Corp.                                     14,103
          29  BlackRock, Inc.                              12,966
         315  Charles Schwab (The) Corp.                   13,778
         106  CME Group, Inc.                              14,382
         301  Franklin Resources, Inc.                     13,397
          57  Goldman Sachs Group (The), Inc.              13,520
         204  Intercontinental Exchange, Inc.              14,015
         385  Invesco, Ltd.                                13,490
         112  Moody's Corp.                                15,592
         302  Morgan Stanley                               14,547
         189  Nasdaq, Inc.                                 14,661
         140  Northern Trust Corp.                         12,870
         168  Raymond James Financial, Inc.                14,167
          92  S&P Global, Inc.                             14,381
         148  State Street Corp.                           14,140
         182  T. Rowe Price Group, Inc.                    16,498
         315  TD Ameritrade Holding Corp.                  15,372
                                                   --------------
                                                          272,280
                                                   --------------
              CHEMICALS -- 1.2%
          36  Air Products & Chemicals, Inc.                5,444
          50  Albemarle Corp.                               6,816


                        See Notes to Financial Statements                Page 29

LARGE CAP US EQUITY SELECT ETF (RNLC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              CHEMICALS (CONTINUED)
          57  Celanese Corp., Class A              $        5,943
         203  CF Industries Holdings, Inc.                  7,138
          64  Eastman Chemical Co.                          5,791
          42  Ecolab, Inc.                                  5,402
          77  FMC Corp.                                     6,877
          42  International Flavors &
                 Fragrances, Inc.                           6,002
          64  LyondellBasell Industries N.V.,
                 Class A                                    6,339
         246  Mosaic (The) Co.                              5,311
          50  PPG Industries, Inc.                          5,433
          36  Sherwin-Williams (The) Co.                   12,889
          84  Westlake Chemical Corp.                       6,980
                                                   --------------
                                                           86,365
                                                   --------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 0.6%
          99  Cintas Corp.                                 14,284
         203  Republic Services, Inc.                      13,410
         175  Waste Management, Inc.                       13,697
                                                   --------------
                                                           41,391
                                                   --------------
              COMMUNICATIONS EQUIPMENT
                 -- 2.3%
       1,212  Cisco Systems, Inc.                          40,760
         344  Harris Corp.                                 45,298
       1,359  Juniper Networks, Inc.                       37,821
         435  Motorola Solutions, Inc.                     36,918
                                                   --------------
                                                          160,797
                                                   --------------
              CONSTRUCTION MATERIALS -- 0.3%
          57  Martin Marietta Materials, Inc.              11,755
          99  Vulcan Materials Co.                         11,841
                                                   --------------
                                                           23,596
                                                   --------------
              CONSUMER FINANCE -- 1.0%
         645  Ally Financial, Inc.                         15,648
         161  American Express Co.                         14,564
         162  Capital One Financial Corp.                  13,715
         217  Discover Financial Services                  13,992
         455  Synchrony Financial                          14,128
                                                   --------------
                                                           72,047
                                                   --------------
              CONTAINERS & PACKAGING -- 0.8%
         308  Ball Corp.                                   12,721
          99  International Paper Co.                       5,625
         113  Packaging Corp. of America                   12,959
         288  Sealed Air Corp.                             12,303
         225  WestRock Co.                                 12,764
                                                   --------------
                                                           56,372
                                                   --------------
              DISTRIBUTORS -- 0.2%
         148  Genuine Parts Co.                            14,156
                                                   --------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.2%
         526  Leucadia National Corp.                      13,281
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 2.2%
       1,415  AT&T, Inc.                           $       55,426
       2,240  Centurylink, Inc.                            42,336
       1,197  Verizon Communications, Inc.                 59,239
                                                   --------------
                                                          157,001
                                                   --------------
              ELECTRIC UTILITIES -- 1.6%
         197  Alliant Energy Corp.                          8,189
         113  American Electric Power Co., Inc.             7,937
          92  Duke Energy Corp.                             7,721
          99  Edison International                          7,640
         105  Entergy Corp.                                 8,018
         133  Eversource Energy                             8,038
         218  Exelon Corp.                                  8,212
         273  FirstEnergy Corp.                             8,417
          56  NextEra Energy, Inc.                          8,207
         119  PG&E Corp.                                    8,103
          92  Pinnacle West Capital Corp.                   7,779
         204  PPL Corp.                                     7,742
         168  Southern (The) Co.                            8,255
         175  Xcel Energy, Inc.                             8,281
                                                   --------------
                                                          112,539
                                                   --------------
              ELECTRICAL EQUIPMENT -- 0.9%
          63  Acuity Brands, Inc.                          10,791
         211  AMETEK, Inc.                                 13,934
         168  Eaton Corp. PLC                              12,901
         217  Emerson Electric Co.                         13,636
          78  Rockwell Automation, Inc.                    13,900
                                                   --------------
                                                           65,162
                                                   --------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 1.5%
         175  Amphenol Corp., Class A                      14,812
         603  CDW Corp.                                    39,798
       1,261  Corning, Inc.                                37,729
         162  TE Connectivity, Ltd.                        13,456
                                                   --------------
                                                          105,795
                                                   --------------
              ENERGY EQUIPMENT & SERVICES
                 -- 0.7%
         379  Halliburton Co.                              17,445
         491  National Oilwell Varco, Inc.                 17,544
         246  Schlumberger, Ltd.                           17,161
                                                   --------------
                                                           52,150
                                                   --------------
              FOOD & STAPLES RETAILING -- 1.5%
         113  Costco Wholesale Corp.                       18,565
         231  CVS Health Corp.                             18,785
         792  Kroger (The) Co.                             15,887
         365  Sysco Corp.                                  19,692
         245  Wal-Mart Stores, Inc.                        19,144
         232  Walgreens Boots Alliance, Inc.               17,915
                                                   --------------
                                                          109,988
                                                   --------------
              FOOD PRODUCTS -- 2.6%
         330  Archer-Daniels-Midland Co.                   14,028
         183  Bunge, Ltd.                                  12,711


Page 30                 See Notes to Financial Statements

LARGE CAP US EQUITY SELECT ETF (RNLC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              FOOD PRODUCTS (CONTINUED)
         266  Campbell Soup Co.                    $       12,454
         385  Conagra Brands, Inc.                         12,990
         246  General Mills, Inc.                          12,733
         127  Hershey (The) Co.                            13,865
         406  Hormel Foods Corp.                           13,049
         113  Ingredion, Inc.                              13,632
         113  JM Smucker (The) Co.                         11,857
         197  Kellogg Co.                                  12,287
         161  Kraft Heinz (The) Co.                        12,485
         140  McCormick & Co., Inc.                        14,370
         316  Mondelez International, Inc.,
                 Class A                                   12,849
         218  Tyson Foods, Inc., Class A                   15,358
                                                   --------------
                                                          184,668
                                                   --------------
              GAS UTILITIES -- 0.2%
          98  Atmos Energy Corp.                            8,217
         162  UGI Corp.                                     7,591
                                                   --------------
                                                           15,808
                                                   --------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 4.8%
         686  Abbott Laboratories                          36,605
         547  Baxter International, Inc.                   34,324
         169  Becton, Dickinson & Co.                      33,116
         105  C.R. Bard, Inc.                              33,653
         140  Cooper (The) Cos., Inc.                      33,195
         154  Danaher Corp.                                13,210
         512  DENTSPLY SIRONA, Inc.                        30,623
         372  Medtronic PLC                                28,930
         427  ResMed, Inc.                                 32,862
         239  Stryker Corp.                                33,943
         259  Zimmer Biomet Holdings, Inc.                 30,326
                                                   --------------
                                                          340,787
                                                   --------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 3.9%
         218  Aetna, Inc.                                  34,664
         196  AmerisourceBergen Corp.                      16,219
         176  Anthem, Inc.                                 33,419
         238  Cardinal Health, Inc.                        15,927
         197  Cigna Corp.                                  36,827
         140  Humana, Inc.                                 34,108
         112  McKesson Corp.                               17,204
         301  Quest Diagnostics, Inc.                      28,186
         176  UnitedHealth Group, Inc.                     34,470
         273  Universal Health Services, Inc.,
                 Class B                                   30,287
                                                   --------------
                                                          281,311
                                                   --------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 3.6%
         449  Aramark                                      18,234
         281  Carnival Corp.                               18,144
         203  Darden Restaurants, Inc.                     15,992
          85  Domino's Pizza, Inc.                         16,877

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
         295  Hilton Worldwide Holdings, Inc.      $       20,488
         288  Las Vegas Sands Corp.                        18,478
         183  Marriott International, Inc.,
                 Class A                                   20,178
         119  McDonald's Corp.                             18,645
         589  MGM Resorts International                    19,195
         168  Royal Caribbean Cruises, Ltd.                19,915
         316  Starbucks Corp.                              16,972
         183  Wyndham Worldwide Corp.                      19,290
         134  Wynn Resorts, Ltd.                           19,955
         252  Yum! Brands, Inc.                            18,550
                                                   --------------
                                                          260,913
                                                   --------------
              HOUSEHOLD DURABLES -- 1.3%
         399  DR Horton, Inc.                              15,932
         743  Garmin Ltd.                                  40,100
         259  Lennar Corp., Class A                        13,675
         259  Newell Brands, Inc.                          11,052
          71  Whirlpool Corp.                              13,095
                                                   --------------
                                                           93,854
                                                   --------------
              HOUSEHOLD PRODUCTS -- 1.1%
         266  Church & Dwight Co., Inc.                    12,888
         105  Clorox (The) Co.                             13,850
         183  Colgate-Palmolive Co.                        13,332
         106  Kimberly-Clark Corp.                         12,474
         155  Procter & Gamble (The) Co.                   14,102
         112  Spectrum Brands Holdings, Inc.               11,863
                                                   --------------
                                                           78,509
                                                   --------------
              INDUSTRIAL CONGLOMERATES -- 0.7%
          63  3M Co.                                       13,224
         477  General Electric Co.                         11,534
          98  Honeywell International, Inc.                13,890
          56  Roper Technologies, Inc.                     13,630
                                                   --------------
                                                           52,278
                                                   --------------
              INSURANCE -- 4.3%
         175  AFLAC, Inc.                                  14,243
         154  Allstate (The) Corp.                         14,154
         217  American International Group,
                 Inc.                                      13,322
         238  Arthur J. Gallagher & Co.                    14,649
          92  Chubb, Ltd.                                  13,115
         183  Cincinnati Financial Corp.                   14,012
          50  Everest Re Group, Ltd.                       11,420
         301  FNF Group                                    14,285
         259  Hartford Financial Services (The)
                 Group, Inc.                               14,356
         197  Lincoln National Corp.                       14,476
         288  Loews Corp.                                  13,784
         175  Marsh & McLennan Cos., Inc.                  14,667
         274  MetLife, Inc.                                14,234
         210  Principal Financial Group, Inc.              13,511
         308  Progressive (The) Corp.                      14,913
         126  Prudential Financial, Inc.                   13,396


                        See Notes to Financial Statements                Page 31

LARGE CAP US EQUITY SELECT ETF (RNLC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
         105  Reinsurance Group of America,
                 Inc.                              $       14,651
         176  Torchmark Corp.                              14,096
         106  Travelers (The) Cos., Inc.                   12,987
         288  Unum Group                                   14,725
         196  W.R. Berkley Corp.                           13,081
         308  XL Group, Ltd.                               12,151
                                                   --------------
                                                          304,228
                                                   --------------
              INTERNET & DIRECT MARKETING
                 RETAIL -- 0.2%
         120  Expedia, Inc.                                17,273
                                                   --------------
              IT SERVICES -- 3.2%
         105  Accenture PLC, Class A                       14,182
          49  Alliance Data Systems Corp.                  10,856
         126  Automatic Data Processing, Inc.              13,774
         169  Broadridge Financial Solutions,
                 Inc.                                      13,658
         568  Cognizant Technology Solutions
                 Corp., Class A                            41,203
         148  Fidelity National Information
                 Services, Inc.                            13,822
         141  Global Payments, Inc.                        13,399
         246  International Business Machines
                 Corp.                                     35,690
         112  MasterCard, Inc., Class A                    15,814
         225  Paychex, Inc.                                13,491
         224  Total System Services, Inc.                  14,672
         141  Visa, Inc., Class A                          14,839
         708  Western Union (The) Co.                      13,594
                                                   --------------
                                                          228,994
                                                   --------------
              LEISURE PRODUCTS -- 0.3%
         120  Hasbro, Inc.                                 11,721
         638  Mattel, Inc.                                  9,876
                                                   --------------
                                                           21,597
                                                   --------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.7%
         217  Agilent Technologies, Inc.                   13,931
         190  Thermo Fisher Scientific, Inc.               35,948
                                                   --------------
                                                           49,879
                                                   --------------
              MACHINERY -- 2.3%
         119  Caterpillar, Inc.                            14,841
          78  Cummins, Inc.                                13,106
         105  Deere & Co.                                  13,187
         161  Dover Corp.                                  14,714
         203  Fortive Corp                                 14,370
          91  Illinois Tool Works, Inc.                    13,464
         141  Ingersoll-Rand PLC                           12,573
         196  PACCAR, Inc.                                 14,179
          78  Parker-Hannifin Corp.                        13,652
          85  Snap-on, Inc.                                12,666
          98  Stanley Black & Decker, Inc.                 14,795
         232  Xylem, Inc.                                  14,530
                                                   --------------
                                                          166,077
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              MEDIA -- 1.9%
         288  CBS Corp., Class B                   $       16,704
         476  Comcast Corp., Class A                       18,316
         750  Interpublic Group of (The) Cos.,
                 Inc.                                      15,593
         224  Omnicom Group, Inc.                          16,592
       3,381  Sirius XM Holdings, Inc.                     18,663
         651  Twenty-First Century Fox, Inc.,
                 Class A                                   17,173
         547  Viacom, Inc., Class B                        15,228
         175  Walt Disney (The) Co.                        17,250
                                                   --------------
                                                          135,519
                                                   --------------
              METALS & MINING -- 0.2%
         175  Newmont Mining Corp.                          6,564
          98  Nucor Corp.                                   5,492
         155  Steel Dynamics, Inc.                          5,343
                                                   --------------
                                                           17,399
                                                   --------------
              MULTI-UTILITIES -- 1.1%
         147  Ameren Corp.                                  8,502
         294  Centerpoint Energy, Inc.                      8,588
         169  CMS Energy Corp.                              7,828
          98  Consolidated Edison, Inc.                     7,907
         105  Dominion Energy, Inc.                         8,078
          77  DTE Energy Co.                                8,267
         183  Public Service Enterprise Group,
                 Inc.                                       8,464
         119  SCANA Corp.                                   5,770
          70  Sempra Energy                                 7,989
         127  WEC Energy Group, Inc.                        7,973
                                                   --------------
                                                           79,366
                                                   --------------
              MULTILINE RETAIL -- 0.8%
         253  Dollar General Corp.                         20,506
         792  Macy's, Inc.                                 17,281
         351  Target Corp.                                 20,713
                                                   --------------
                                                           58,500
                                                   --------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 5.7%
         358  Anadarko Petroleum Corp.                     17,488
         175  Andeavor                                     18,051
         337  Apache Corp.                                 15,435
         651  Cabot Oil & Gas Corp.                        17,414
         155  Chevron Corp.                                18,213
         169  Cimarex Energy Co.                           19,210
         371  ConocoPhillips                               18,569
         511  Devon Energy Corp.                           18,759
         176  EOG Resources, Inc.                          17,026
         274  EQT Corp.                                    17,876
         203  Exxon Mobil Corp.                            16,642
         371  Hess Corp.                                   17,396
         848  Kinder Morgan, Inc.                          16,265
       1,373  Marathon Oil Corp.                           18,618
         309  Marathon Petroleum Corp.                     17,329
         574  Noble Energy, Inc.                           16,279
         273  Occidental Petroleum Corp.                   17,529
         154  ONEOK, Inc.                                   8,533


Page 32                 See Notes to Financial Statements

LARGE CAP US EQUITY SELECT ETF (RNLC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         196  Phillips 66                          $       17,956
          99  Pioneer Natural Resources Co.                14,606
         701  Range Resources Corp.                        13,719
         358  Targa Resources Corp.                        16,933
         239  Valero Energy Corp.                          18,386
         539  Williams (The) Cos., Inc.                    16,175
                                                   --------------
                                                          404,407
                                                   --------------
              PERSONAL PRODUCTS -- 0.4%
         735  Coty, Inc., Class A                          12,150
         141  Estee Lauder (The) Cos., Inc.,
                 Class A                                   15,205
                                                   --------------
                                                           27,355
                                                   --------------
              PHARMACEUTICALS -- 3.8%
         134  Allergan PLC                                 27,463
         596  Bristol-Myers Squibb Co.                     37,989
         406  Eli Lilly & Co.                              34,729
         252  Johnson & Johnson                            32,762
         519  Merck & Co., Inc.                            33,232
         441  Perrigo Co. PLC                              37,331
         994  Pfizer, Inc.                                 35,486
         533  Zoetis, Inc.                                 33,984
                                                   --------------
                                                          272,976
                                                   --------------
              PROFESSIONAL SERVICES -- 0.1%
          98  Equifax, Inc.                                10,387
                                                   --------------
              ROAD & RAIL -- 1.0%
         238  CSX Corp.                                    12,914
         141  JB Hunt Transport Services, Inc.             15,662
         120  Kansas City Southern                         13,042
         105  Norfolk Southern Corp.                       13,885
         119  Union Pacific Corp.                          13,800
                                                   --------------
                                                           69,303
                                                   --------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 7.2%
         484  Analog Devices, Inc.                         41,706
         918  Applied Materials, Inc.                      47,819
       1,121  Intel Corp.                                  42,688
         414  KLA-Tencor Corp.                             43,884
         267  Lam Research Corp.                           49,406
         847  Maxim Integrated Products, Inc.              40,410
         491  Microchip Technology, Inc.                   44,082
         260  NVIDIA Corp.                                 46,480
         686  QUALCOMM, Inc.                               35,562
         393  Skyworks Solutions, Inc.                     40,047
         491  Texas Instruments, Inc.                      44,013
         589  Xilinx, Inc.                                 41,719
                                                   --------------
                                                          517,816
                                                   --------------
              SOFTWARE -- 3.5%
         239  Activision Blizzard, Inc.                    15,418
       1,100  CA, Inc.                                     36,718
         610  CDK Global, Inc.                             38,485

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              SOFTWARE (CONTINUED)
         287  Intuit, Inc.                         $       40,794
         547  Microsoft Corp.                              40,746
         756  Oracle Corp.                                 36,552
       1,344  Symantec Corp.                               44,097
                                                   --------------
                                                          252,810
                                                   --------------
              SPECIALTY RETAIL -- 2.8%
         155  Advance Auto Parts, Inc.                     15,376
         322  Best Buy Co., Inc.                           18,341
         372  Foot Locker, Inc.                            13,102
         840  Gap (The), Inc.                              24,805
         119  Home Depot (The), Inc.                       19,464
         343  L Brands, Inc.                               14,272
         238  Lowe's Cos., Inc.                            19,026
         322  Ross Stores, Inc.                            20,791
         196  Tiffany & Co.                                17,989
         253  TJX (The) Cos., Inc.                         18,654
         337  Tractor Supply Co.                           21,329
                                                   --------------
                                                          203,149
                                                   --------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 3.3%
         260  Apple, Inc.                                  40,071
       2,947  Hewlett Packard Enterprise Co.               43,350
       2,171  HP, Inc.                                     43,333
         946  NetApp, Inc.                                 41,397
         980  Seagate Technology PLC                       32,507
         427  Western Digital Corp.                        36,893
                                                   --------------
                                                          237,551
                                                   --------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 0.8%
         288  Coach, Inc.                                  11,601
         595  Hanesbrands Inc                              14,661
         232  NIKE, Inc., Class B                          12,029
         239  VF Corp.                                     15,193
                                                   --------------
                                                           53,484
                                                   --------------
              TOBACCO -- 0.4%
         183  Altria Group, Inc.                           11,606
         119  Philip Morris International, Inc.            13,210
                                                   --------------
                                                           24,816
                                                   --------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 0.4%
         295  Fastenal Co.                                 13,446
          71  W.W. Grainger, Inc.                          12,762
                                                   --------------
                                                           26,208
                                                   --------------
              WATER UTILITIES -- 0.1%
          99  American Water Works Co., Inc.                8,010
                                                   --------------
              TOTAL COMMON STOCKS                       6,686,430
              (Cost $6,581,891)                    --------------


                        See Notes to Financial Statements                Page 33

LARGE CAP US EQUITY SELECT ETF (RNLC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS -- 5.8%
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 5.6%
         112  Alexandria Real Estate Equities,
                 Inc.                              $       13,325
          99  American Tower Corp.                         13,531
          70  AvalonBay Communities, Inc.                  12,489
         106  Boston Properties, Inc.                      13,025
         134  Crown Castle International Corp.             13,397
         119  Digital Realty Trust, Inc.                   14,081
         483  Duke Realty Corp.                            13,920
          29  Equinix, Inc.                                12,943
         204  Equity Residential                           13,450
          50  Essex Property Trust, Inc.                   12,702
         175  Extra Space Storage, Inc.                    13,986
         106  Federal Realty Investment Trust              13,166
         574  GGP, Inc.                                    11,922
         421  HCP, Inc.                                    11,716
         742  Host Hotels & Resorts, Inc.                  13,720
         393  Iron Mountain, Inc.                          15,288
         736  Kimco Realty Corp.                           14,389
         232  Macerich (The) Co.                           12,753
         127  Mid-America Apartment
                 Communities, Inc.                         13,574
         231  Prologis, Inc.                               14,659
          64  Public Storage                               13,695
         245  Realty Income Corp.                          14,012
          84  Simon Property Group, Inc.                   13,525
         127  SL Green Realty Corp.                        12,868
         344  UDR, Inc.                                    13,082
         196  Ventas, Inc.                                 12,766
       1,659  VEREIT, Inc.                                 13,753
         141  Vornado Realty Trust                         10,840
         182  Welltower, Inc.                              12,791
         406  Weyerhaeuser Co.                             13,816
                                                   --------------
                                                          399,184
                                                   --------------
              MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.2%
       1,121  Annaly Capital Management, Inc.              13,665
                                                   --------------
              TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                        412,849
              (Cost $415,717)                      --------------

              TOTAL INVESTMENTS -- 99.2%                7,099,279
              (Cost $6,997,608) (a)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.8%                       55,812
                                                   --------------
              NET ASSETS -- 100.0%                 $    7,155,091
                                                   ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $160,749 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $59,078. The net unrealized appreciation was $101,671.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    6,686,430  $    6,686,430  $        --  $         --
Real Estate
   Investment
   Trusts*                  412,849         412,849           --            --
                     ---------------------------------------------------------
Total Investments    $    7,099,279  $    7,099,279  $        --  $         --
                     =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 34                 See Notes to Financial Statements

MID CAP US EQUITY SELECT ETF (RNMC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 88.0%
              AEROSPACE & DEFENSE -- 2.0%
         114  BWX Technologies, Inc.               $        6,387
          61  Curtiss-Wright Corp.                          6,377
          78  HEICO Corp.                                   7,005
         105  Hexcel Corp.                                  6,029
          57  Orbital ATK, Inc.                             7,590
          96  Spirit AeroSystems Holdings,
                 Inc., Class A                              7,461
                                                   --------------
                                                           40,849
                                                   --------------
              AIRLINES -- 0.2%
          35  Allegiant Travel Co.                          4,610
                                                   --------------
              AUTO COMPONENTS -- 1.2%
         256  Dana, Inc.                                    7,158
         301  Gentex Corp.                                  5,960
          56  LCI Industries                                6,488
          99  Tenneco, Inc.                                 6,006
                                                   --------------
                                                           25,612
                                                   --------------
              AUTOMOBILES -- 0.3%
          55  Thor Industries, Inc.                         6,925
                                                   --------------
              BANKS -- 7.4%
         137  Associated Banc-Corp                          3,322
         113  BancorpSouth, Inc.                            3,622
          42  Bank of Hawaii Corp.                          3,501
          74  Bank of The Ozarks, Inc.                      3,556
         102  BankUnited, Inc.                              3,628
          41  BOK Financial Corp.                           3,652
          91  Cathay General Bancorp                        3,658
          71  Chemical Financial Corp.                      3,710
          61  Commerce Bancshares, Inc.                     3,524
          62  Community Bank System, Inc.                   3,425
          37  Cullen/Frost Bankers, Inc.                    3,512
         154  CVB Financial Corp.                           3,722
          59  East West Bancorp, Inc.                       3,527
         244  F.N.B. Corp.                                  3,423
           9  First Citizens BancShares, Inc.,
                 Class A                                    3,365
          78  First Financial Bankshares, Inc.              3,526
         198  First Horizon National Corp.                  3,792
         182  Fulton Financial Corp.                        3,413
          94  Glacier Bancorp, Inc.                         3,549
          85  Great Western Bancorp, Inc.                   3,509
          70  Hancock Holding Co.                           3,392
         132  Hilltop Holdings, Inc.                        3,432
         139  Home BancShares, Inc.                         3,506
         185  Hope Bancorp, Inc.                            3,276
          42  IBERIABANK Corp.                              3,450
          98  International Bancshares Corp.                3,930
         258  Investors Bancorp, Inc.                       3,519
          78  MB Financial, Inc.                            3,512
          74  PacWest Bancorp                               3,738
         195  People's United Financial, Inc.               3,537
          55  Pinnacle Financial Partners, Inc.             3,682
          83  Popular, Inc.                                 2,983
          54  Prosperity Bancshares, Inc.                   3,549

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              BANKS (CONTINUED)
          40  South State Corp.                    $        3,602
         148  Sterling Bancorp                              3,648
          78  Synovus Financial Corp.                       3,593
         216  TCF Financial Corp.                           3,681
          46  UMB Financial Corp.                           3,427
         188  Umpqua Holdings Corp.                         3,668
          88  United Bankshares, Inc.                       3,269
         292  Valley National Bancorp                       3,519
          66  Webster Financial Corp.                       3,468
          45  Wintrust Financial Corp.                      3,524
                                                   --------------
                                                          151,841
                                                   --------------
              BUILDING PRODUCTS -- 1.2%
          99  A.O. Smith Corp.                              5,884
          69  Allegion PLC                                  5,966
          30  Lennox International, Inc.                    5,369
          83  Owens Corning                                 6,420
                                                   --------------
                                                           23,639
                                                   --------------
              CAPITAL MARKETS -- 2.5%
         273  BGC Partners, Inc., Class A                   3,950
          38  CBOE Holdings, Inc.                           4,090
          73  Eaton Vance Corp                              3,604
          49  Evercore Partners, Inc., Class A              3,932
          28  FactSet Research Systems, Inc.                5,043
         122  Federated Investors, Inc., Class B            3,623
          92  Interactive Brokers Group, Inc.,
                 Class A                                    4,144
          90  Legg Mason, Inc.                              3,538
          81  LPL Financial Holdings, Inc.                  4,177
          17  MarketAxess Holdings, Inc.                    3,137
          60  Morningstar, Inc.                             5,099
          33  MSCI, Inc.                                    3,858
          64  SEI Investments Co.                           3,908
                                                   --------------
                                                           52,103
                                                   --------------
              CHEMICALS -- 3.0%
          60  Ashland Global Holdings, Inc.                 3,923
          51  Balchem Corp.                                 4,146
          74  Cabot Corp.                                   4,129
         104  Chemours (The) Co.                            5,263
          77  HB Fuller Co.                                 4,471
         153  Huntsman Corp.                                4,195
          54  Minerals Technologies, Inc.                   3,815
           9  NewMarket Corp.                               3,832
         131  Olin Corp.                                    4,487
         102  PolyOne Corp.                                 4,083
          73  RPM International, Inc.                       3,748
          44  Scotts Miracle-Gro (The) Co.                  4,283
          49  Sensient Technologies Corp.                   3,769
          58  Trinseo S.A.                                  3,892
          55  WR Grace & Co.                                3,968
                                                   --------------
                                                           62,004
                                                   --------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 2.9%
          80  Deluxe Corp.                                  5,837
         383  Healthcare Services Group, Inc.              20,671


                        See Notes to Financial Statements                Page 35

MID CAP US EQUITY SELECT ETF (RNMC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
         113  KAR Auction Services, Inc.           $        5,395
          69  MSA Safety, Inc.                              5,486
         744  Pitney Bowes, Inc.                           10,423
         116  Rollins, Inc.                                 5,352
         122  Tetra Tech, Inc.                              5,679
                                                   --------------
                                                           58,843
                                                   --------------
              COMMUNICATIONS EQUIPMENT
                 -- 0.5%
         145  InterDigital, Inc.                           10,694
                                                   --------------
              CONSTRUCTION & ENGINEERING
                 -- 1.7%
         282  Chicago Bridge & Iron Co., NV                 4,738
          85  EMCOR Group, Inc.                             5,897
         122  Fluor Corp.                                   5,136
         102  Jacobs Engineering Group, Inc.                5,943
         366  KBR, Inc.                                     6,544
          37  Valmont Industries, Inc.                      5,850
                                                   --------------
                                                           34,108
                                                   --------------
              CONSTRUCTION MATERIALS -- 0.3%
          60  Eagle Materials, Inc.                         6,402
                                                   --------------
              CONSUMER FINANCE -- 0.1%
         207  Navient Corp.                                 3,109
                                                   --------------
              CONTAINERS & PACKAGING -- 1.8%
          64  AptarGroup, Inc.                              5,524
          45  Avery Dennison Corp.                          4,425
         120  Bemis Co., Inc.                               5,468
         404  Graphic Packaging Holding Co.                 5,636
         100  Greif, Inc., Class A                          5,854
         175  Silgan Holdings, Inc.                         5,150
         108  Sonoco Products Co.                           5,449
                                                   --------------
                                                           37,506
                                                   --------------
              DISTRIBUTORS -- 0.3%
          49  Pool Corp.                                    5,300
                                                   --------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 0.7%
           8  Graham Holdings Co., Class B                  4,681
         153  H&R Block, Inc.                               4,051
         141  Service Corp. International                   4,865
                                                   --------------
                                                           13,597
                                                   --------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.2%
          94  Voya Financial, Inc.                          3,750
                                                   --------------
              DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.1%
       3,656  Frontier Communications Corp.                43,104
                                                   --------------
              ELECTRIC UTILITIES -- 1.4%
          48  ALLETE, Inc.                                  3,710
         117  Great Plains Energy, Inc.                     3,545
         106  Hawaiian Electric Industries, Inc.            3,537
          40  IDACORP, Inc.                                 3,517

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              ELECTRIC UTILITIES (CONTINUED)
         180  OGE Energy Corp.                     $        6,486
          90  PNM Resources, Inc.                           3,627
          75  Portland General Electric Co.                 3,423
                                                   --------------
                                                           27,845
                                                   --------------
              ELECTRICAL EQUIPMENT -- 0.8%
          77  EnerSys                                       5,326
          49  Hubbell, Inc.                                 5,685
          68  Regal Beloit Corp.                            5,372
                                                   --------------
                                                           16,383
                                                   --------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 3.6%
         143  Avnet, Inc.                                   5,620
         341  AVX Corp.                                     6,216
          74  Belden, Inc.                                  5,959
          66  Cognex Corp.                                  7,279
          96  Dolby Laboratories, Inc., Class A             5,522
         161  FLIR Systems, Inc.                            6,265
         191  Jabil, Inc.                                   5,453
          34  Littelfuse, Inc.                              6,660
         138  National Instruments Corp.                    5,819
          94  SYNNEX Corp.                                 11,892
          51  Universal Display Corp.                       6,571
                                                   --------------
                                                           73,256
                                                   --------------
              ENERGY EQUIPMENT & SERVICES
                 -- 2.7%
          62  Core Laboratories N.V.                        6,119
         755  Frank's International N.V.                    5,829
         115  Helmerich & Payne, Inc.                       5,993
         769  Nabors Industries Ltd.                        6,206
         274  Oceaneering International, Inc.               7,198
         310  Patterson-UTI Energy, Inc.                    6,491
         310  RPC, Inc.                                     7,685
         600  Superior Energy Services, Inc. (a)            6,408
         111  US Silica Holdings, Inc.                      3,449
                                                   --------------
                                                           55,378
                                                   --------------
              FOOD & STAPLES RETAILING -- 0.5%
          44  Casey's General Stores, Inc.                  4,816
          54  PriceSmart, Inc.                              4,819
                                                   --------------
                                                            9,635
                                                   --------------
              FOOD PRODUCTS -- 1.6%
         160  B&G Foods, Inc.                               5,096
         330  Flowers Foods, Inc.                           6,207
         112  Fresh Del Monte Produce, Inc.                 5,092
          47  Lancaster Colony Corp.                        5,646
          96  Pinnacle Foods, Inc.                          5,488
         165  Snyder's-Lance, Inc.                          6,293
                                                   --------------
                                                           33,822
                                                   --------------
              GAS UTILITIES -- 1.0%
          61  National Fuel Gas Co.                         3,453
          86  New Jersey Resources Corp.                    3,625
          49  ONE Gas, Inc.                                 3,608
         100  South Jersey Industries, Inc.                 3,453
          47  Southwest Gas Holdings, Inc.                  3,648


Page 36                 See Notes to Financial Statements

MID CAP US EQUITY SELECT ETF (RNMC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              GAS UTILITIES (CONTINUED)
          49  Spire, Inc.                          $        3,658
                                                   --------------
                                                           21,445
                                                   --------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 3.8%
         230  Cantel Medical Corp.                         21,659
         225  Hill-Rom Holdings, Inc.                      16,650
          86  Teleflex, Inc.                               20,810
         190  West Pharmaceutical Services,
                 Inc.                                      18,289
                                                   --------------
                                                           77,408
                                                   --------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 1.8%
          23  Chemed Corp.                                  4,647
         371  HealthSouth Corp.                            17,196
         382  Patterson Cos., Inc.                         14,764
                                                   --------------
                                                           36,607
                                                   --------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 2.5%
          94  Cheesecake Factory (The), Inc.                3,959
          74  Choice Hotels International, Inc.             4,729
          28  Cracker Barrel Old Country Store,
                 Inc.                                       4,245
          86  Dunkin' Brands Group, Inc.                    4,565
         172  ILG, Inc.                                     4,597
          48  Jack in the Box, Inc.                         4,892
          66  Papa John's International, Inc.               4,823
          79  Six Flags Entertainment Corp.                 4,814
          93  Texas Roadhouse, Inc.                         4,570
          23  Vail Resorts, Inc.                            5,247
         305  Wendy's (The) Co.                             4,737
                                                   --------------
                                                           51,178
                                                   --------------
              HOUSEHOLD DURABLES -- 1.4%
         162  CalAtlantic Group, Inc.                       5,934
         109  Leggett & Platt, Inc.                         5,203
         233  PulteGroup, Inc.                              6,368
         145  Toll Brothers, Inc.                           6,013
          81  Tupperware Brands Corp.                       5,007
                                                   --------------
                                                           28,525
                                                   --------------
              HOUSEHOLD PRODUCTS -- 0.3%
         119  Energizer Holdings, Inc.                      5,480
                                                   --------------
              INDEPENDENT POWER AND RENEWABLE
                 ELECTRICITY PRODUCERS -- 0.6%
         309  AES Corp.                                     3,405
         199  NRG Energy, Inc.                              5,093
          58  Ormat Technologies, Inc.                      3,541
                                                   --------------
                                                           12,039
                                                   --------------
              INDUSTRIAL CONGLOMERATES -- 0.3%
          58  Carlisle Cos., Inc.                           5,817
                                                   --------------
              INSURANCE -- 3.5%
          35  American Financial Group, Inc.                3,621
          30  American National Insurance Co.               3,542

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              INSURANCE (CONTINUED)
         228  Amtrust Financial Services, Inc.     $        3,069
          69  Aspen Insurance Holdings Ltd.                 2,788
          33  Assurant, Inc.                                3,152
          83  Assured Guaranty Ltd.                         3,133
          53  Axis Capital Holdings Ltd.                    3,037
          80  Brown & Brown, Inc.                           3,855
         165  CNO Financial Group, Inc.                     3,851
          28  Erie Indemnity Co., Class A                   3,376
          77  First American Financial Corp.                3,848
          39  Hanover Insurance Group (The),
                 Inc.                                       3,780
          64  Mercury General Corp.                         3,628
         163  National General Holdings Corp.               3,115
         177  Old Republic International Corp.              3,485
          46  Primerica, Inc.                               3,751
          57  ProAssurance Corp.                            3,115
          25  RenaissanceRe Holdings Ltd.                   3,379
          63  RLI Corp.                                     3,614
          66  Validus Holdings Ltd.                         3,248
           4  White Mountains Insurance
                 Group Ltd.                                 3,428
                                                   --------------
                                                           71,815
                                                   --------------
              INTERNET SOFTWARE & SERVICES
                 -- 1.1%
         132  j2 Global, Inc.                               9,752
         108  LogMeIn, Inc.                                11,886
                                                   --------------
                                                           21,638
                                                   --------------
              IT SERVICES -- 3.5%
         171  Booz Allen Hamilton Holding
                 Corp.                                      6,394
         354  CSRA, Inc.                                   11,423
         182  DST Systems, Inc.                             9,988
         200  Genpact, Ltd.                                 5,750
          54  Jack Henry & Associates, Inc.                 5,551
         217  Leidos Holdings, Inc.                        12,851
          89  MAXIMUS, Inc.                                 5,740
         217  Sabre Corp.                                   3,928
         162  Science Applications International
                 Corp.                                     10,830
                                                   --------------
                                                           72,455
                                                   --------------
              LEISURE PRODUCTS -- 0.6%
          91  Brunswick Corp.                               5,093
          62  Polaris Industries, Inc.                      6,487
                                                   --------------
                                                           11,580
                                                   --------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 2.1%
         153  Bio-Techne Corp.                             18,496
         622  Bruker Corp.                                 18,504
          82  PerkinElmer, Inc.                             5,656
                                                   --------------
                                                           42,656
                                                   --------------
              MACHINERY -- 5.7%
          83  AGCO Corp.                                    6,123
         148  Allison Transmission Holdings,
                 Inc.                                       5,554


                        See Notes to Financial Statements                Page 37

MID CAP US EQUITY SELECT ETF (RNMC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              MACHINERY (CONTINUED)
          95  Barnes Group, Inc.                   $        6,692
          70  Crane Co.                                     5,599
         122  Donaldson Co., Inc.                           5,605
         120  Flowserve Corp.                               5,111
          51  Graco, Inc.                                   6,308
          49  IDEX Corp.                                    5,952
         139  ITT, Inc.                                     6,153
          57  John Bean Technologies Corp.                  5,763
         149  Kennametal, Inc.                              6,010
          60  Lincoln Electric Holdings, Inc.               5,501
          46  Nordson Corp.                                 5,451
          81  Oshkosh Corp.                                 6,686
         149  Terex Corp.                                   6,708
         120  Timken (The) Co.                              5,826
          80  Toro (The) Co.                                4,965
         199  Trinity Industries, Inc.                      6,348
          61  Wabtec Corp.                                  4,621
          82  Woodward, Inc.                                6,364
                                                   --------------
                                                          117,340
                                                   --------------
              MEDIA -- 2.1%
           7  Cable One, Inc.                               5,055
         122  Cinemark Holdings, Inc.                       4,417
          90  John Wiley & Sons, Inc., Class A              4,815
         345  News Corp., Class A                           4,575
          79  Nexstar Media Group, Inc.,
                 Class A                                    4,922
         231  Regal Entertainment Group,
                 Class A                                    3,696
          69  Scripps Networks Interactive,
                 Inc., Class A                              5,926
         328  TEGNA, Inc.                                   4,372
         116  Tribune Media Co., Class A                    4,740
                                                   --------------
                                                           42,518
                                                   --------------
              METALS & MINING -- 1.5%
         121  Alcoa Corp. (a)                               5,641
          61  Compass Minerals International,
                 Inc.                                       3,959
         776  Hecla Mining Co.                              3,896
          54  Reliance Steel & Aluminum Co.                 4,113
          51  Royal Gold, Inc.                              4,388
         179  United States Steel Corp.                     4,593
          79  Worthington Industries, Inc.                  3,634
                                                   --------------
                                                           30,224
                                                   --------------
              MULTI-UTILITIES -- 1.2%
          81  Avista Corp.                                  4,193
          51  Black Hills Corp.                             3,512
         213  MDU Resources Group, Inc.                     5,527
         135  NiSource, Inc.                                3,455
          56  NorthWestern Corp.                            3,189
          59  Vectren Corp.                                 3,881
                                                   --------------
                                                           23,757
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              MULTILINE RETAIL -- 0.5%
         122  Kohl's Corp.                         $        5,569
          99  Nordstrom, Inc.                               4,668
                                                   --------------
                                                           10,237
                                                   --------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 2.0%
         228  HollyFrontier Corp.                           8,201
         244  Murphy Oil Corp.                              6,481
         281  PBF Energy, Inc., Class A                     7,758
         232  SemGroup Corp., Class A                       6,670
         379  SM Energy Co.                                 6,724
         145  World Fuel Services Corp.                     4,917
                                                   --------------
                                                           40,751
                                                   --------------
              PAPER & FOREST PRODUCTS -- 0.2%
         103  Domtar Corp.                                  4,469
                                                   --------------
              PERSONAL PRODUCTS -- 0.3%
          91  Nu Skin Enterprises, Inc., Class A            5,595
                                                   --------------
              PROFESSIONAL SERVICES -- 0.8%
          44  Dun & Bradstreet (The) Corp.                  5,122
          50  ManpowerGroup, Inc.                           5,891
         116  Robert Half International, Inc.               5,840
                                                   --------------
                                                           16,853
                                                   --------------
              REAL ESTATE MANAGEMENT
                 & DEVELOPMENT -- 0.3%
          28  Jones Lang LaSalle, Inc.                      3,458
         106  Realogy Holdings Corp.                        3,493
                                                   --------------
                                                            6,951
                                                   --------------
              ROAD & RAIL -- 0.9%
          65  Landstar System, Inc.                         6,477
          58  Old Dominion Freight Line, Inc.               6,387
          77  Ryder System, Inc.                            6,510
                                                   --------------
                                                           19,374
                                                   --------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 3.3%
         823  Cypress Semiconductor Corp.                  12,361
         680  Marvell Technology Group Ltd.                12,172
         167  MKS Instruments, Inc.                        15,773
         117  Monolithic Power Systems, Inc.               12,466
         374  Teradyne, Inc.                               13,947
                                                   --------------
                                                           66,719
                                                   --------------
              SOFTWARE -- 2.2%
         131  Blackbaud, Inc.                              11,502
          81  Fair Isaac Corp.                             11,381
         193  Pegasystems, Inc.                            11,126
         293  SS&C Technologies Holdings, Inc.             11,764
                                                   --------------
                                                           45,773
                                                   --------------
              SPECIALTY RETAIL -- 1.6%
         392  American Eagle Outfitters, Inc.               5,606
         155  Bed Bath & Beyond, Inc.                       3,638
         119  Dick's Sporting Goods, Inc.                   3,214
         219  GameStop Corp., Class A                       4,524
         108  Penske Automotive Group, Inc.                 5,138


Page 38                 See Notes to Financial Statements

MID CAP US EQUITY SELECT ETF (RNMC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              SPECIALTY RETAIL (CONTINUED)
          75  Signet Jewelers Ltd.                 $        4,991
          97  Williams-Sonoma, Inc.                         4,836
                                                   --------------
                                                           31,947
                                                   --------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 0.3%
         194  Xerox Corp.                                   6,458
                                                   --------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 1.2%
          64  Carter's, Inc.                                6,320
          98  Columbia Sportswear Co.                       6,035
          50  PVH Corp.                                     6,303
          77  Ralph Lauren Corp.                            6,798
                                                   --------------
                                                           25,456
                                                   --------------
              THRIFTS & MORTGAGE FINANCE
                 -- 0.7%
         263  New York Community Bancorp,
                 Inc.                                       3,390
         211  Radian Group, Inc.                            3,943
         223  TFS Financial Corp.                           3,597
         104  Washington Federal, Inc.                      3,500
                                                   --------------
                                                           14,430
                                                   --------------
              TOBACCO -- 0.3%
         281  Vector Group Ltd.                             5,752
                                                   --------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 0.8%
         149  Air Lease Corp.                               6,350
          65  MSC Industrial Direct Co., Inc.,
                 Class A                                    4,912
          36  Watsco, Inc.                                  5,799
                                                   --------------
                                                           17,061
                                                   --------------
              TRANSPORTATION INFRASTRUCTURE
                 -- 0.2%
          71  Macquarie Infrastructure Corp.                5,125
                                                   --------------
              WATER UTILITIES -- 0.2%
         103  Aqua America, Inc.                            3,419
                                                   --------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.2%
         153  Telephone & Data Systems, Inc.                4,267
                                                   --------------
              TOTAL COMMON STOCKS                       1,803,434
              (Cost $1,768,272)                    --------------

REAL ESTATE INVESTMENT TRUSTS -- 11.8%
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 10.6%
         124  Acadia Realty Trust                           3,549
          73  American Campus Communities,
                 Inc.                                       3,223
         153  American Homes 4 Rent, Class A                3,322
          80  Apartment Investment &
                 Management Co., Class A                    3,509
         184  Apple Hospitality REIT, Inc.                  3,479

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS (CONTINUED)
         197  Brandywine Realty Trust              $        3,446
         193  Brixmor Property Group, Inc.                  3,628
          40  Camden Property Trust                         3,658
         154  Columbia Property Trust, Inc.                 3,353
         125  CoreCivic, Inc.                               3,346
          33  CoreSite Realty Corp.                         3,693
          98  Corporate Office Properties Trust             3,217
         392  Cousins Properties, Inc.                      3,661
         143  CubeSmart                                     3,712
          62  CyrusOne, Inc.                                3,654
          65  DCT Industrial Trust, Inc.                    3,765
         380  DDR Corp.                                     3,481
          90  Douglas Emmett, Inc.                          3,548
          89  Education Realty Trust, Inc.                  3,198
         166  Empire State Realty Trust, Inc.,
                 Class A                                    3,410
          48  EPR Properties                                3,347
          40  Equity LifeStyle Properties, Inc.             3,403
         121  First Industrial Realty Trust, Inc.           3,641
         143  Forest City Realty Trust, Inc.,
                 Class A                                    3,648
          92  Gaming and Leisure Properties,
                 Inc.                                       3,394
         117  GEO Group (The), Inc.                         3,147
         116  Gramercy Property Trust                       3,509
         101  Healthcare Realty Trust, Inc.                 3,266
         111  Healthcare Trust of America, Inc.,
                 Class A                                    3,308
          68  Highwoods Properties, Inc.                    3,542
         118  Hospitality Properties Trust                  3,362
         101  Hudson Pacific Properties, Inc.               3,387
          46  Kilroy Realty Corp.                           3,271
          47  Lamar Advertising Co., Class A                3,221
         116  LaSalle Hotel Properties                      3,366
         348  Lexington Realty Trust                        3,557
          85  Liberty Property Trust                        3,490
          47  Life Storage, Inc.                            3,845
         127  Mack-Cali Realty Corp.                        3,011
         268  Medical Properties Trust, Inc.                3,519
          44  National Health Investors, Inc.               3,401
          88  National Retail Properties, Inc.              3,666
         104  Omega Healthcare Investors, Inc.              3,319
         149  Outfront Media, Inc.                          3,752
         171  Physicians Realty Trust                       3,032
         164  Piedmont Office Realty Trust,
                 Inc., Class A                              3,306
          26  PS Business Parks, Inc.                       3,471
         120  Rayonier, Inc.                                3,467
          55  Regency Centers Corp.                         3,412
         283  Retail Properties of America, Inc.,
                 Class A                                    3,716
         174  RLJ Lodging Trust                             3,828
          54  Ryman Hospitality Properties, Inc.            3,374
         169  Senior Housing Properties Trust               3,304


                        See Notes to Financial Statements                Page 39

MID CAP US EQUITY SELECT ETF (RNMC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS (CONTINUED)
         465  Spirit Realty Capital, Inc.          $        3,985
         101  Starwood Waypoint Homes                       3,673
          39  Sun Communities, Inc.                         3,341
         214  Sunstone Hotel Investors, Inc.                3,439
         133  Tanger Factory Outlet Centers,
                 Inc.                                       3,248
          58  Taubman Centers, Inc.                         2,883
         137  Uniti Group, Inc.                             2,008
         145  Urban Edge Properties                         3,497
         115  Weingarten Realty Investors                   3,650
          52  WP Carey, Inc.                                3,504
                                                   --------------
                                                          216,362
                                                   --------------
              MORTGAGE REAL ESTATE INVESTMENT
                 TRUSTS -- 1.2%
         162  AGNC Investment Corp.                         3,512
         109  Blackstone Mortgage Trust, Inc.,
                 Class A                                    3,381
         185  Chimera Investment Corp.                      3,500
         411  MFA Financial, Inc.                           3,601
         222  New Residential Investment Corp.              3,714
         154  Starwood Property Trust, Inc.                 3,345
         348  Two Harbors Investment Corp.                  3,508
                                                   --------------
                                                           24,561
                                                   --------------
              TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                        240,923
              (Cost $245,144)                      --------------

              TOTAL INVESTMENTS -- 99.8%                2,044,357
              (Cost $2,013,416) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.2%                        3,562
                                                   --------------
              NET ASSETS -- 100.0%                 $    2,047,919
                                                   ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $91,026 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $60,085. The net unrealized appreciation was $30,941.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    1,803,434  $    1,803,434  $        --  $         --
Real Estate
   Investment
   Trusts*                  240,923         240,923           --            --
                     ---------------------------------------------------------
Total Investments    $    2,044,357  $    2,044,357  $        --  $         --
                     =========================================================

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 40                 See Notes to Financial Statements

SMALL CAP US EQUITY SELECT ETF (RNSC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 91.8%
              AEROSPACE & DEFENSE -- 0.8%
         158  AAR Corp.                            $        5,969
         119  Cubic Corp.                                   6,069
         174  Triumph Group, Inc.                           5,177
                                                   --------------
                                                           17,215
                                                   --------------
              AIR FREIGHT & LOGISTICS -- 0.3%
         103  Forward Air Corp.                             5,895
                                                   --------------
              AIRLINES -- 0.3%
         161  SkyWest, Inc.                                 7,068
                                                   --------------
              AUTO COMPONENTS -- 0.6%
         166  Cooper Tire & Rubber Co.                      6,208
         115  Standard Motor Products, Inc.                 5,549
                                                   --------------
                                                           11,757
                                                   --------------
              AUTOMOBILES -- 0.4%
         171  Winnebago Industries, Inc.                    7,652
                                                   --------------
              BANKS -- 8.5%
          69  1st Source Corp.                              3,505
          68  Ameris Bancorp                                3,264
          68  BancFirst Corp.                               3,859
          58  Banner Corp.                                  3,554
          94  Berkshire Hills Bancorp, Inc.                 3,642
         214  Boston Private Financial Holdings,
                 Inc.                                       3,542
         225  Brookline Bancorp, Inc.                       3,488
          86  Capital Bank Financial Corp.,
                 Class A                                    3,530
         132  CenterState Bank Corp.                        3,538
         105  Central Pacific Financial Corp.               3,379
          50  City Holding Co.                              3,595
          83  Columbia Banking System, Inc.                 3,495
          75  Community Trust Bancorp, Inc.                 3,488
         146  ConnectOne Bancorp, Inc.                      3,592
          81  Enterprise Financial Services                 3,430
         112  First Busey Corp.                             3,512
         259  First Commonwealth Financial
                 Corp.                                      3,660
         119  First Financial Bancorp                       3,112
          88  First Interstate BancSystem, Inc.             3,366
          82  First Merchants Corp.                         3,520
         141  First Midwest Bancorp, Inc.                   3,302
         116  Hanmi Financial Corp.                         3,590
          70  Heartland Financial USA, Inc.                 3,458
         125  Horizon Bancorp                               3,646
          49  Independent Bank Corp.                        3,658
          55  Independent Bank Group, Inc.                  3,317
         175  Lakeland Bancorp, Inc.                        3,570
          72  Lakeland Financial Corp.                      3,508
          86  LegacyTexas Financial Group, Inc.             3,433
          98  MainSource Finance Group, Inc.                3,514
          99  National Bank Holdings Corp.,
                 Class A                                    3,533
          89  NBT Bancorp, Inc.                             3,268
         191  Old National Bancorp                          3,495
          32  Park National Corp.                           3,456

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              BANKS (CONTINUED)
          75  Renasant Corp.                       $        3,218
          92  S&T Bancorp, Inc.                             3,641
          81  Sandy Spring Bancorp, Inc.                    3,357
          89  ServisFirst Bancshares, Inc.                  3,458
          62  Simmons First National Corp.,
                 Class A                                    3,590
          94  Southside Bancshares, Inc.                    3,418
         121  State Bank Financial Corp.                    3,467
          85  Stock Yards Bancorp, Inc.                     3,230
          42  Tompkins Financial Corp.                      3,618
         107  Towne Bank                                    3,584
          94  TriCo Bancshares                              3,830
         102  Trustmark Corp.                               3,378
          97  Union Bankshares Corp.                        3,424
         118  United Community Banks, Inc.                  3,368
          64  Washington Trust Bancorp, Inc.                3,664
          83  WesBanco, Inc.                                3,405
          59  Westamerica Bancorp                           3,513
                                                   --------------
                                                          177,982
                                                   --------------
              BEVERAGES -- 0.3%
          26  Coca-Cola Bottling Co.                        5,609
                                                   --------------
              BUILDING PRODUCTS -- 1.6%
         149  AAON, Inc.                                    5,137
         273  Advanced Drainage Systems, Inc.               5,528
          97  Apogee Enterprises, Inc.                      4,681
         250  Griffon Corp.                                 5,550
         126  Simpson Manufacturing Co., Inc.               6,179
          63  Universal Forest Products, Inc.               6,184
                                                   --------------
                                                           33,259
                                                   --------------
              CAPITAL MARKETS -- 1.3%
         107  Artisan Partners Asset
                 Management, Inc., Class A                  3,488
          81  Cohen & Steers, Inc.                          3,199
          90  Financial Engines, Inc.                       3,128
         164  Greenhill & Co., Inc.                         2,723
          85  Moelis & Co., Class A                         3,659
          55  Piper Jaffray Cos.                            3,264
         174  Waddell & Reed Financial, Inc.,
                 Class A                                    3,492
         323  WisdomTree Investments, Inc.                  3,288
                                                   --------------
                                                           26,241
                                                   --------------
              CHEMICALS -- 1.9%
         164  A Schulman, Inc.                              5,600
         347  Calgon Carbon Corp.                           7,426
          49  Chase Corp.                                   5,459
         120  Innophos Holdings, Inc.                       5,903
          80  Innospec, Inc.                                4,932
          36  Quaker Chemical Corp.                         5,326
          60  Stepan Co.                                    5,020
                                                   --------------
                                                           39,666
                                                   --------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 6.1%
         132  ABM Industries, Inc.                          5,506
         162  Brady Corp., Class A                          6,148


                        See Notes to Financial Statements                Page 41

SMALL CAP US EQUITY SELECT ETF (RNSC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
          82  Brink's (The) Co.                    $        6,908
         416  Covanta Holding Corp.                         6,178
         197  Herman Miller, Inc.                           7,072
         150  HNI Corp.                                     6,220
         305  Interface, Inc.                               6,679
         298  Knoll, Inc.                                   5,960
          92  Matthews International Corp.,
                 Class A                                    5,727
         159  McGrath Rent Corp.                            6,956
         184  Mobile Mini, Inc.                             6,339
          67  Multi-Color Corp.                             5,491
         239  Quad/Graphics, Inc.                           5,404
         438  RR Donnelley & Sons Co.                       4,511
         427  Steelcase, Inc., Class A                      6,576
          39  UniFirst Corp.                                5,909
         109  US Ecology, Inc.                              5,864
         116  Viad Corp.                                    7,064
         693  West Corp.                                   16,265
                                                   --------------
                                                          126,777
                                                   --------------
              COMMUNICATIONS EQUIPMENT
                 -- 1.5%
         783  ADTRAN, Inc.                                 18,792
         309  Plantronics, Inc.                            13,664
                                                   --------------
                                                           32,456
                                                   --------------
              CONSTRUCTION & ENGINEERING
                 -- 1.2%
          91  Argan, Inc.                                   6,120
         148  Comfort Systems USA, Inc.                     5,284
         114  Granite Construction, Inc.                    6,606
         220  Primoris Services Corp.                       6,472
                                                   --------------
                                                           24,482
                                                   --------------
              CONSUMER FINANCE -- 0.3%
          56  FirstCash, Inc.                               3,536
          70  Nelnet, Inc., Class A                         3,535
                                                   --------------
                                                            7,071
                                                   --------------
              DISTRIBUTORS -- 0.3%
         171  Core-Mark Holding Co., Inc.                   5,496
                                                   --------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 0.7%
         149  Adtalem Global Education, Inc.                5,342
          66  Capella Education Co.                         4,630
          61  Strayer Education, Inc.                       5,323
                                                   --------------
                                                           15,295
                                                   --------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.5%
         106  ATN International, Inc.                       5,586
         403  Cogent Communications
                 Holdings, Inc.                            19,707
         337  Consolidated Communications
                 Holdings, Inc.                             6,430
                                                   --------------
                                                           31,723
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              ELECTRIC UTILITIES -- 0.7%
          75  El Paso Electric Co.                 $        4,144
          60  MGE Energy, Inc.                              3,876
         139  Otter Tail Corp.                              6,025
                                                   --------------
                                                           14,045
                                                   --------------
              ELECTRICAL EQUIPMENT -- 0.8%
          98  AZZ, Inc.                                     4,773
         129  Encore Wire Corp.                             5,776
         336  General Cable Corp.                           6,333
                                                   --------------
                                                           16,882
                                                   --------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 1.2%
         138  Badger Meter, Inc.                            6,762
         133  Methode Electronics, Inc.                     5,632
         106  MTS Systems Corp.                             5,666
         331  Vishay Intertechnology, Inc.                  6,223
                                                   --------------
                                                           24,283
                                                   --------------
              ENERGY EQUIPMENT & SERVICES
                 -- 0.6%
         962  Archrock, Inc.                               12,073
                                                   --------------
              FOOD & STAPLES RETAILING -- 0.8%
         175  Andersons (The), Inc.                         5,994
         218  SpartanNash Co.                               5,748
         116  Weis Markets, Inc.                            5,046
                                                   --------------
                                                           16,788
                                                   --------------
              FOOD PRODUCTS -- 1.8%
          79  Bob Evans Farms, Inc.                         6,123
          87  Calavo Growers, Inc.                          6,368
         352  Dean Foods Co.                                3,830
          45  J&J Snack Foods Corp.                         5,909
          52  Sanderson Farms, Inc.                         8,399
         172  Tootsie Roll Industries, Inc.                 6,536
                                                   --------------
                                                           37,165
                                                   --------------
              GAS UTILITIES -- 0.4%
          51  Chesapeake Utilities Corp.                    3,991
          64  Northwest Natural Gas Co.                     4,121
                                                   --------------
                                                            8,112
                                                   --------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 5.8%
         557  Abaxis, Inc.                                 24,870
         407  Analogic Corp.                               34,086
          46  Atrion Corp.                                 30,912
         580  CONMED Corp.                                 30,433
                                                   --------------
                                                          120,301
                                                   --------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 5.4%
       1,357  Ensign Group (The), Inc.                     30,655
         421  National HealthCare Corp.                    26,342
         918  Owens & Minor, Inc.                          26,805
         489  US Physical Therapy, Inc.                    30,049
                                                   --------------
                                                          113,851
                                                   --------------


Page 42                 See Notes to Financial Statements

SMALL CAP US EQUITY SELECT ETF (RNSC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              HOTELS, RESTAURANTS & LEISURE
                 -- 2.6%
         266  Bloomin' Brands, Inc.                $        4,682
         228  Boyd Gaming Corp.                             5,939
         148  Brinker International, Inc.                   4,715
          31  Churchill Downs, Inc.                         6,392
         128  DineEquity, Inc.                              5,501
         151  International Speedway Corp.,
                 Class A                                    5,436
          48  Marriott Vacations Worldwide
                 Corp.                                      5,978
         240  Red Rock Resorts, Inc., Class A               5,558
         348  SeaWorld Entertainment, Inc.                  4,521
         214  Sonic Corp.                                   5,446
                                                   --------------
                                                           54,168
                                                   --------------
              HOUSEHOLD DURABLES -- 1.1%
         185  Ethan Allen Interiors, Inc.                   5,994
         250  KB Home                                       6,030
         184  La-Z-Boy, Inc.                                4,950
         169  MDC Holdings, Inc.                            5,612
                                                   --------------
                                                           22,586
                                                   --------------
              HOUSEHOLD PRODUCTS -- 0.3%
          54  WD-40 Co.                                     6,043
                                                   --------------
              INDEPENDENT POWER AND RENEWABLE
                 ELECTRICITY PRODUCERS -- 0.7%
         187  NRG Yield, Inc., Class C                      3,609
         460  Pattern Energy Group, Inc.                   11,086
                                                   --------------
                                                           14,695
                                                   --------------
              INDUSTRIAL CONGLOMERATES -- 0.3%
         165  Raven Industries, Inc.                        5,346
                                                   --------------
              INSURANCE -- 2.9%
         125  American Equity Investment Life
                 Holding Co.                                3,635
          58  AMERISAFE, Inc.                               3,376
          54  Argo Group International
                 Holdings, Ltd.                             3,321
          78  Employers Holdings, Inc.                      3,545
          53  FBL Financial Group, Inc.,
                 Class A                                    3,949
          87  Horace Mann Educators Corp.                   3,423
          35  Infinity Property & Casualty Corp.            3,297
          83  James River Group Holdings Ltd.               3,443
          85  Kemper Corp.                                  4,505
         296  Maiden Holdings Ltd.                          2,353
          10  National Western Life Group, Inc.,
                 Class A                                    3,490
          60  Navigators Group (The), Inc.                  3,501
          48  Safety Insurance Group, Inc.                  3,662
          66  Selective Insurance Group, Inc.               3,554
         128  State Auto Financial Corp.                    3,357
          72  Stewart Information Services
                 Corp.                                      2,719
          75  United Fire Group, Inc.                       3,437

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              INSURANCE (CONTINUED)
         131  Universal Insurance Holdings,
                 Inc.                              $        3,013
                                                   --------------
                                                           61,580
                                                   --------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 0.6%
         177  HSN, Inc.                                     6,912
         115  Nutrisystem, Inc.                             6,428
                                                   --------------
                                                           13,340
                                                   --------------
              INTERNET SOFTWARE & SERVICES
                 -- 0.7%
         853  NIC, Inc.                                    14,629
                                                   --------------
              IT SERVICES -- 1.8%
         231  Convergys Corp.                               5,981
         398  CSG Systems International, Inc.              15,960
         317  EVERTEC, Inc.                                 5,024
         133  ManTech International Corp.,
                 Class A                                    5,872
         135  TeleTech Holdings, Inc.                       5,636
                                                   --------------
                                                           38,473
                                                   --------------
              LEISURE PRODUCTS -- 0.5%
         468  Callaway Golf Co.                             6,753
          88  Sturm Ruger & Co, Inc.                        4,550
                                                   --------------
                                                           11,303
                                                   --------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 1.4%
       1,399  Luminex Corp.                                28,442
                                                   --------------
              MACHINERY -- 6.6%
         223  Actuant Corp., Class A                        5,709
          60  Alamo Group, Inc.                             6,442
         103  Albany International Corp.,
                 Class A                                    5,912
         138  Altra Industrial Motion Corp.                 6,638
         143  American Railcar Industries, Inc.             5,520
          99  Astec Industries, Inc.                        5,545
         248  Briggs & Stratton Corp.                       5,828
          92  CIRCOR International, Inc.                    5,008
          77  EnPro Industries, Inc.                        6,201
          92  ESCO Technologies, Inc.                       5,515
         316  Federal Signal Corp.                          6,725
         133  Franklin Electric Co., Inc.                   5,965
         216  Gorman-Rupp (The) Co.                         7,035
         119  Greenbrier Cos. (The), Inc.                   5,730
         157  Hillenbrand, Inc.                             6,099
          62  Lindsay Corp.                                 5,698
         180  Mueller Industries, Inc.                      6,291
         470  Mueller Water Products, Inc.,
                 Class A                                    6,016
          61  Standex International Corp.                   6,478
         129  Sun Hydraulics Corp.                          6,966
          74  Tennant Co.                                   4,899
         250  Wabash National Corp.                         5,705
          87  Watts Water Technologies, Inc.,
                 Class A                                    6,020
                                                   --------------
                                                          137,945
                                                   --------------


                        See Notes to Financial Statements                Page 43

SMALL CAP US EQUITY SELECT ETF (RNSC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              MARINE -- 0.2%
         183  Matson, Inc.                         $        5,157
                                                   --------------
              MEDIA -- 2.3%
         249  AMC Entertainment Holdings,
                 Inc., Class A                              3,660
         649  Gannett Co., Inc.                             5,841
          95  Meredith Corp.                                5,272
         762  National CineMedia, Inc.                      5,319
         420  New Media Investment Group,
                 Inc.                                       6,212
         320  New York Times (The) Co.,
                 Class A                                    6,272
         130  Scholastic Corp.                              4,836
         172  Sinclair Broadcast Group, Inc.,
                 Class A                                    5,513
         394  Time, Inc.                                    5,319
                                                   --------------
                                                           48,244
                                                   --------------
              METALS & MINING -- 1.2%
         308  Allegheny Technologies, Inc.                  7,361
         140  Carpenter Technology Corp.                    6,724
         270  Commercial Metals Co.                         5,138
          59  Kaiser Aluminum Corp.                         6,086
                                                   --------------
                                                           25,309
                                                   --------------
              MULTILINE RETAIL -- 0.6%
         117  Big Lots, Inc.                                6,267
          98  Dillard's, Inc., Class A                      5,495
                                                   --------------
                                                           11,762
                                                   --------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 1.7%
         504  CVR Energy, Inc.                             13,053
         415  Delek US Holdings, Inc.                      11,093
         533  Green Plains, Inc.                           10,740
                                                   --------------
                                                           34,886
                                                   --------------
              PAPER & FOREST PRODUCTS -- 1.4%
          70  Deltic Timber Corp.                           6,190
         254  KapStone Paper and Packaging
                 Corp.                                      5,458
          65  Neenah Paper, Inc.                            5,561
         268  PH Glatfelter Co.                             5,213
         161  Schweitzer-Mauduit International,
                 Inc.                                       6,675
                                                   --------------
                                                           29,097
                                                   --------------
              PERSONAL PRODUCTS -- 0.3%
         163  Inter Parfums, Inc.                           6,724
                                                   --------------
              PROFESSIONAL SERVICES -- 1.0%
          94  Exponent, Inc.                                6,947
          77  Insperity, Inc.                               6,776
         159  Korn/Ferry International                      6,269
                                                   --------------
                                                           19,992
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              REAL ESTATE MANAGEMENT
                 & DEVELOPMENT -- 0.3%
         173  Kennedy-Wilson Holdings, Inc.        $        3,209
          59  RE/MAX Holdings, Inc., Class A                3,750
                                                   --------------
                                                            6,959
                                                   --------------
              ROAD & RAIL -- 1.1%
         266  ArcBest Corp.                                 8,898
         264  Heartland Express, Inc.                       6,621
         187  Werner Enterprises, Inc.                      6,835
                                                   --------------
                                                           22,354
                                                   --------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 3.3%
         745  Brooks Automation, Inc.                      22,618
         219  Cabot Microelectronics Corp.                 17,505
         222  Power Integrations, Inc.                     16,250
         542  Xperi Corp.                                  13,713
                                                   --------------
                                                           70,086
                                                   --------------
              SOFTWARE -- 3.5%
         300  Ebix, Inc.                                   19,575
         883  Monotype Imaging Holdings, Inc.              16,998
         523  Progress Software Corp.                      19,963
         867  TiVo Corp.                                   17,210
                                                   --------------
                                                           73,746
                                                   --------------
              SPECIALTY RETAIL -- 3.9%
         145  Aaron's, Inc.                                 6,326
         318  Buckle (The), Inc.                            5,358
         204  Caleres, Inc.                                 6,226
         601  Chico's FAS, Inc.                             5,379
          55  Children's Place (The), Inc.                  6,498
         320  DSW, Inc., Class A                            6,874
          89  Group 1 Automotive, Inc.                      6,449
         443  Guess?, Inc.                                  7,544
          60  Lithia Motors, Inc., Class A                  7,219
         136  Monro Muffler Brake, Inc.                     7,623
       1,003  Office Depot, Inc.                            4,554
         507  Tailored Brands, Inc.                         7,321
         274  Tile Shop Holdings, Inc.                      3,480
                                                   --------------
                                                           80,851
                                                   --------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 0.6%
         577  Diebold Nixdorf, Inc.                        13,184
                                                   --------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 0.6%
          96  Oxford Industries, Inc.                       6,100
         214  Wolverine World Wide, Inc.                    6,174
                                                   --------------
                                                           12,274
                                                   --------------
              THRIFTS & MORTGAGE FINANCE
                 -- 2.3%
         219  Beneficial Bancorp, Inc.                      3,635
         232  Capitol Federal Financial, Inc.               3,410
         168  Dime Community Bancshares, Inc.               3,612
         222  Kearny Financial Corp.                        3,408
         195  Meridian Bancorp, Inc.                        3,637


Page 44                 See Notes to Financial Statements

SMALL CAP US EQUITY SELECT ETF (RNSC)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
          37  Meta Financial Group, Inc.           $        2,901
         192  Northfield Bancorp, Inc.                      3,331
         211  Northwest Bancshares, Inc.                    3,644
         121  OceanFirst Financial Corp.                    3,326
         193  Oritani Financial Corp.                       3,242
         130  Provident Financial Services, Inc.            3,467
         424  TrustCo Bank Corp.                            3,774
         197  United Financial Bancorp, Inc.                3,603
          73  WSFS Financial Corp.                          3,559
                                                   --------------
                                                           48,549
                                                   --------------
              TOBACCO -- 0.2%
          92  Universal Corp.                               5,272
                                                   --------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 1.7%
         252  Aircastle Ltd.                                5,617
          93  Applied Industrial Technologies,
                 Inc.                                       6,119
          85  GATX Corp.                                    5,233
         269  H&E Equipment Services, Inc.                  7,855
         110  Kaman Corp.                                   6,136
         164  Triton International Ltd.                     5,458
                                                   --------------
                                                           36,418
                                                   --------------
              WATER UTILITIES -- 0.6%
          81  American States Water Co.                     3,989
         105  California Water Service Group                4,006
          78  SJW Group                                     4,415
                                                   --------------
                                                           12,410
                                                   --------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.4%
         236  Shenandoah Telecommunications
                 Co.                                        8,779
                                                   --------------
              TOTAL COMMON STOCKS                       1,919,747
              (Cost $1,847,207)                    --------------

REAL ESTATE INVESTMENT TRUSTS -- 7.8%
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 6.5%
          72  Agree Realty Corp.                            3,534
          79  Alexander & Baldwin, Inc.                     3,660
           8  Alexander's, Inc.                             3,393
          84  American Assets Trust, Inc.                   3,341
         177  CareTrust REIT, Inc.                          3,370
         390  CBL & Associates Properties, Inc.             3,272
         134  Chesapeake Lodging Trust                      3,614
         300  DiamondRock Hospitality Co.                   3,285
          39  EastGroup Properties, Inc.                    3,437
         225  Four Corners Property Trust, Inc.             5,607
         297  Franklin Street Properties Corp.              3,154
         131  Getty Realty Corp.                            3,748
         148  Global Net Lease, Inc.                        3,240

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS (CONTINUED)
         180  Government Properties Income
                 Trust                             $        3,379
         178  Hersha Hospitality Trust                      3,323
         174  Kite Realty Group Trust                       3,523
          64  LTC Properties, Inc.                          3,007
         219  Monmouth Real Estate
                 Investment Corp.                           3,546
         142  National Storage Affiliates Trust             3,442
         327  New Senior Investment Group,
                 Inc.                                       2,992
         381  New York REIT, Inc.                           2,991
         102  Pebblebrook Hotel Trust                       3,686
         291  Pennsylvania Real Estate
                 Investment Trust                           3,053
          72  Potlatch Corp.                                3,672
          63  QTS Realty Trust, Inc., Class A               3,299
         255  Ramco-Gershenson Properties
                 Trust                                      3,317
         171  Retail Opportunity Investments
                 Corp.                                      3,251
         120  Rexford Industrial Realty, Inc.               3,434
         137  Sabra Health Care REIT, Inc.                  3,006
          57  Saul Centers, Inc.                            3,529
         137  Select Income REIT                            3,208
          78  Seritage Growth Properties                    3,593
         119  Stag Industrial, Inc.                         3,269
         176  Summit Hotel Properties, Inc.                 2,814
          98  Terreno Realty Corp.                          3,546
         178  Tier REIT, Inc.                               3,435
          41  Universal Health Realty Income
                 Trust                                      3,095
         393  Washington Prime Group, Inc.                  3,274
         103  Washington Real Estate
                 Investment Trust                           3,374
         170  Xenia Hotels & Resorts, Inc.                  3,578
                                                   --------------
                                                          136,291
                                                   --------------
              MORTGAGE REAL ESTATE INVESTMENT
                 TRUSTS -- 1.3%
         177  Apollo Commercial Real Estate
                 Finance, Inc.                              3,206
         315  Capstead Mortgage Corp.                       3,040
         391  CYS Investments, Inc.                         3,378
         144  Hannon Armstrong Sustainable
                 Infrastructure Capital, Inc.               3,509
         197  Invesco Mortgage Capital, Inc.                3,375
         245  Ladder Capital Corp.                          3,376
         180  PennyMac Mortgage Investment
                 Trust                                      3,130
         193  Redwood Trust, Inc.                           3,144
                                                   --------------
                                                           26,158
                                                   --------------
              TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                        162,449
              (Cost $162,961)                      --------------


                        See Notes to Financial Statements                Page 45

SMALL CAP US EQUITY SELECT ETF (RNSC)

SEPTEMBER 30, 2017 (UNAUDITED)

              DESCRIPTION                              VALUE
-------------------------------------------------  --------------
              TOTAL INVESTMENTS -- 99.6%           $    2,082,196
              (Cost $2,010,168) (a)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.4%                        8,784
                                                   --------------
              NET ASSETS -- 100.0%                 $    2,090,980
                                                   ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $129,021 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $56,993. The net unrealized appreciation was $72,028.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    1,919,747  $    1,919,747  $        --  $         --
Real Estate
   Investment
   Trusts*                  162,449         162,449           --            --
                     ---------------------------------------------------------
Total Investments    $    2,082,196  $    2,082,196  $        --  $         --
                     =========================================================

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 46                 See Notes to Financial Statements

US EQUITY DIVIDEND SELECT ETF (RNDV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS -- 84.7%
              AEROSPACE & DEFENSE -- 2.0%
         169  Boeing (The) Co.                     $       42,962
         121  Lockheed Martin Corp.                        37,545
                                                   --------------
                                                           80,507
                                                   --------------
              AIR FREIGHT & LOGISTICS -- 2.0%
         500  CH Robinson Worldwide, Inc.                  38,050
         348  United Parcel Service, Inc.,
                 Class B                                   41,791
                                                   --------------
                                                           79,841
                                                   --------------
              AUTOMOBILES -- 1.9%
       2,761  Ford Motor Co.                               33,049
         717  General Motors Co.                           28,953
         281  Harley-Davidson, Inc.                        13,547
                                                   --------------
                                                           75,549
                                                   --------------
              BANKS -- 0.7%
         312  BB&T Corp.                                   14,645
         265  Wells Fargo & Co.                            14,615
                                                   --------------
                                                           29,260
                                                   --------------
              BEVERAGES -- 0.8%
         412  Coca-Cola (The) Co.                          18,544
         132  PepsiCo, Inc.                                14,709
                                                   --------------
                                                           33,253
                                                   --------------
              BIOTECHNOLOGY -- 6.6%
       1,268  AbbVie, Inc.                                112,674
         388  Amgen, Inc.                                  72,343
       1,057  Gilead Sciences, Inc.                        85,638
                                                   --------------
                                                          270,655
                                                   --------------
              CAPITAL MARKETS -- 0.9%
         489  Invesco, Ltd.                                17,135
         216  T. Rowe Price Group, Inc.                    19,580
                                                   --------------
                                                           36,715
                                                   --------------
              CHEMICALS -- 1.1%
          48  Air Products & Chemicals, Inc.                7,259
         416  CF Industries Holdings, Inc.                 14,626
         132  LyondellBasell Industries N.V.,
                 Class A                                   13,075
         429  Mosaic (The) Co.                              9,262
                                                   --------------
                                                           44,222
                                                   --------------
              COMMUNICATIONS EQUIPMENT
                 -- 1.9%
       2,340  Cisco Systems, Inc.                          78,694
                                                   --------------
              CONTAINERS & PACKAGING -- 1.1%
         153  International Paper Co.                       8,693
         649  WestRock Co.                                 36,818
                                                   --------------
                                                           45,511
                                                   --------------
              DISTRIBUTORS -- 0.4%
         177  Genuine Parts Co.                            16,930
                                                   --------------

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 2.1%
         521  AT&T, Inc.                           $       20,407
       1,924  Centurylink, Inc.                            36,364
         588  Verizon Communications, Inc.                 29,100
                                                   --------------
                                                           85,871
                                                   --------------
              ELECTRIC UTILITIES -- 1.8%
         109  Alliant Energy Corp.                          4,531
          69  American Electric Power Co., Inc.             4,847
          72  Duke Energy Corp.                             6,042
          49  Edison International                          3,781
          85  Entergy Corp.                                 6,491
          72  Eversource Energy                             4,352
         144  Exelon Corp.                                  5,425
         245  FirstEnergy Corp.                             7,553
          28  NextEra Energy, Inc.                          4,103
          65  PG&E Corp.                                    4,426
          52  Pinnacle West Capital Corp.                   4,397
         152  PPL Corp.                                     5,768
         144  Southern (The) Co.                            7,076
          97  Xcel Energy, Inc.                             4,590
                                                   --------------
                                                           73,382
                                                   --------------
              ELECTRICAL EQUIPMENT -- 2.1%
         512  Eaton Corp. PLC                              39,316
         713  Emerson Electric Co.                         44,805
                                                   --------------
                                                           84,121
                                                   --------------
              ENERGY EQUIPMENT & SERVICES
                 -- 0.5%
         281  Schlumberger, Ltd.                           19,603
                                                   --------------
              FOOD & STAPLES RETAILING -- 2.0%
         741  Sysco Corp.                                  39,977
         508  Wal-Mart Stores, Inc.                        39,695
                                                   --------------
                                                           79,672
                                                   --------------
              FOOD PRODUCTS -- 2.6%
         404  Archer-Daniels-Midland Co.                   17,174
         288  Campbell Soup Co.                            13,484
         405  Conagra Brands, Inc.                         13,665
         360  General Mills, Inc.                          18,634
         124  JM Smucker (The) Co.                         13,011
         248  Kellogg Co.                                  15,468
         188  Kraft Heinz (The) Co.                        14,579
                                                   --------------
                                                          106,015
                                                   --------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 2.4%
         396  Darden Restaurants, Inc.                     31,197
       1,028  Las Vegas Sands Corp.                        65,956
                                                   --------------
                                                           97,153
                                                   --------------
              HOUSEHOLD DURABLES -- 2.2%
       1,677  Garmin Ltd.                                  90,508
                                                   --------------
              HOUSEHOLD PRODUCTS -- 0.8%
         129  Kimberly-Clark Corp.                         15,181
         204  Procter & Gamble (The) Co.                   18,560
                                                   --------------
                                                           33,741
                                                   --------------


                        See Notes to Financial Statements                Page 47

US EQUITY DIVIDEND SELECT ETF (RNDV)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
COMMON STOCKS (CONTINUED)
              INDUSTRIAL CONGLOMERATES -- 0.8%
       1,288  General Electric Co.                 $       31,144
                                                   --------------
              INSURANCE -- 1.9%
         252  Arthur J. Gallagher & Co.                    15,511
         200  Cincinnati Financial Corp.                   15,314
         320  MetLife, Inc.                                16,624
         229  Principal Financial Group, Inc.              14,734
         133  Prudential Financial, Inc.                   14,140
                                                   --------------
                                                           76,323
                                                   --------------
              IT SERVICES -- 3.4%
         516  International Business Machines
                 Corp.                                     74,861
         752  Paychex, Inc.                                45,090
         992  Western Union (The) Co.                      19,047
                                                   --------------
                                                          138,998
                                                   --------------
              LEISURE PRODUCTS -- 0.7%
       1,889  Mattel, Inc.                                 29,242
                                                   --------------
              MACHINERY -- 1.9%
         353  Caterpillar, Inc.                            44,023
         205  Cummins, Inc.                                34,446
                                                   --------------
                                                           78,469
                                                   --------------
              MEDIA -- 1.6%
       1,577  Interpublic Group of (The) Cos.,
                 Inc.                                      32,786
         464  Omnicom Group, Inc.                          34,368
                                                   --------------
                                                           67,154
                                                   --------------
              METALS & MINING -- 0.2%
         121  Nucor Corp.                                   6,781
                                                   --------------
              MULTI-UTILITIES -- 1.2%
          85  Ameren Corp.                                  4,916
         204  Centerpoint Energy, Inc.                      5,959
          88  CMS Energy Corp.                              4,076
          60  Consolidated Edison, Inc.                     4,841
          72  Dominion Energy, Inc.                         5,539
          41  DTE Energy Co.                                4,402
         132  Public Service Enterprise Group,
                 Inc.                                       6,105
          77  SCANA Corp.                                   3,734
          36  Sempra Energy                                 4,108
          77  WEC Energy Group, Inc.                        4,834
                                                   --------------
                                                           48,514
                                                   --------------
              MULTILINE RETAIL -- 4.0%
       4,048  Macy's, Inc.                                 88,327
       1,269  Target Corp.                                 74,884
                                                   --------------
                                                          163,211
                                                   --------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 6.0%
         241  Chevron Corp.                                28,317
         284  Exxon Mobil Corp.                            23,282
         832  Kinder Morgan, Inc.                          15,958
         321  Marathon Petroleum Corp.                     18,002

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
              OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         517  Occidental Petroleum Corp.           $       33,197
         132  ONEOK, Inc.                                   7,314
         232  Phillips 66                                  21,253
       1,088  Targa Resources Corp.                        51,462
         349  Valero Energy Corp.                          26,849
         665  Williams (The) Cos., Inc.                    19,957
                                                   --------------
                                                          245,591
                                                   --------------
              PERSONAL PRODUCTS -- 0.4%
       1,064  Coty, Inc., Class A                          17,588
                                                   --------------
              PHARMACEUTICALS -- 8.3%
       1,337  Bristol-Myers Squibb Co.                     85,220
         813  Eli Lilly & Co.                              69,544
       1,220  Merck & Co., Inc.                            78,117
       2,992  Pfizer, Inc.                                106,815
                                                   --------------
                                                          339,696
                                                   --------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 5.4%
       1,980  Intel Corp.                                  75,398
       1,401  Maxim Integrated Products, Inc.              66,842
       1,517  QUALCOMM, Inc.                               78,641
                                                   --------------
                                                          220,881
                                                   --------------
              SOFTWARE -- 1.5%
       1,840  CA, Inc.                                     61,419
                                                   --------------
              SPECIALTY RETAIL -- 3.2%
       2,753  Gap (The), Inc.                              81,296
       1,196  L Brands, Inc.                               49,766
                                                   --------------
                                                          131,062
                                                   --------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 4.7%
       3,600  HP, Inc.                                     71,856
       3,596  Seagate Technology PLC                      119,279
                                                   --------------
                                                          191,135
                                                   --------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 0.8%
         348  Coach, Inc.                                  14,017
         284  VF Corp.                                     18,054
                                                   --------------
                                                           32,071
                                                   --------------
              TOBACCO -- 0.9%
         253  Altria Group, Inc.                           16,045
         173  Philip Morris International, Inc.            19,205
                                                   --------------
                                                           35,250
                                                   --------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 1.9%
         865  Fastenal Co.                                 39,427
         200  W.W. Grainger, Inc.                          35,950
                                                   --------------
                                                           75,377
                                                   --------------
              TOTAL COMMON STOCKS                       3,451,109
              (Cost $3,410,748)                    --------------


Page 48                 See Notes to Financial Statements

US EQUITY DIVIDEND SELECT ETF (RNDV)

SEPTEMBER 30, 2017 (UNAUDITED)

SHARES        DESCRIPTION                              VALUE
------------  -----------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS -- 15.0%
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 13.7%
         121  Alexandria Real Estate Equities,
                 Inc.                              $       14,395
          80  AvalonBay Communities, Inc.                  14,274
         149  Crown Castle International Corp.             14,897
         152  Digital Realty Trust, Inc.                   17,986
         516  Duke Realty Corp.                            14,871
         249  Equity Residential                           16,417
          53  Essex Property Trust, Inc.                   13,464
         276  Extra Space Storage, Inc.                    22,058
         132  Federal Realty Investment Trust              16,396
         832  GGP, Inc.                                    17,281
         885  HCP, Inc.                                    24,630
       1,368  Host Hotels & Resorts, Inc.                  25,294
         972  Iron Mountain, Inc.                          37,811
       1,700  Kimco Realty Corp.                           33,235
         448  Macerich (The) Co.                           24,627
         165  Mid-America Apartment
                 Communities, Inc.                         17,635
         268  Prologis, Inc.                               17,007
          96  Public Storage                               20,543
         436  Realty Income Corp.                          24,935
         140  Simon Property Group, Inc.                   22,541
         145  SL Green Realty Corp.                        14,691
         428  UDR, Inc.                                    16,277
         340  Ventas, Inc.                                 22,144
       4,460  VEREIT, Inc.                                 36,973
         164  Vornado Realty Trust                         12,608
         332  Welltower, Inc.                              23,333
         593  Weyerhaeuser Co.                             20,180
                                                   --------------
                                                          556,503
                                                   --------------
              MORTGAGE REAL ESTATE INVESTMENT
                 TRUSTS -- 1.3%
       4,308  Annaly Capital Management, Inc.              52,514
                                                   --------------
              TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                        609,017
              (Cost $616,199)                      --------------

              TOTAL INVESTMENTS -- 99.7%                4,060,126
              (Cost $4,026,947) (a)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.3%                       12,086
                                                   --------------
              NET ASSETS -- 100.0%                 $    4,072,212
                                                   ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $105,346 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $72,167. The net unrealized appreciation was $33,179.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2      LEVEL 3
                         TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                        VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                       9/30/2017         PRICES        INPUTS        INPUTS
                     ---------------------------------------------------------
Common Stocks*       $    3,451,109  $    3,451,109  $        --  $         --
Real Estate
   Investment
   Trusts*                  609,017         609,017           --            --
                     ---------------------------------------------------------
Total Investments    $    4,060,126  $    4,060,126  $        --  $         --
                     =========================================================

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017 (UNAUDITED)

                                                                       DEVELOPED            EMERGING
                                                                     INTERNATIONAL           MARKETS           LARGE CAP US
                                                                     EQUITY SELECT        EQUITY SELECT        EQUITY SELECT
                                                                          ETF                  ETF                  ETF
                                                                        (RNDM)               (RNEM)               (RNLC)
                                                                  -------------------  -------------------  -------------------
ASSETS:
Investments, at value...........................................    $     4,983,870      $     5,159,251      $     7,099,279
Cash............................................................                 --                   --               51,900
Foreign currency................................................             21,624               69,035                   --
Receivables:
   Investment securities sold...................................             45,484               15,845                   --
   Dividends....................................................             11,523                5,541                5,437
   Dividend reclaims............................................                362                  494                  148
                                                                    ---------------      ---------------      ---------------
   Total Assets.................................................          5,062,863            5,250,166            7,156,764
                                                                    ---------------      ---------------      ---------------
LIABILITIES:
Due to custodian................................................             19,297               33,133                   --
Payables:
   Investment securities purchased..............................             28,238                  824                   --
   Investment advisory fees.....................................              2,687                3,296                1,673
                                                                    ---------------      ---------------      ---------------
   Total Liabilities............................................             50,222               37,253                1,673
                                                                    ---------------      ---------------      ---------------
NET ASSETS......................................................    $     5,012,641      $     5,212,913      $     7,155,091
                                                                    ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital.................................................    $     4,971,628      $     4,976,133      $     7,015,925
Par value.......................................................              1,000                1,000                3,500
Accumulated net investment income (loss)........................              5,069                3,113                4,821
Accumulated net realized gain (loss) on investments
   and foreign currency transactions............................                564               64,273               29,174
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation.............................             34,380              168,394              101,671
                                                                    ---------------      ---------------      ---------------
NET ASSETS......................................................    $     5,012,641      $     5,212,913      $     7,155,091
                                                                    ===============      ===============      ===============
NET ASSET VALUE, per share......................................    $         50.13      $         52.13      $         20.44
                                                                    ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).......................            100,002              100,002              350,002
                                                                    ===============      ===============      ===============
Investments, at cost............................................    $     4,949,414      $     4,990,679      $     6,997,608
                                                                    ===============      ===============      ===============
Foreign currency, at cost (proceeds)............................    $        21,708      $        69,210      $            --
                                                                    ===============      ===============      ===============


Page 50                  See Notes to Financial Statements

         MID CAP             SMALL CAP            US EQUITY
    US EQUITY SELECT     US EQUITY SELECT      DIVIDEND SELECT
           ETF                  ETF                  ETF
         (RNMC)               (RNSC)               (RNDV)
   -------------------  -------------------  -------------------

     $     2,044,357      $     2,082,196      $     4,060,126
               1,186                6,702                5,378
                  --                   --                   --

                  --                   --                   --
               3,356                3,064                7,385
                   2                   --                  370
     ---------------      ---------------      ---------------
           2,048,901            2,091,962            4,073,259
     ---------------      ---------------      ---------------

                  --                   --                   --

                  --                   --                   --
                 982                  982                1,047
     ---------------      ---------------      ---------------
                 982                  982                1,047
     ---------------      ---------------      ---------------
     $     2,047,919      $     2,090,980      $     4,072,212
     ===============      ===============      ===============

     $     1,981,058      $     1,975,884      $     4,012,127
               1,000                1,000                2,000
               6,107                3,649                8,974

              28,813               38,419               15,932

              30,941               72,028               33,179
     ---------------      ---------------      ---------------
     $     2,047,919      $     2,090,980      $     4,072,212
     ===============      ===============      ===============
     $         20.48      $         20.91      $         20.36
     ===============      ===============      ===============

             100,002              100,002              200,002
     ===============      ===============      ===============
     $     2,013,416      $     2,010,168      $     4,026,947
     ===============      ===============      ===============
     $            --      $            --      $            --
     ===============      ===============      ===============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE PERIOD JUNE 20, 2017 (a) THROUGH SEPTEMBER 30, 2017 (UNAUDITED)

                                                                       DEVELOPED            EMERGING
                                                                     INTERNATIONAL           MARKETS           LARGE CAP US
                                                                     EQUITY SELECT        EQUITY SELECT        EQUITY SELECT
                                                                          ETF                  ETF                  ETF
                                                                        (RNDM)               (RNEM)               (RNLC)
                                                                  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends.......................................................    $        38,147      $        81,587      $        15,792
Foreign tax withholding.........................................             (3,225)             (11,030)                 (15)
Interest........................................................                  1                   92                   12
Other...........................................................                 --                   --                   47
                                                                    ---------------      ---------------      ---------------
   Total investment income......................................             34,923               70,649               15,836
                                                                    ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees........................................              9,074               10,935                4,040
                                                                    ---------------      ---------------      ---------------
   Total expenses...............................................              9,074               10,935                4,040
                                                                    ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)....................................             25,849               59,714               11,796
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................               (522)              61,510               (9,694)
   In-kind redemptions..........................................                 --                   --               38,868
   Foreign currency transactions................................              1,086                2,763                   --
                                                                    ---------------      ---------------      ---------------
Net realized gain (loss)........................................                564               64,273               29,174
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................             34,456              168,572              101,671
   Foreign currency translation.................................                (76)                (178)                  --
                                                                    ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)............             34,380              168,394              101,671
                                                                    ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................             34,944              232,667              130,845
                                                                    ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................................    $        60,793      $       292,381      $       142,641
                                                                    ===============      ===============      ===============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 52                 See Notes to Financial Statements

       MID CAP              SMALL CAP            US EQUITY
   US EQUITY SELECT      US EQUITY SELECT      DIVIDEND SELECT
         ETF                   ETF                  ETF
       (RNMC)                (RNSC)               (RNDV)
   -------------------  -------------------  -------------------

     $        15,527      $        13,770      $        23,421
                 (21)                  (3)                  (9)
                   6                    4                    6
                  68                   13                   53
     ---------------      ---------------      ---------------
              15,580               13,784               23,471
     ---------------      ---------------      ---------------

               3,333                3,335                3,007
     ---------------      ---------------      ---------------
               3,333                3,335                3,007
     ---------------      ---------------      ---------------
              12,247               10,449               20,464
     ---------------      ---------------      ---------------


             (10,676)             (11,682)             (18,439)
              39,489               50,101               34,371
                  --                   --                   --
     ---------------      ---------------      ---------------
              28,813               38,419               15,932
     ---------------      ---------------      ---------------

              30,941               72,028               33,179
                  --                   --                   --
     ---------------      ---------------      ---------------
              30,941               72,028               33,179
     ---------------      ---------------      ---------------
              59,754              110,447               49,111
     ---------------      ---------------      ---------------

     $        72,001      $       120,896      $        69,575
     ===============      ===============      ===============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 20, 2017 (A) THROUGH SEPTEMBER 30, 2017 (UNAUDITED)

                                                                       DEVELOPED            EMERGING
                                                                     INTERNATIONAL           MARKETS           LARGE CAP US
                                                                     EQUITY SELECT        EQUITY SELECT        EQUITY SELECT
                                                                          ETF                  ETF                  ETF
                                                                        (RNDM)               (RNEM)               (RNLC)
                                                                  -------------------  -------------------  -------------------
OPERATIONS:
Net investment income (loss)....................................    $        25,849      $        59,714      $        11,796
Net realized gain (loss)........................................                564               64,273               29,174
Net change in unrealized appreciation (depreciation)............             34,380              168,394              101,671
                                                                    ---------------      ---------------      ---------------
Net increase (decrease) in net assets resulting from
   operations...................................................             60,793              292,381              142,641
                                                                    ---------------      ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................            (20,780)             (56,601)              (6,975)
                                                                    ---------------      ---------------      ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................................          4,972,628            4,977,133            8,027,052
Cost of shares redeemed.........................................                 --                   --           (1,007,627)
                                                                    ---------------      ---------------      ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................................          4,972,628            4,977,133            7,019,425
                                                                    ---------------      ---------------      ---------------
Total increase (decrease) in net assets.........................          5,012,641            5,212,913            7,155,091

NET ASSETS:
Beginning of period.............................................                 --                   --                   --
                                                                    ---------------      ---------------      ---------------
End of period...................................................    $     5,012,641      $     5,212,913      $     7,155,091
                                                                    ===============      ===============      ===============
Accumulated net investment income (loss) at end of period.......    $         5,069      $         3,113      $         4,821
                                                                    ===============      ===============      ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........................                 --                   --                   --
Shares sold.....................................................            100,002              100,002              400,002
Shares redeemed.................................................                 --                   --              (50,000)
                                                                    ---------------      ---------------      ---------------
Shares outstanding, end of period...............................            100,002              100,002              350,002
                                                                    ===============      ===============      ===============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 54                 See Notes to Financial Statements

         MID CAP             SMALL CAP            US EQUITY
    US EQUITY SELECT     US EQUITY SELECT      DIVIDEND SELECT
           ETF                  ETF                  ETF
         (RNMC)               (RNSC)               (RNDV)
   -------------------  -------------------  -------------------

     $        12,247      $        10,449      $        20,464
              28,813               38,419               15,932
              30,941               72,028               33,179
     ---------------      ---------------      ---------------

              72,001              120,896               69,575
     ---------------      ---------------      ---------------

              (6,140)              (6,800)             (11,490)
     ---------------      ---------------      ---------------

           2,987,310            2,986,292            5,014,010
          (1,005,252)          (1,009,408)            (999,883)
     ---------------      ---------------      ---------------

           1,982,058            1,976,884            4,014,127
     ---------------      ---------------      ---------------
           2,047,919            2,090,980            4,072,212


                  --                   --                   --
     ---------------      ---------------      ---------------
     $     2,047,919      $     2,090,980      $     4,072,212
     ===============      ===============      ===============
     $         6,107      $         3,649      $         8,974
     ===============      ===============      ===============

                  --                   --                   --
             150,002              150,002              250,002
             (50,000)             (50,000)             (50,000)
     ---------------      ---------------      ---------------
             100,002              100,002              200,002
     ===============      ===============      ===============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

DEVELOPED INTERNATIONAL EQUITY SELECT ETF (RNDM)

                                          FOR THE PERIOD
                                          6/20/2017 (a)
                                             THROUGH
                                            9/30/2017
                                           (UNAUDITED)
                                          --------------
Net asset value, beginning of period        $    49.73
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.26
Net realized and unrealized gain (loss)           0.35
                                            ----------
Total from investment operations                  0.61
                                            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.21)
                                            ----------
Net asset value, end of period              $    50.13
                                            ==========
TOTAL RETURN (b)                                  1.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    5,013
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.65% (c)
Ratio of net investment income (loss) to
   average net assets                             1.85% (c)
Portfolio turnover rate (d)                          3%

(a) Inception date is consistent with the commencement of operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

EMERGING MARKETS EQUITY SELECT ETF (RNEM)

                                          FOR THE PERIOD
                                          6/20/2017 (a)
                                             THROUGH
                                            9/30/2017
                                           (UNAUDITED)
                                          --------------
Net asset value, beginning of period        $    49.71
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.60
Net realized and unrealized gain (loss)           2.39
                                            ----------
Total from investment operations                  2.99
                                            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.57)
                                            ----------
Net asset value, end of period              $    52.13
                                            ==========
TOTAL RETURN (b)                                  6.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    5,213
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.75% (c)
Ratio of net investment income (loss) to
   average net assets                             4.10% (c)
Portfolio turnover rate (d)                         25%

(a) Inception date is consistent with the commencement of operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

LARGE CAP US EQUITY SELECT ETF (RNLC)

                                          FOR THE PERIOD
                                          6/20/2017 (a)
                                             THROUGH
                                            9/30/2017
                                           (UNAUDITED)
                                          --------------
Net asset value, beginning of period        $    19.83
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.06
Net realized and unrealized gain (loss)           0.60
                                            ----------
Total from investment operations                  0.66
                                            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.05)
                                            ----------
Net asset value, end of period              $    20.44
                                            ==========
TOTAL RETURN (b)                                  3.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    7,155
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             1.75% (c)
Portfolio turnover rate (d)                         10%

(a) Inception date is consistent with the commencement of operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

MID CAP US EQUITY SELECT ETF (RNMC)

                                          FOR THE PERIOD
                                          6/20/2017 (a)
                                             THROUGH
                                            9/30/2017
                                           (UNAUDITED)
                                          --------------
Net asset value, beginning of period        $    19.78
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.12
Net realized and unrealized gain (loss)           0.64
                                            ----------
Total from investment operations                  0.76
                                            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.06)
                                            ----------
Net asset value, end of period              $    20.48
                                            ==========
TOTAL RETURN (b)                                  3.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    2,048
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             2.20% (c)
Portfolio turnover rate (d)                         19%

(a) Inception date is consistent with the commencement of operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

SMALL CAP US EQUITY SELECT ETF (RNSC)

                                          FOR THE PERIOD
                                          6/20/2017 (a)
                                             THROUGH
                                            9/30/2017
                                           (UNAUDITED)
                                          --------------
Net asset value, beginning of period        $    19.73
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.11
Net realized and unrealized gain (loss)           1.14
                                            ----------
Total from investment operations                  1.25
                                            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.07)
                                            ----------
Net asset value, end of period              $    20.91
                                            ==========
TOTAL RETURN (b)                                  6.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    2,091
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)
Ratio of net investment income (loss) to
   average net assets                             1.88% (c)
Portfolio turnover rate (d)                         14%

(a) Inception date is consistent with the commencement of operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

US EQUITY DIVIDEND SELECT ETF (RNDV)

                                          FOR THE PERIOD
                                          6/20/2017 (a)
                                             THROUGH
                                            9/30/2017
                                           (UNAUDITED)
                                          --------------
Net asset value, beginning of period        $    19.85
                                            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.12
Net realized and unrealized gain (loss)           0.47
                                            ----------
Total from investment operations                  0.59
                                            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.08)
                                            ----------
Net asset value, end of period              $    20.36
                                            ==========
TOTAL RETURN (b)                                  2.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    4,072
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.50% (c)
Ratio of net investment income (loss) to
   average net assets                             3.40% (c)
Portfolio turnover rate (d)                         19%

(a) Inception date is consistent with the commencement of operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 61

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-four exchange-traded funds that are offering shares. This report covers the six funds (each a "Fund" and collectively, the "Funds") listed below, each a non-diversified series of the Trust.

    Developed International Equity Select ETF - (The Nasdaq Stock Market LLC
       ("Nasdaq") ticker "RNDM")
    Emerging Markets Equity Select ETF - (Nasdaq ticker "RNEM")
    Large Cap US Equity Select ETF - (Nasdaq ticker "RNLC")
    Mid Cap US Equity Select ETF - (Nasdaq ticker "RNMC")
    Small Cap US Equity Select ETF - (Nasdaq ticker "RNSC")
    US Equity Dividend Select ETF - (Nasdaq ticker "RNDV")

Each fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                            INDEX
Developed International Equity Select ETF       Nasdaq Riskalyze Developed Markets Index
Emerging Markets Equity Select ETF              Nasdaq Riskalyze Emerging Markets Index
Large Cap US Equity Select ETF                  Nasdaq Riskalyze US Large Cap Index
Mid Cap US Equity Select ETF                    Nasdaq Riskalyze US Mid Cap Index
Small Cap US Equity Select ETF                  Nasdaq Riskalyze US Small Cap Index
US Equity Dividend Select ETF                   Nasdaq Riskalyze US Large Cap Select Dividend Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

      Common stocks, real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and the asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the day during which investors transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

E. INCOME TAXES

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of September 30, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in each Funds' financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The Funds intend to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset against any future realized capital gains. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Riskalyze, Inc. ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                  Rate
                                                            ----------------
Developed International Equity Select ETF                        0.65%
Emerging Markets Equity Select ETF                               0.75%
Large Cap US Equity Select ETF                                   0.60%
Mid Cap US Equity Select ETF                                     0.60%
Small Cap US Equity Select ETF                                   0.60%
US Equity Dividend Select ETF                                    0.50%

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases            Sales
                                                            ----------------   ----------------
Developed International Equity Select ETF                   $        368,583   $        141,429
Emerging Markets Equity Select ETF                                 6,230,337          1,301,168
Large Cap US Equity Select ETF                                       339,670            335,471
Mid Cap US Equity Select ETF                                         379,119            375,064
Small Cap US Equity Select ETF                                       288,230            291,339
US Equity Dividend Select ETF                                        471,975            489,362

For the period ended September 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases            Sales
                                                            ----------------   ----------------
Developed International Equity Select ETF                   $      4,723,133   $             --
Emerging Markets Equity Select ETF                                        --                 --
Large Cap US Equity Select ETF                                     7,970,554          1,006,319
Mid Cap US Equity Select ETF                                       2,984,878          1,004,330
Small Cap US Equity Select ETF                                     2,985,197          1,010,339
US Equity Dividend Select ETF                                      5,002,483            974,081


                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing of Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities, and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and Redemption Transaction Fees for each Fund are as follows:

                                                                Creation          Redemption
                                                            Transaction Fees   Transaction Fees
                                                            ----------------   ----------------
Developed International Equity Select ETF                        $2,500             $2,500
Emerging Markets Equity Select ETF                                2,500              2,500
Large Cap US Equity Select ETF                                    1,600              1,600
Mid Cap US Equity Select ETF                                      1,500              1,500
Small Cap US Equity Select ETF                                    1,350              1,350
US Equity Dividend Select ETF                                       650                650


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 20, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 2, 2017, First Trust SMID Cap Rising Dividend Achievers ETF, an additional series of the Trust, began trading under the ticker symbol SDVY on Nasdaq.

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ADDITIONAL INFORMATION
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to a Fund's net asset value and possibly face delisting.

CURRENCY EXCHANGE RATE RISK. Certain Funds holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of such Funds' investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in such Funds may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third-party service providers.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DIVIDEND RISK. There is no guarantee that the issuers of the Funds' portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

EMERGING MARKETS RISK. Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. A Fund's ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency convertibility issues. Such conditions may impact the ability of a Fund to buy, sell or otherwise transfer securities,

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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

cause the Fund's returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value. Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, non-U.S. investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

EQUITY SECURITIES RISK. Because the Funds invest in equity securities, the value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of a Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Funds' investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds' investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

INDEX CONSTITUENT RISK. A Fund may be a constituent of one or more indices or ETF models. As a result, such Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET MAKER RISK. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq, which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security or shares of the Funds in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Funds could decline in value or underperform other investments.

NEW FUND RISK. The Funds currently have fewer assets than larger funds, and like other new funds, large inflows and outflows may impact a Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. A Fund's return may not match the return of its Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing their portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Funds are only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of their assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Funds are exposed to additional market risk due to its policy of investing principally in the securities included in each Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TRADING ISSUES RISK. Although the shares of the Funds are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Funds' shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust Large Cap US Equity Select ETF ("RNLC")
    First Trust Mid Cap US Equity Select ETF ("RNMC")
    First Trust Small Cap US Equity Select ETF ("RNSC")
    First Trust US Equity Dividend Select ETF ("RNDV")
    First Trust Developed International Equity Select ETF ("RNDM") First Trust Emerging Markets Equity Select ETF ("RNEM")


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The Board approved the Agreement for an initial two-year term at a meeting held on June 11-12, 2017. The Board of Trustees determined that the Agreement is in the best interests of each Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the estimated expenses of each Fund as compared to the expense ratios of the funds in the MPI Peer Group; the nature of the expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to each Fund. The Board considered the background and experience of the persons who will be responsible for the day-to-day management of each Fund. In reviewing the services to be provided, the Board considered the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. Since the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds, but the Board did consider the hypothetical investment performance of each Fund's underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by each Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each of RNLC, RNMC and RNSC would pay the Advisor a unitary fee equal to an annual rate of 0.60% of its average daily net assets, RNDV would pay the Advisor a unitary fee equal to an annual rate of 0.50% of its average daily net assets, RNDM would pay the Advisor a unitary fee equal to an annual rate of 0.65% of its average daily net assets and RNEM would pay the Advisor a unitary fee equal to an annual rate of 0.75% of its average daily net assets. The Board noted that the Advisor would be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for each Fund showing the advisory (if applicable) or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates and expense ratios charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group included one or more peer funds that pay a unitary fee and because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each of RNLC, RNMC, RNSC and RNDM was above the median total (net) expense ratio of the peer funds in its MPI Peer Group and that the unitary fee rate for each of RNDV and RNEM was equal to the median total (net) expense ratio of the peer funds in its MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor how each MPI Peer Group was assembled and limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability, but noted that each Fund's unitary fee rate was in line with the total (net) expense ratios of the most comparable ETFs currently


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

advised by the Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreement, the Board determined that the proposed unitary fee for each Fund was fair and reasonable.

The Board noted that the proposed unitary fee for each Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of each Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for each Fund to the Advisor. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with each Fund and the Advisor's compensation for fund reporting services to be provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board also noted that the Advisor would not utilize soft dollars in connection with its management of each Fund's portfolio. The Board also considered information presented by the Advisor on its business relationship with Riskalyze, Inc., the underlying index provider. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE


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FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund VI
             ------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2017
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2017
      -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 20, 2017
      -----------------

* Print the name and title of each signing officer under his or her signature.